UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 – October 31, 2017
Item 1: Reports to Shareholders

Annual Report | October 31, 2017

Vanguard Selected Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Selected Value Fund returned 27.17% for the 12 months ended October 31, 2017, far surpassing the 17.12% return of its benchmark, the Russell Midcap Value Index, and the 17.57% average return of its mid-capitalization value fund peers.

• Growth stocks surpassed their value counterparts, while small-cap stocks outpaced large-caps.

• Each of the fund’s three advisors invests in the stocks of mid-cap companies it considers undervalued by the marketplace with solid prospects for recovery.

• The fund’s industrial stocks returned nearly 44% and its information technology stocks more than 66%, well ahead of those in the benchmark. Both sectors contributed significantly to results, along with financials, which rose despite a drag from stock selection. Energy stocks delivered the fund’s only negative returns.

• For the ten years ended October 31, 2017, the fund’s average annual return of 8.50% exceeded those of its expense-free benchmark and its peers.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Selected Value Fund	27.17%
Russell Midcap Value Index	17.12
Mid-Cap Value Funds Average	17.57
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Selected Value Fund	8.50%
Russell Midcap Value Index	7.90
Mid-Cap Value Funds Average	6.79
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.35%	1.20%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mid-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Advisors’ Report

For the fiscal year ended October 31, 2017, Vanguard Selected Value Fund returned 27.17%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on November 13, 2017.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	59	6,257	Conducts fundamental research on individual
Strauss, LLC			stocks exhibiting traditional value
			characteristics: price/earnings and price/book
			ratios below the market average and dividend
			yields above the market average.
Pzena Investment Management,	22	2,283	Uses a fundamental, bottom-up,
LLC			deep-value-oriented investment strategy. Seeks
			to buy good businesses at low prices, focusing
			exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Donald Smith & Co., Inc.	17	1,842	Conducts fundamental research on the lowest
			price-to-tangible book value companies.
			Research focuses on underlying quality of book
			value and assets, and on long-term earnings
			potential.
Cash Investments	2	192	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a cash position.

6

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

The market performed strongly over the fiscal year as low interest rates, good economic growth, and hopes for a more business-friendly regulatory and taxation environment drove valuations higher. Our portfolio also performed well and is positioned to benefit from what we believe will happen in the next phase: reasonable growth, higher interest rates, and lower tax rates. As correlations come down further, individual stock selection should continue to add value and be in line with our bottom-up selection process.

Sectors such as real estate and utilities that may have benefited from low interest rates are now underperforming in a rising-rate environment, and our underweighting of these sectors added to our results over this period. Conversely, we are overweighted in industrials, materials, and consumer discretionary—sectors that are expected to benefit from an improving economic environment (and higher rates)—and these areas also added to our performance.

Markets appear to be priced for robust earnings growth, continued high profit margins, and the expectation that pro-growth policies will be enacted. We believe that we are positioned appropriately to take advantage of value in the market and that we are past the point of maximum uncertainty, and we expect our performance to continue to recover and benefit from such an environment.

Further, we believe that the most recent environment––a highly correlated, macro-driven bull market now in its eighth year––is turning in favor of differentiated stock selection and that our active management will reap the benefits.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and Co-Chief Investment Officer

John Flynn, Principal

Ben Silver, CFA, CPA, Principal

U.S. equity markets saw healthy appreciation over the past 12 months, supported by the economy’s strength. Our portfolio performed well, despite growth stocks outperforming value. It benefited from our positioning in financials and particularly strong stock selection in industrials and real estate, partly offset by our energy holdings and a lack of exposure to materials.

Terex, a manufacturer of aerials and cranes, was the biggest contributor, thanks to the market’s improvement and the company’s executing on its restructuring plan while buying back stock. Insurer Voya Financial also helped results, benefiting from higher

7

interest rates and expectations of faster economic growth while continuing its significant share-repurchase program.

Canadian exploration and production company Cenovus Energy was the portfolio’s largest detractor in the wake of its buyout of Conoco Phillips’ oil sands interest. Although the acquisition makes long-term strategic sense, the resulting increased balance-sheet leverage, along with depressed oil prices, hurt the stock. Cenovus subsequently announced the first of several planned divestitures, relieving investor concerns about the company’s ability to dispose of assets to reduce debt on the balance sheet.

As pharmaceutical drug pricing and overall health care spending garnered increased attention in last year’s presidential election, health care companies began appearing on our research screens. Our initial work focused on the pharmaceutical supply chain, and the addition of Mylan and Cardinal Health represent the outcome of some of this work.

We also initiated positions in door and window maker JELD-WEN and in Hanover Insurance Group, a small- and middle-market property and casualty insurer. We sold our holdings in automotive supplier Dana as it reached our estimate of fair value, and we sold out of Staples as its acquisition by private equity firm Sycamore Partners closed. We also trimmed Terex, ON Semiconductor, and Parker Hannifin as those stocks rose.

We continue to see wide valuation spreads across the market and attractive opportunities in the more economically sensitive sectors. Portfolio positioning remains largely the same, with the largest exposure being to financials, information technology, and industrials.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith, President
and Chief Investment Officer

Richard L. Greenberg, CFA, Senior Portfolio
Manager and Director of Research

The portfolio at the end of October 2017 continues to meet our criteria of owning a concentrated portfolio of low price-to-tangible book value stocks with attractive long-term earnings potential. Despite the portfolio’s significant appreciation, it still sells at a substantial discount to the market. It currently sells at 121% of tangible book value and 9.7 times our estimate of normalized earnings. In contrast, the S&P 500 Index sells at more than 9.5 times tangible book value and 19 times normalized earnings.

Most stocks in the portfolio helped performance. Technology, insurance, home builders, and airline/aircraft leasing companies were the top-performing categories, offset by some precious metals and energy holdings.

8

Micron Technology (+158.2%) was the best-performing stock. A better supply/ demand environment for DRAM and NAND memory storage has led to a rebound in what were previously depressed chip prices. Earnings have far exceeded analyst estimates. Most recently, Micron announced that it expects the DRAM market to remain undersupplied through fiscal year 2018, and that has helped support the stock.

Air France (+157.0%) has been another top performer, with higher ticket prices and lower costs leading to strong earnings. The company has also shown progress in launching a new, low-cost airline to enhance its competitive positioning.

All the home builders—Toll Brothers (+67.8%), CalAtlantic (+42.2%), and Taylor Morrison (+27.0%)—boosted performance, reflecting strong positive fundamentals for the housing industry.

Insurance holdings such as CNA Financial (+48.0%) and Unum (+47.0%) rose, while others including Aspen (–11.1%) and Axis Capital (–4.5%) detracted. After last year’s presidential election, Donald Trump’s victory and the prospect of higher interest rates and industry deregulation lifted stocks across the board, which benefited the insurance holdings. This year, while some of the holdings were affected by worries over financial fallout from major hurricanes, others benefited from expectations of rising interest rates, which would increase investment income for many insurers.

The performance of precious metals holdings was also mixed. IAMGOLD (+36.9%) has been a strong contributor, experiencing some positive developments earlier in the year. In June, the miner announced a joint venture with Sumitomo Metal Mining to develop the Côté Gold Project in Ontario. Sumitomo paid IAMGOLD $195 million for a 30% ownership interest, implying a higher valuation for the mine than analysts estimated. Other precious metals companies such as Yamana (–26.7%) and Brio Gold (–41.6%) have slumped.

We eliminated positions in Ingram Micro, which a Chinese conglomerate acquired in December 2016, and CalAtlantic, which we purchased earlier in the year and sold after the company received a premium offer from Lennar. We also eliminated holdings in NRG Energy, Paragon, and Tidewater. We reduced our exposure to Axis Capital, Celestica, CNA Financial, MFA Financial, Micron Technology, Toll Brothers, Unum, and XL Group. We added to our holdings in Aspen Insurance, Yamana Gold, IAMGOLD, and Nabors.

Two new companies were added to the portfolio. Taylor Morrison (cost of $19.02) is a high-quality home builder that we had the opportunity to build a position in at a valuation discount to competitors as its private equity sponsors accelerated the liquidation of their shares. The stock trades at a little over nine times our two- to four-year earnings estimate. Miner Brio Gold (cost of $3.05 Canadian) was formed by

9

Yamana Gold to own and operate some of its smaller Brazilian mines. We expect Brio Gold’s three operating mines to produce significant free cash flow, and the company has strong potential for production growth and valuation uplift from a new project. The stock trades at 50% of tangible book value and has no debt on its balance sheet.

The portfolio’s largest industry weightings are in airlines/aircraft leasing, technology, metals, and insurance.

10

Selected Value Fund

Fund Profile
As of October 31, 2017

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	119	585	3,787
Median Market Cap	$11.7B	$12.5B	$62.0B
Price/Earnings Ratio	16.6x	18.6x	22.0x
Price/Book Ratio	1.7x	1.9x	2.9x
Return on Equity	10.9%	9.5%	15.1%
Earnings Growth
Rate	11.5%	9.5%	9.8%
Dividend Yield	1.8%	2.1%	1.8%
Foreign Holdings	11.4%	0.0%	0.0%
Turnover Rate	22%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.35%	—	—
30-Day SEC Yield	1.39%	—	—
Short-Term Reserves	3.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary 14.0%		11.6%	12.2%
Consumer Staples	1.6	3.8	7.1
Energy	8.1	7.9	5.6
Financials	26.0	20.2	15.1
Health Care	6.6	6.5	13.5
Industrials	18.3	11.8	10.7
Information Technology	12.6	6.7	23.5
Materials	6.9	5.5	3.5
Real Estate	1.6	14.3	3.9
Telecommunication
Services	0.0	0.6	1.7
Utilities	4.3	11.1	3.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.86	0.82
Beta	1.05	1.05

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Micron Technology Inc.	Semiconductors	3.3%
Willis Towers Watson
plc	Insurance Brokers	2.5
Cigna Corp.	Managed Health
	Care	2.4
AerCap Holdings NV	Trading Companies &
	Distributors	2.2
Owens Corning	Building Products	2.2
Microchip Technology
Inc.	Semiconductors	2.0
Stanley Black & Decker
Inc.	Industrial Machinery	1.9
KeyCorp	Regional Banks	1.9
Spirit AeroSystems	Aerospace &
Holdings Inc.	Defense	1.8
Axalta Coating Systems
Ltd.	Specialty Chemicals	1.7
Top Ten		21.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratio was 0.39%.

11

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Selected Value Fund	27.17%	14.71%	8.50%	$22,610
Russell Midcap Value Index	17.12	14.49	7.90	21,382
Mid-Cap Value Funds Average	17.57	13.37	6.79	19,287
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

Selected Value Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Selected Value Fund
Russell Midcap Value Index

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	23.48%	14.50%	8.44%

13

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.7%)[1]
Consumer Discretionary (13.1%)
*	Norwegian Cruise Line
	Holdings Ltd.	2,821,700	157,310
	Royal Caribbean Cruises
	Ltd.	1,267,000	156,817
	Whirlpool Corp.	951,300	155,947
	Dollar General Corp.	1,847,300	149,336
^	Hanesbrands Inc.	6,386,700	143,701
	L Brands Inc.	3,152,800	135,696
*	Taylor Morrison Home
	Corp. Class A	3,326,345	80,331
^	Meredith Corp.	1,469,444	77,880
	Adient plc	840,500	70,905
	Interpublic Group of
	Cos. Inc.	2,741,799	52,780
*,^	SeaWorld
	Entertainment Inc.	4,467,400	51,286
	Omnicom Group Inc.	759,705	51,044
	News Corp. Class A	3,579,375	48,894
	Hilton Worldwide
	Holdings Inc.	528,848	38,225
	Toll Brothers Inc.	298,920	13,762
			1,383,914
Consumer Staples (1.4%)
	Coca-Cola European
	Partners plc	3,100,300	126,678
	Kellogg Co.	337,425	21,099
			147,777
Energy (7.6%)
^	Vermilion Energy Inc.	5,009,300	170,967
	Devon Energy Corp.	3,997,700	147,515
^	PBF Energy Inc. Class A	4,581,057	132,713
2	Golar LNG Ltd.	5,342,908	112,896
	Murphy Oil Corp.	2,009,970	53,767
	Cenovus Energy Inc.	4,261,811	41,425

			Market
			Value•
		Shares	($000)
*	WPX Energy Inc.	3,037,079	34,258
*,^	Chesapeake Energy
	Corp.	8,129,600	31,705
*	TechnipFMC plc	1,020,373	27,948
*	Rowan Cos. plc Class A	996,725	14,283
*	Noble Corp. plc	3,160,316	13,147
*	Superior Energy
	Services Inc.	1,120,132	9,880
	Nabors Industries Ltd.	1,741,181	9,803
	Baker Hughes a GE Co.	170,476	5,358
			805,665
Financials (24.5%)
	Willis Towers Watson
	plc	1,625,664	261,862
	KeyCorp	11,103,225	202,634
	Capital One Financial
	Corp.	1,880,600	173,354
	Fifth Third Bancorp	5,667,200	163,782
	New York Community
	Bancorp Inc.	11,309,500	142,047
	XL Group Ltd.	3,109,316	125,834
	FNF Group	3,201,700	119,808
	CNA Financial Corp.	2,041,885	110,527
	Unum Group	2,027,998	105,537
^	Element Fleet
	Management Corp.	12,459,100	95,995
	Everest Re Group Ltd.	401,462	95,327
	Navient Corp.	7,622,347	94,974
	Validus Holdings Ltd.	1,818,725	94,719
	Voya Financial Inc.	2,023,996	81,284
	Discover Financial
	Services	1,026,400	68,286
	Axis Capital
	Holdings Ltd.	1,208,295	65,719
	Regions Financial Corp.	4,105,725	63,557
	Valley National Bancorp	5,308,100	61,043
	Franklin Resources Inc.	1,287,762	54,253

14

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Invesco Ltd.	1,501,950	53,755
	Comerica Inc.	635,150	49,904
	Allstate Corp.	456,751	42,871
*	SLM Corp.	3,960,300	41,939
	Webster Financial Corp.	619,497	34,066
	Hanover Insurance
	Group Inc.	340,945	33,542
	Aspen Insurance
	Holdings Ltd.	674,050	28,917
	Legg Mason Inc.	639,775	24,427
	Progressive Corp.	495,225	24,093
	Torchmark Corp.	279,434	23,509
	MFA Financial Inc.	2,274,657	18,743
	Hartford Financial
	Services Group Inc.	313,800	17,275
	Synovus Financial Corp.	253,611	11,882
*	Genworth Financial Inc.
	Class A	2,224,850	7,364
			2,592,829
Health Care (6.1%)
	Cigna Corp.	1,306,225	257,614
	Cardinal Health Inc.	2,712,460	167,901
^	Patterson Cos. Inc.	3,935,099	145,599
*	Mylan NV	2,077,324	74,181
			645,295
Industrials (17.3%)
*	AerCap Holdings NV	4,443,188	233,890
	Owens Corning	2,828,202	233,864
	Stanley Black & Decker
	Inc.	1,262,500	203,957
	Spirit AeroSystems
	Holdings Inc. Class A	2,350,107	188,244
	Johnson Controls
	International plc	4,103,364	169,838
*,^	Air France-KLM ADR	8,488,085	132,635
	Ryder System Inc.	1,445,454	117,197
*	JetBlue Airways Corp.	5,138,340	98,399
	Nielsen Holdings plc	1,997,700	74,055
*	JELD-WEN Holding Inc.	1,989,993	73,391
	Terex Corp.	1,487,883	70,094
	Dover Corp.	664,325	63,436
	CNH Industrial NV	3,387,098	43,016
*	AECOM	1,101,235	38,609
	KBR Inc.	1,837,216	36,065
	Actuant Corp. Class A	1,395,325	35,581
	Parker-Hannifin Corp.	66,475	12,139
			1,824,410
Information Technology (11.6%)
*	Micron Technology Inc.	7,830,000	346,947
	Microchip Technology
	Inc.	2,211,000	209,603
	Versum Materials Inc.	3,791,401	159,542

			Market
			Value•
		Shares	($000)
	Total System Services
	Inc.	1,276,936	92,003
	Avnet Inc.	1,996,860	79,475
	Hewlett Packard
	Enterprise Co.	4,069,096	56,642
*	Black Knight Inc.	999,161	45,312
	HP Inc.	1,679,660	36,197
*	Flex Ltd.	1,991,393	35,447
	Genpact Ltd.	1,016,327	30,947
*	Arrow Electronics Inc.	304,204	25,429
	Micro Focus International
	plc ADR	699,781	24,443
*	Celestica Inc.	2,081,919	20,923
	Jabil Inc.	711,890	20,132
	Seagate Technology plc	504,625	18,656
	DXC Technology Co.	142,533	13,045
*	ON Semiconductor Corp. 545,155		11,623
			1,226,366
Materials (6.5%)
*	Axalta Coating
	Systems Ltd.	5,409,900	179,879
*	Kinross Gold Corp.	42,300,000	167,085
	Yamana Gold Inc.	38,000,000	99,180
	Celanese Corp.
	Class A	912,000	95,131
*	IAMGOLD Corp.	13,347,857	73,280
^	CRH plc ADR	1,654,199	62,065
*,2	Brio Gold Inc.	7,361,783	10,157
			686,777
Real Estate (1.5%)
	GEO Group Inc.	3,028,650	78,594
	Lamar Advertising Co.
	Class A	856,593	60,338
	Hospitality Properties
	Trust	583,800	16,685
			155,617
Utilities (4.1%)
	Xcel Energy Inc.	2,909,537	144,080
	Pinnacle West Capital
	Corp.	1,418,500	124,417
	CenterPoint Energy Inc.	2,117,684	62,641
	Edison International	758,900	60,674
	Avangrid Inc.	445,533	23,047
	PG&E Corp.	312,425	18,049
			432,908
Total Common Stocks
(Cost $7,085,612)			9,901,558

15

Selected Value Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (7.2%)[1]
Money Market Fund (7.1%)
[3,4]	Vanguard Market Liquidity
Fund, 1.246%	7,554,088	755,485

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Treasury Bill,
1.116%, 2/22/18	6,000	5,979
5	United States Treasury Bill,
1.087%, 3/1/18	2,000	1,992
		7,971
Total Temporary Cash Investments
(Cost $763,476)		763,456
Total Investments (100.9%)
(Cost $7,849,088)		10,665,014
Other Assets and Liabilities (-0.9%)
Other Assets		188,514
Liabilities [4]		(279,108)
		(90,594)
Net Assets (100%)
Applicable to 319,015,330 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		10,574,420
Net Asset Value Per Share		$33.15

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding
Segregated Securities)	9,779,691
Collateral for Futures Contracts	6,785
Total Unaffiliated Issuers	9,786,476
Affiliated Vanguard Funds	755,485
Other Affiliated Issuers	123,053
Total Investments in Securities	10,665,014
Investment in Vanguard	652
Receivables for Investment
Securities Sold	178,348
Receivables for Accrued Income	4,631
Receivables for Capital Shares Issued	4,505
Variation Margin Receivable—
Futures Contracts	322
Other Assets	56
Total Assets	10,853,528
Liabilities
Payables for Investment
Securities Purchased	9,721
Collateral for Securities on Loan	246,733
Payables to Investment Advisor	6,349
Payables for Capital Shares Redeemed	5,320
Payables to Vanguard	10,976
Other Liabilities	9
Total Liabilities	279,108
Net Assets	10,574,420

16

Selected Value Fund

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	6,807,586
Undistributed Net Investment Income	94,845
Accumulated Net Realized Gains	853,978
Unrealized Appreciation (Depreciation)
Investment Securities	2,815,926
Futures Contracts	2,085
Net Assets	10,574,420

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $239,250,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 95.4% and 5.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $246,733,000 of collateral received for securities on loan.
5 Securities with a value of $6,785,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	1,463	188,193	2,085

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	181,287
Interest	4,365
Securities Lending—Net	743
Total Income	186,395
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,855
Performance Adjustment	496
The Vanguard Group—Note C
Management and Administrative	14,713
Marketing and Distribution	1,708
Custodian Fees	116
Auditing Fees	37
Shareholders’ Reports and Proxy	453
Trustees’ Fees and Expenses	17
Total Expenses	39,395
Expenses Paid Indirectly	(219)
Net Expenses	39,176
Net Investment Income	147,219
Realized Net Gain (Loss)
Investment Securities Sold	880,575
Futures Contracts	30,449
Foreign Currencies	(502)
Realized Net Gain (Loss)	910,522
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,280,952
Futures Contracts	3,869
Change in Unrealized Appreciation (Depreciation)	1,284,821
Net Increase (Decrease) in Net Assets Resulting from Operations	2,342,562
1 Dividends are net of foreign withholding taxes of $1,762,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	147,219	179,837
Realized Net Gain (Loss)	910,522	294,122
Change in Unrealized Appreciation (Depreciation)	1,284,821	(279,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,342,562	194,630
Distributions
Net Investment Income	(160,953)	(150,373)
Realized Capital Gain[1]	(259,949)	(347,588)
Total Distributions	(420,902)	(497,961)
Capital Share Transactions
Issued	1,344,907	1,575,113
Issued in Lieu of Cash Distributions	390,140	457,613
Redeemed	(1,883,953)	(2,591,075)
Net Increase (Decrease) from Capital Share Transactions	(148,906)	(558,349)
Total Increase (Decrease)	1,772,754	(861,680)
Net Assets
Beginning of Period	8,801,666	9,663,346
End of Period[2]	10,574,420	8,801,666

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $29,192,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $94,845,000 and $118,432,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.24	$28.15	$29.49	$28.07	$21.01
Investment Operations
Net Investment Income	. 449[1]	.527[1]	.478	.415	. 395
Net Realized and Unrealized Gain (Loss)
on Investments	6.760	.030	(.245)	2.555	7.105
Total from Investment Operations	7.209	.557	.233	2.970	7.500
Distributions
Dividends from Net Investment Income	(. 501)	(. 443)	(. 404)	(. 330)	(. 440)
Distributions from Realized Capital Gains	(.798)	(1.024)	(1.169)	(1.220)	—
Total Distributions	(1.299)	(1.467)	(1.573)	(1.550)	(.440)
Net Asset Value, End of Period	$33.15	$27.24	$28.15	$29.49	$28.07
Total Return[2]	27.17%	2.20%	0.88%	11.02%	36.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,574	$8,802	$9,663	$10,153	$7,019
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.35%	0.39%	0.41%	0.43%
Ratio of Net Investment Income to
Average Net Assets	1.47%	2.00%	1.62%	1.53%	1.70%
Portfolio Turnover Rate	22%	27%	24%	18%	27%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.04%), (0.02%), 0.01%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

21

Selected Value Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

22

Selected Value Fund

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Barrow, Hanley, Mewhinney & Strauss, LLC, and Pzena Investment Management, LLC, are subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $496,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $652,000, representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2017, these arrangements reduced the fund’s management and administrative expenses by $216,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

23

Selected Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,901,558	—	—
Temporary Cash Investments	755,485	7,971	—
Futures Contracts—Assets[1]	322	—	—
Total	10,657,365	7,971	—
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,359,000 from undistributed net investment income and $58,387,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $177,611,000 of ordinary income and $784,006,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $7,849,752,000. Net unrealized appreciation of investment securities for tax purposes was $2,815,262,000, consisting of unrealized gains of $3,328,768,000 on securities that had risen in value since their purchase and $513,506,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2017, the fund purchased $2,127,208,000 of investment securities and sold $2,868,441,000 of investment securities, other than temporary cash investments.

24

Selected Value Fund

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	44,024	63,300
Issued in Lieu of Cash Distributions	13,370	17,506
Redeemed	(61,444)	(100,972)
Net Increase (Decrease) in Shares Outstanding	(4,050)	(20,166)

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2016		from	Net	Change in		Capital Gain	2017
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Brio Gold Inc.	—	16,511	—	—	(6,354)	—	—	10,157
GEO Group Inc.	92,023	—	56,036	12,677	29,930	5,210	—	NA1
Golar LNG Ltd.	NA2	23,971	2,085	(2,191)	(3,654)	1,088	—	112,896
SeaWorld
Entertainment Inc.	63,699	—	1,084	(1,082)	(10,247)	—	—	NA1
Vanguard Market
Liquidity Fund	410,842	NA [3]	NA [3]	49	(45)	4,293	—	755,485
Total	566,564			9,453	9,630	10,591	—	878,538

1 Not applicable—at October 31, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable—at October 31, 2016, the issuer was not an affiliated company of the fund.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $313,407,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $160,953,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 56.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.17%	14.71%	8.50%
Returns After Taxes on Distributions	25.85	13.51	7.61
Returns After Taxes on Distributions and Sale of Fund Shares	16.22	11.61	6.73

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,089.39	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9340 122017

Annual Report | October 31, 2017

Vanguard Mid-Cap Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard Mid-Cap Growth Fund returned 22.69%, trailing its benchmark, the Russell Midcap Growth Index, and its mid-cap growth fund peers.

• The fiscal year was characterized by strong stock performance in both the U.S. and international markets. These rallies were propelled by decent, and sometimes surprising, economic growth in key regions, political uncertainty falling away in countries such as France, and optimism over a new policy and regulatory environment in the United States.

• Growth stocks outperformed their value counterparts during the 12 months.

• The consumer staples, health care, real estate, and financial sectors helped drive relative performance. Information technology and industrial stocks were among the biggest detractors from relative performance.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Mid-Cap Growth Fund	22.69%
Russell Midcap Growth Index	26.25
Mid-Cap Growth Funds Average	26.02
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Mid-Cap Growth Fund	7.16%
Russell Midcap Growth Index	8.23
Mid-Cap Growth Funds Average	6.29
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.36%	1.28%

The fund expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mid-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Advisors’ Report

For the 12 months ended October 31, 2017, Vanguard Mid-Cap Growth Fund returned 22.69%, lagging the performance of its benchmark, the Russell Midcap Growth Index, and the average return of its mid-cap growth peer funds. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The fund’s advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table that follows. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. (Please note that the RS Investments discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on November 13, 2017.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
RS Investments	49	2,090	RS Investments, a Victory Capital investment
			franchise, employs both fundamental analysis
			and quantitative screening in seeking to identify
			companies that the investment team believes
			will produce sustainable earnings growth over a
			multiyear horizon. Investment candidates
			typically exhibit some or all of the following key
			criteria: strong organic revenue growth,
			expanding margins and profitability, innovative
			products or services, defensible competitive
			advantages, growing market share, and
			experienced management teams.
William Blair Investment	49	2,076	Uses a fundamental investment approach in
Management, LLC			pursuit of superior long-term investment results
			from growth-oriented companies with
			leadership positions and strong market
			presence.
Cash Investments	2	74	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

6

RS Investments

Portfolio Managers:

D. Scott Tracy, CFA,
Chief Investment Officer

Stephen J. Bishop

Melissa Chadwick-Dunn

Christopher W. Clark, CFA

The U.S. equity market continued to perform well during the 12 months, driven by strong company fundamentals and continued strength in the underlying U.S. economy. GDP continued to be revised higher, ending the most recent quarter above 3% annualized, according to the Bureau of Economic Analysis.

Mid-capitalization stocks underperformed small- and large-cap stocks, while growth-oriented investments outperformed their value counterparts, as investors favored growth stocks’ strong fundamentals and more stable earnings. Mid-cap growth stocks, as measured by the Russell Midcap Growth Index, have now outperformed mid-cap value stocks, as measured by the Russell Midcap Value Index, over the one-, three-, five-, and ten-year periods.

However, value-oriented stocks did outperform growth stocks at the beginning of the fiscal year, particularly after the U.S. presidential election. During that time, we found attractive reward-to-risk opportunities in more growth-centric sectors and in industries such as technology. As a result, since late 2016 we have been increasing the relative weights of the portfolio’s technology, financial services, and consumer discretionary sectors and decreasing the relative weight of industrial holdings in producer durables, materials and processing, and energy.

Since the inception of our portfolio in early December, our strategy has provided strong positive absolute returns, while underperforming the benchmark index. Strong performance in health care, technology, and financial services contributed to results. Stock selection in industrials, particularly within producer durables and materials and processing, slightly dampened relative performance. This was offset in part by positive stock selection in consumer discretionary and financial services.

The main detractors in producer durables were transportation and freight industry holdings, led by the underperformance of JetBlue Airways and Alaska Air Group. In materials and processing, underper-formance was largely a result of building materials companies Eagle Materials and Acuity Brands.

In consumer discretionary, auto and auto parts stocks were leading contributors, led by Ferrari and Delphi Automotive. Within financial services, outperformance was led by consumer finance and credit services industry holdings TransUnion, Euronet Worldwide, and Square.

7

Looking ahead, we remain optimistic about the outlook for U.S. economic growth and corporate earnings performance against an expected backdrop of positive employment trends, improving income growth, and moderate inflation. Although we acknowledge potential challenges from a less accommodative Federal Reserve, as well as continued international economic uncertainty, we note that the U.S. economy is still expected to grow at a high rate. U.S. interest rates will also likely remain near historic lows, even with additional moderate Fed tightening.

As a result, despite entering year nine of the bull market, we believe that companies with innovative solutions across sectors will continue to grow earnings at a high absolute and relative rate, which in turn will drive strong performance.

William Blair Investment
Management, LLC

Portfolio Managers:

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

Dan Crowe, CFA, Partner

The Russell Midcap Growth Index exhibited a positive return in each of the last 12 months, en route to a 26.25% overall return. Improving economic data, solid corporate earnings growth, and optimism for the pro-growth initiatives of the Trump administration underpinned the advance.

A combination of stock-specific dynamics and style factors caused our portfolio’s underperformance. Our strategy has historically struggled to outperform in more speculative markets (those in which the Russell Midcap Growth Index returns more than 15% annualized). Offsetting this was a benefit from our higher growth bias, as stocks with higher growth characteristics outperformed.

Our underweight allocation to the semiconductor industry, including not owning NVIDIA, detracted meaningfully from relative returns. We are often underweighted in semiconductors because of the more commodity-like nature of many semiconductor products, limited pricing power, and the cyclicality of the businesses. Instead, we typically gravitate toward software and services companies that tend to have more differentiated products and services, higher value propositions, and better growth durability.

Our biggest stock detractors were from the consumer sectors and included O’Reilly Automotive, Newell Brands, Hanesbrands, Tractor Supply, and Tyson Foods. Top contributors included Align Technology (health care); CoStar Group, Red Hat, and Arista Networks (information technology); and Old Dominion Freight Line (industrials).

8

Although positive economic data and corporate earnings growth fueled robust equity returns during the 12 months, it remains to be seen if this level of returns is sustainable in an environment where many risks remain.

Pertaining to U.S. fiscal policy, it is unclear whether the current administration will be able to implement pro-growth initiatives such as tax reform and infrastructure spending after being unsuccessful in implementing meaningful health care reform to date. Lack of progress on pro-growth initiatives could dampen optimism that the U.S. economy will see sustained higher growth.

Regarding monetary policy, the Federal Reserve, after two federal funds rate increases so far in 2017, remains focused on its 2% inflation target and the health of the labor market. Although job gains have remained solid and unemployment is at historically low levels, headline inflation remains low. If inflation does not accelerate, the Fed may have to balance interest rate increases with inflation below targeted levels.

The U.S. economy is also subject to risks from abroad. A major geopolitical conflict on the Korean peninsula, an aggressive pullback in quantitative easing in Europe, or a financial crisis from high debt levels in China all have the potential to derail positive economic momentum in the United States.

We continue to focus our attention on analyzing businesses from a bottom-up, fundamental perspective. As such, the impact of economic developments is analyzed on a company-by-company basis. We continue to invest in companies with durable growth drivers and whose stocks present compelling risk–reward opportunities. It is our view that a portfolio constructed this way is less dependent on broad economic growth and will be rewarded over time.

9

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2017

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	107	420	3,787
Median Market Cap	$11.7B	$13.1B	$62.0B
Price/Earnings Ratio	31.5x	27.9x	22.0x
Price/Book Ratio	5.0x	5.5x	2.9x
Return on Equity	14.5%	18.6%	15.1%
Earnings Growth
Rate	19.2%	11.6%	9.8%
Dividend Yield	0.7%	1.0%	1.8%
Foreign Holdings	1.0%	0.0%	0.0%
Turnover Rate	118%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.36%	—	—
30-Day SEC Yield	0.40%	—	—
Short-Term Reserves	2.9%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	18.6%	16.8%	12.2%
Consumer Staples	2.2	4.0	7.1
Energy	2.4	2.5	5.6
Financials	6.9	7.0	15.1
Health Care	15.1	14.2	13.5
Industrials	18.7	16.7	10.7
Information Technology	28.5	28.7	23.5
Materials	4.6	6.5	3.5
Real Estate	3.0	3.3	3.9
Telecommunication
Services	0.0	0.2	1.7
Utilities	0.0	0.1	3.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.93	0.84
Beta	1.00	1.03
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Red Hat Inc.	Systems Software	2.5%
Vail Resorts Inc.	Leisure Facilities	2.3
Progressive Corp.	Property & Casualty
	Insurance	2.1
Six Flags Entertainment
Corp.	Leisure Facilities	2.0
BWX Technologies Inc.	Aerospace &
	Defense	1.9
Microchip Technology
Inc.	Semiconductors	1.9
Copart Inc.	Diversified Support
	Services	1.8
SBA Communications
Corp.	Specialized REITs	1.8
Euronet Worldwide Inc.	Data Processing &
	Outsourced Services	1.7
Align Technology Inc.	Health Care Supplies	1.7
Top Ten		19.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 23, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratio was 0.36%.

10

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	22.69%	12.83%	7.16%	$19,962
Russell Midcap Growth Index	26.25	15.34	8.23	22,046
Mid-Cap Growth Funds Average	26.02	13.38	6.29	18,402
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

Mid-Cap Growth Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Mid-Cap Growth Fund
Russell Midcap Growth Index

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	15.95%	11.68%	7.18%

12

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)[1]
Consumer Discretionary (17.9%)
	Vail Resorts Inc.	420,022	96,193
^	Six Flags Entertainment
	Corp.	1,374,996	86,336
	Ross Stores Inc.	975,300	61,922
*	Yum China Holdings Inc.	986,180	39,792
*	CarMax Inc.	490,100	36,807
	Domino’s Pizza Inc.	199,000	36,417
*	Dollar Tree Inc.	395,770	36,114
	Delphi Automotive plc	358,589	35,637
*	Live Nation
	Entertainment Inc.	797,900	34,932
	Newell Brands Inc.	814,700	33,223
	Hilton Worldwide
	Holdings Inc.	445,970	32,235
^	Hanesbrands Inc.	1,384,300	31,147
	Tractor Supply Co.	481,700	29,027
	Tiffany & Co.	305,770	28,626
*	Norwegian Cruise Line
	Holdings Ltd.	464,990	25,923
	Wendy’s Co.	1,623,105	24,687
	Brunswick Corp.	466,453	23,626
*	Ulta Beauty Inc.	112,862	22,774
*	Burlington Stores Inc.	238,797	22,421
	Hasbro Inc.	215,507	19,954
			757,793
Consumer Staples (2.0%)
*	Post Holdings Inc.	731,380	60,653
	Pinnacle Foods Inc.	458,380	24,945
			85,598
Energy (2.2%)
*	Concho Resources Inc.	523,357	70,240
*	Diamondback Energy Inc.	218,861	23,453
			93,693
Financials (7.0%)
	Progressive Corp.	1,803,660	87,748
	East West Bancorp Inc.	1,091,470	65,313

			Market
			Value•
		Shares	($000)
	Ameriprise Financial Inc.	240,840	37,701
	Affiliated Managers
	Group Inc.	133,190	24,840
*	Western Alliance
	Bancorp	439,694	24,535
*	SVB Financial Group	99,950	21,917
	MSCI Inc. Class A	165,840	19,463
	Intercontinental Exchange
	Inc.	234,067	15,472
			296,989
Health Care (14.5%)
*	Align Technology Inc.	306,044	73,138
*	Illumina Inc.	293,980	60,322
	Zoetis Inc.	881,700	56,270
*	Centene Corp.	473,287	44,333
*	Bluebird Bio Inc.	260,500	36,235
*	Veeva Systems Inc.
	Class A	561,300	34,206
*	BioMarin Pharmaceutical
	Inc.	415,262	34,089
*	ABIOMED Inc.	173,800	33,529
	Cooper Cos. Inc.	133,329	32,034
*	WellCare Health Plans
	Inc.	143,450	28,366
	HealthSouth Corp.	599,000	27,638
*	Mettler-Toledo
	International Inc.	39,000	26,623
	West Pharmaceutical
	Services Inc.	230,400	23,362
*	Hologic Inc.	565,202	21,393
	Agilent Technologies Inc.	313,950	21,358
*	Intuitive Surgical Inc.	56,147	21,075
*	Charles River Laboratories
	International Inc.	180,100	20,944
*	Edwards Lifesciences
	Corp.	180,892	18,493
			613,408

13

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
Industrials (17.9%)
	BWX Technologies Inc.	1,370,121	82,098
*	Copart Inc.	2,107,600	76,485
*	Verisk Analytics Inc.
	Class A	814,100	69,239
	Equifax Inc.	457,565	49,660
*	Middleby Corp.	395,800	45,873
	Fortive Corp.	561,300	40,560
	Parker-Hannifin Corp.	219,630	40,107
*	XPO Logistics Inc.	575,160	39,887
	Xylem Inc.	544,500	36,226
	Roper Technologies Inc.	135,410	34,959
*	Colfax Corp.	832,800	34,736
	Hexcel Corp.	556,130	33,752
*	United Rentals Inc.	234,620	33,194
^	Wabtec Corp.	416,800	31,885
	Fastenal Co.	614,250	28,851
	Fortune Brands Home
	& Security Inc.	359,920	23,776
	AO Smith Corp.	382,340	22,634
*	Knight-Swift
	Transportation
	Holdings Inc.	496,990	20,600
*	TransUnion	294,137	15,439
			759,961
Information Technology (27.3%)
*	Red Hat Inc.	880,050	106,336
	Microchip Technology
	Inc.	848,802	80,466
*	Euronet Worldwide Inc.	758,741	73,325
*	Black Knight Inc.	1,457,548	66,100
*	CoStar Group Inc.	222,379	65,769
*	Vantiv Inc. Class A	841,239	58,887
*	Guidewire Software Inc.	651,300	52,091
	Booz Allen Hamilton
	Holding Corp. Class A	1,250,533	47,258
	Lam Research Corp.	204,268	42,604
*	Ultimate Software Group
	Inc.	209,630	42,469
*	ServiceNow Inc.	307,310	38,835
	MAXIMUS Inc.	562,305	37,354
	LogMeIn Inc.	274,430	33,220
*	GoDaddy Inc. Class A	710,239	33,168
	Marvell Technology
	Group Ltd.	1,777,480	32,830
*	Arista Networks Inc.	159,200	31,822
	Maxim Integrated
	Products Inc.	600,490	31,550
*	Electronic Arts Inc.	219,700	26,276
	CSRA Inc.	793,700	25,390
*	First Data Corp. Class A	1,412,740	25,161
	Activision Blizzard Inc.	350,502	22,954
	NVIDIA Corp.	108,433	22,425
	Western Digital Corp.	244,970	21,868

			Market
			Value•
		Shares	($000)
	j2 Global Inc.	286,900	21,271
*	Wix.com Ltd.	303,180	21,162
*	Coherent Inc.	79,900	20,991
*	Check Point Software
	Technologies Ltd.	175,900	20,705
*	Take-Two Interactive
	Software Inc.	178,000	19,696
	Global Payments Inc.	179,327	18,641
*	Square Inc.	389,220	14,475
			1,155,099
Materials (4.4%)
	Ball Corp.	1,578,600	67,769
	Vulcan Materials Co.	293,200	35,697
	Chemours Co.	421,860	23,882
*	Axalta Coating Systems
	Ltd.	710,000	23,608
	FMC Corp.	231,310	21,479
	Celanese Corp. Class A	136,460	14,234
			186,669
Other (0.3%)
2	Vanguard Mid-Cap
	Growth ETF	100,223	12,474

Real Estate (2.8%)
*	SBA Communications
	Corp. Class A	483,800	76,044
	Equinix Inc.	92,734	42,982
			119,026
Total Common Stocks
(Cost $3,216,191)			4,080,710
Temporary Cash Investments (5.1%)[1]
Money Market Fund (5.0%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.246%	2,135,161	213,537

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
5	United States Cash
	Management Bill,
	1.035%–1.048%, 1/2/18	4,000	3,993
Total Temporary Cash Investments
(Cost $217,531)			217,530
Total Investments (101.4%)
(Cost $3,433,722)			4,298,240

14

Mid-Cap Growth Fund

Face	Market
Amount	Value •
($000)	($000)
Other Assets and Liabilities (-1.4%)
Other Assets	11,316
Liabilities [4]	(69,874)
(58,558)
Net Assets (100%)
Applicable to 159,926,948 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,239,682
Net Asset Value Per Share	$26.51

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding
Segregated Securities)	4,069,684
Collateral for Futures Contracts	2,545
Total Unaffiliated Issuers	4,072,229
Affiliated Vanguard Funds	226,011
Total Investments in Securities	4,298,240
Investment in Vanguard	258
Receivables for Investment Securities
Sold	8,873
Receivables for Accrued Income	909
Receivables for Capital Shares Issued	1,051
Variation Margin Receivable—
Futures Contracts	225
Total Assets	4,309,556
Liabilities
Payables for Investment Securities
Purchased	32,566
Collateral for Securities on Loan	27,182
Payables to Investment Advisor	1,594
Payables for Capital Shares Redeemed	3,450
Payables to Vanguard	5,082
Total Liabilities	69,874
Net Assets	4,239,682

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	3,238,715
Undistributed Net Investment Income	6,495
Accumulated Net Realized Gains	127,509
Unrealized Appreciation (Depreciation)
Investment Securities	864,518
Futures Contracts	2,445
Net Assets	4,239,682

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $26,237,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.8% and 3.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $27,182,000 of collateral received for securities on loan.
5 Securities with a value of $2,545,000 have been segregated as initial margin for open futures contracts.

15

Mid-Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	December 2017	190	34,844	2,200
E-mini S&P 500 Index	December 2017	238	30,615	245
				2,445

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	28,807
Interest[1]	1,734
Securities Lending—Net	119
Total Income	30,660
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,102
Performance Adjustment	(1,924)
The Vanguard Group—Note C
Management and Administrative	7,546
Marketing and Distribution	803
Custodian Fees	49
Auditing Fees	39
Shareholders’ Reports and Proxy	238
Trustees’ Fees and Expenses	8
Total Expenses	14,861
Expenses Paid Indirectly	(177)
Net Expenses	14,684
Net Investment Income	15,976
Realized Net Gain (Loss)
Investment Securities Sold[1]	320,233
Futures Contracts	13,853
Realized Net Gain (Loss)	334,086
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	488,868
Futures Contracts	3,391
Change in Unrealized Appreciation (Depreciation)	492,259
Net Increase (Decrease) in Net Assets Resulting from Operations	842,321

1 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $100,000, $1,691,000, $22,000, and $2,189,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,976	26,571
Realized Net Gain (Loss)	334,086	(183,376)
Change in Unrealized Appreciation (Depreciation)	492,259	(75,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	842,321	(231,843)
Distributions
Net Investment Income	(27,123)	(12,324)
Realized Capital Gain[1]	—	(311,613)
Total Distributions	(27,123)	(323,937)
Capital Share Transactions
Issued	471,816	943,333
Issued in Lieu of Cash Distributions	26,277	314,619
Redeemed	(1,053,660)	(1,039,524)
Net Increase (Decrease) from Capital Share Transactions	(555,567)	218,428
Total Increase (Decrease)	259,631	(337,352)
Net Assets
Beginning of Period	3,980,051	4,317,403
End of Period[2]	4,239,682	3,980,051

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $15,141,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,495,000 and $18,779,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.75	$24.88	$26.40	$25.72	$20.95
Investment Operations
Net Investment Income	0.093[1]	.147[2]	.064 [3]	.045	.048
Net Realized and Unrealized Gain (Loss)
on Investments	4.817	(1.437)	1.625	3.134	5.965
Total from Investment Operations	4.910	(1.290)	1.689	3.179	6.013
Distributions
Dividends from Net Investment Income	(.150)	(. 070)	(. 038)	(. 007)	(. 075)
Distributions from Realized Capital Gains	—	(1.770)	(3.171)	(2.492)	(1.168)
Total Distributions	(.150)	(1.840)	(3.209)	(2.499)	(1.243)
Net Asset Value, End of Period	$26.51	$21.75	$24.88	$26.40	$25.72
Total Return[4]	22.69%	-5.49%	6.68%	13.42%	30.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,240	$3,980	$4,317	$3,319	$2,837
Ratio of Total Expenses to Average Net Assets[5]	0.36%	0.36%	0.43%	0.46%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.39%	0.64%[2]	0.25%[3]	0.16%	0.19%
Portfolio Turnover Rate	118%	91%	93%	82%	83%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.08%, respectively, resulting from a special dividend from TransDigm Group in October 2016.
3 Net investment income per share and the ratio of net investment income to average net assets include $.006 and 0.03%, respectively, resulting from a special dividend from Lazard Ltd. in February 2015.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.04%), (0.01%), (0.02%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014-2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Mid-Cap Growth Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms William Blair Investment Management, LLC, and, beginning December 2016, Victory Capital Management Inc., through RS Investments, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding five years. In accordance with the advisory

21

Mid-Cap Growth Fund

contract entered into with RS Investments, beginning November 1, 2017, the basic fee will be subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index since January 31, 2017. Until December 2016, a portion of the fund was managed by Chartwell Investment Partners, LLC. The basic fee of Chartwell Investment Partners, LLC, was subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $1,924,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $258,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2017, these arrangements reduced the fund’s expenses by $177,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

22

Mid-Cap Growth Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,080,710	—	—
Temporary Cash Investments	213,537	3,993	—
Futures Contracts—Assets[1]	225
Total	4,294,472	3,993	—
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,137,000 from undistributed net investment income and $10,011,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $187,803,000 to offset taxable capital gains realized during the year ended October 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2017, the fund had $10,986,000 of ordinary income and $130,469,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $3,434,065,000. Net unrealized appreciation of investment securities for tax purposes was $864,175,000, consisting of unrealized gains of $894,251,000 on securities that had risen in value since their purchase and $30,076,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2017, the fund purchased $4,681,211,000 of investment securities and sold $5,147,111,000 of investment securities, other than temporary cash investments.

23

Mid-Cap Growth Fund

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	19,783	43,119
Issued in Lieu of Cash Distributions	1,160	13,866
Redeemed	(43,995)	(47,557)
Net Increase (Decrease) in Shares Outstanding	(23,052)	9,428

I. Management has determined that no material events or transactions occurred subsequent to
October 31, 2017, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $10,011,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $27,123,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.69%	12.83%	7.16%
Returns After Taxes on Distributions	22.50	10.80	5.99
Returns After Taxes on Distributions and Sale of Fund Shares	12.96	9.78	5.48

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,097.72	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

31

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3010 122017

Annual Report | October 31, 2017

Vanguard International Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	36
About Your Fund’s Expenses.	37
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard International Explorer Fund returned 32.58%, ahead of the 27.22% return of its benchmark, the S&P EPAC SmallCap Index, and the 26.72% average return of its peers.

• Broad-based economic growth, supportive monetary policy, and benign inflation contributed to the rise of global stocks during the fiscal year. International and U.S. stocks generally recorded similar returns, growth stocks surpassed value stocks, and small-capitalization stocks exceeded large-caps.

• Returns for the European region, which represent more than half of the fund’s assets, were especially strong, at more than 40%. Stocks from the Pacific region and emerging markets returned more than 20%.

• The International Explorer Fund posted positive returns in all 11 industry sectors.

Industrials, information technology, real estate, consumer discretionary, and materials were the top outperformers.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard International Explorer Fund	32.58%
S&P EPAC SmallCap Index	27.22
International Small-Cap Funds Average	26.72

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
International Explorer Fund	3.99%
S&P EPAC SmallCap Index	3.63
International Small-Cap Funds Average	3.18

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.41%	1.56%

The fund expense ratio shown is from the prospectus dated October 13, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: International Small-Cap Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Advisors’ Report

For the fiscal year ended October 31, 2017, Vanguard International Explorer Fund returned 32.58%. Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Please note that TimesSquare Capital Management, LLC––a new relationship for Vanguard––joined Schroder Investment Management North America Inc. and Wellington Management Company llp in managing the fund as of August 14, 2017.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table at the end of the Advisors’ Report. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 21, 2017.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Matthew F. Dobbs,
Head of Global Small Companies

International small-company equities performed impressively over the 12 months, aided by translation benefit from a generally weaker dollar. After a faltering start relative to larger peers in the fourth quarter of 2016 (following the U.S. presidential election), smaller-company stocks outperformed those of large companies in every region, with the notable exception of smaller developed Asian markets. The S&P EPAC SmallCap Index was up 27%, compared with a 24% rise in the S&P EPAC Large/MidCap Index.

The small-cap “effect” was most marked in continental Europe, where smaller-company outperformance in the health care, materials, and information technology sectors was particularly notable. Smaller companies’ heavier domestic exposure generally gave them the edge over large companies, given a recovering regional economy and a supportive trend in the euro. In the United Kingdom, a late-summer bounce in domestic consumer cyclicals from very oversold levels contributed to small-cap outperformance. Similar factors were evident in Japan, where industrial and consumer sectors led the way.

A key contributor to relative performance over the 12 months was strong stock selection in continental Europe and the Pacific region, excluding Japan. Although selection in Japan and the United Kingdom also added value, the contribution to overall relative performance was modest.

In continental Europe, selection in industrials, augmented by our overweight stance, aided performance. Top contributors included Maire Tecnimont, Duerr, OC Oerlikon, Elis, SPIE, and Kingspan. Information technology (Ubisoft

6

Entertainment, Logitech International, and Lectra) and materials (AMG Advanced Metallurgical, Umicore, Smurfit Kappa, and Wacker Chemie) were also notable areas of strength. After the travails of last summer, some Italian financials (Anima, Credito Emiliano, and Cerved Information Solutions) rebounded. Retailing had less success, with poor performance from Matas and Amer Sports.

Selection in Asian markets outside Japan also added value. In Hong Kong and China, top performers included SINA, (owner of the Weibo microblogging network), Techtronic Industries, (the Hong Kong-listed cordless power tool developer), New Oriental Education & Technology, and CSPC Pharmaceutical, on a strong new product pipeline. A number of our Australian holdings, including Computershare and Iluka Resources, performed well. In contrast, our Indian and Indonesian stocks disappointed, notably Gujarat Pipavav Port, which saw low volume growth and competition; Apollo Hospitals, whose margins were depressed by new facility development; and Matahari Department Store, which experienced slowing sales growth.

Outperformance in the United Kingdom was primarily because of selection in consumer cyclicals, such as SSP and Redrow. In Japan, consumer cyclicals and real estate (including Sumitomo Real Estate Sales, following a takeover bid from its parent) contributed to outperformance.

International small-cap equities continue to look reasonably valued relative to large-caps, and we see little reason to flee the asset class. However, as a team we are acutely aware that, given relatively low turnover, the stocks that make up our portfolio have already done well versus the average. Our focus must be on continually reviewing and verifying that a number of longstanding holdings still justify their inclusion in the portfolio, even after strong outperformance.

Wellington Management Company LLP

Portfolio Manager:

Simon H. Thomas,
Senior Managing Director and
Equity Portfolio Manager

Global equities rose over the 12 months. At the beginning of the fiscal year, stocks rallied following Donald Trump’s election victory on expectations of reduced regulatory restrictions and increased fiscal stimulus, but there was dispersion among regions, as emerging markets equities experienced a decline. Throughout the period, however, broad-based expansion of economic growth, supportive monetary policy, and benign inflation helped drive equity markets higher. In September, euro zone confidence reached its highest level in a decade on the back of solid employment and manufacturing data and a reacceleration in the services sector.

Stock selection in the consumer discretionary, information technology, and industrial sectors contributed most

7

to our portfolio’s relative performance. Positive performance was partially offset by weaker selection in materials, financials, consumer staples, and real estate. Allocation among sectors, which is largely a result of our bottom-up stock selection process, modestly weighed on performance. The portfolio’s underweight in real estate aided performance but was offset by an underweight to information technology and an overweight to consumer discretionary.

At the regional level, selection in Europe, specifically Switzerland, Italy, and Denmark, contributed most to relative results; selection in Japan and the developed Pacific region, excluding Japan, detracted. From an allocation perspective, our underweight to the developed Pacific region, excluding Japan, aided relative performance.

Top contributors to relative performance included GlobalWafers, ams AG, and Moncler. GlobalWafers, the Taiwan-based semiconductor manufacturer, rallied in the first nine months of 2017 as many market participants expected semiconductor wafer price hikes to continue. In addition, there was optimism around potential synergies from the recently announced SunEdison Semiconductor acquisition, as GlobalWafers has made several value-added acquisitions in prior years.

Shares of ams AG, the Austria-based market leader in analog sensor chips, performed strongly through September following several consecutive releases of positive earnings results. Further, we believe the company can expand beyond Apple by increasing exposure to Chinese competitors and winning more share with existing customers. Shares of Moncler, an Italian designer of men’s, women’s, and children’s clothing, benefited from several positive earnings announcements.

Domino’s Pizza Enterprises, Intertrust, and Hikma Pharmaceuticals were among the largest detractors. The share price of Domino’s, an Australia-based operator of retail food outlets and holder of the master franchise rights for the Domino’s brand and network in Australia, New Zealand, part of Europe, and Japan, declined on the back of weaker-than-expected fiscal year 2017 results. We maintained our position, as we are excited about the business and encouraged by long-term growth prospects in Europe.

Hikma, a multinational pharmaceuticals company based in the United Kingdom, disappointed after management lowered 2017 earnings guidance; this was compounded by the lack of clarity over the launch timing for its new generic, Advair. We continued to hold the stock, as we believe that Hikma is positioned for long-term growth despite questions over Advair that could lead to potential short-term weakness.

Netherlands-based Intertrust delivers fund and corporate services along with capital market, private wealth, and employee benefit solutions to companies worldwide. Following a strong first quarter of 2017,

8

shares were down sharply in July after the company released a profit warning. We ultimately lost confidence in the business and exited our position in the third quarter.

Relative to the benchmark, we were most overweighted in the industrial and health care sectors at the end of the fiscal year. We were most underweighted in real estate and information technology. On a regional basis, Japan was our greatest overweighted position, and Europe was our most underweighted. We continue to look for high-quality companies that have been neglected by the market and offer attractive investment opportunities.

TimesSquare Capital
Management, LLC

Portfolio Manager:

Magnus S. Larsson,
Senior Vice President and
Head of International Equities

Despite concerns about significant changes to monetary policies as well as geopolitical tension, global equity markets continued to rise as economic releases from most countries remained robust. Our portion of the fund delivered strong absolute and relative performance driven by stock selection. On a relative basis, contributions were strongest from our holdings in Europe and emerging markets, while Japan detracted. Looking across sectors, weakness in consumer discretionary was more than offset by broad-based strength in other parts of the portfolio.

Weakness in Japan was centered on domestically exposed companies because of dampening consumer sentiment and a lower risk appetite in light of saber-rattling between the United States and North Korea. Japanese shoe retailer ABC-Mart, which has been gaining market share from smaller and less efficient retailers, saw its share price retreat. Sugi, a leading Japanese drugstore chain and a proxy for the aging population, also experienced weakness stemming from temporary cost increases. In Europe, a thorn among roses was Greene King. This leading U.K. operator of pubs experienced lower traffic on weakening consumer confidence and rising cost inflation related to Brexit uncertainty.

Gains from our top contributors far outweighed losses from our detractors. In Europe, strong performance was highlighted by our holdings and overweight positions in Italy and Spain. Interpump, an Italian producer of ultra-high-pressure pumps, has dominant global market share and expanded its margins through synergies and scale to cement its leading position. Spanish security services provider Prosegur Compania de Seguridad benefited from strong economic growth in its Latin American business.

Rounding out the developed markets, shares of Japanese company Disco, the world’s largest manufacturer of dicing and grinding equipment used in the production of semiconductors, rose on strong results and a robust new business backlog. In

9

emerging markets, stocks in India and Taiwan made notable contributions. Dewan Housing Finance, India’s leading housing finance company, continued to benefit from the government’s “housing for all” initiative. Chroma ATE of Taiwan rose on positive guidance for 2018. The company produces equipment that is positioned to benefit from upcoming capital expenditure cycles such as the Chinese electronic vehicle market, increasing three-dimensional sensors, and rising demand for graphics processing units.

Looking forward, although some areas of the market appear to have stretched to excessive valuation levels, we remain focused on individual company fundamentals and their growth opportunities at reasonable valuations generating strong long-term portfolio results.

10

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	63	2,515	The advisor employs a fundamental investment
Management North America			approach that considers macroeconomic factors while
Inc.			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	28	1,099	The advisor employs a traditional, bottom-up approach
Company LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
TimesSquare Capital	6	238	The advisor employs a quality growth philosophy that
Management, LLC			is based on the premise that a skilled research
			team—emphasizing management quality, superior
			business models, and valuation—contributes to a
			diversified portfolio that will generate superior
			risk-adjusted returns over the long term.
Cash Investments	3	128	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest cash
			position.

11

International Explorer Fund

Fund Profile
As of October 31, 2017

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Number of Stocks	356	3,531	1,858
Median Market Cap	$2.8B	$2.0B	$37.0B
Price/Earnings Ratio	16.2x	15.8x	16.5x
Price/Book Ratio	2.3x	1.7x	1.8x
Return on Equity	11.4%	9.6%	12.3%
Earnings Growth
Rate	16.5%	11.1%	7.1%
Dividend Yield	1.8%	2.2%	2.7%
Turnover Rate	43%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.41%	—	—
Short-Term Reserves	3.9%	—	—

Sector Diversification (% of equity exposure)

		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary	19.6%	15.8%	11.3%
Consumer Staples	4.4	5.7	9.5
Energy	0.9	2.2	6.7
Financials	9.8	11.3	23.0
Health Care	8.2	8.1	7.6
Industrials	29.8	23.1	11.9
Information Technology	11.0	12.5	11.7
Materials	11.8	9.5	7.9
Real Estate	3.6	8.8	3.2
Telecommunication
Services	0.4	1.2	4.1
Utilities	0.5	1.8	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.92	0.75
Beta	0.96	0.83

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Nippon Shinyaku Co.
Ltd.	Pharmaceuticals	1.2%
Anima Holding SPA	Asset Management
	& Custody Banks	1.1
Duerr AG	Industrial Machinery	1.0
Yoox Net-A-Porter Group Internet & Direct
SPA	Marketing Retail	1.0
Huhtamaki OYJ	Paper Packaging	0.9
Dalata Hotel Group plc	Hotels, Resorts &
	Cruise Lines	0.8
Cerved Information
Solutions SPA	Specialized Finance	0.8
Ubisoft Entertainment	Home Entertainment
SA	Software	0.8
AMG Advanced	Diversified Metals &
Metallurgical Group NV	Mining	0.8
Tokai Tokyo Financial	Investment Banking
Holdings Inc.	and Brokerage	0.8
Top Ten		9.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated October 13, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratio was 0.38%.

12

International Explorer Fund

Market Diversification (% of equity exposure)

		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	14.9%	16.3%	12.2%
Italy	6.8	2.6	1.7
France	6.2	9.2	7.4
Netherlands	5.1	2.5	2.6
Germany	5.1	8.9	6.7
Switzerland	4.5	7.6	5.5
Ireland	3.3	0.3	0.3
Sweden	3.0	3.1	2.0
Finland	1.8	0.9	0.7
Austria	1.7	0.2	0.2
Belgium	1.3	1.4	0.8
Spain	1.8	3.0	2.4
Denmark	1.1	1.6	1.3
Other	0.4	0.9	0.7
Subtotal	57.0%	58.5%	44.5%
Pacific
Japan	27.1%	25.6%	16.4%
Australia	4.2	6.4	4.7
South Korea	2.4	3.8	3.8
Hong Kong	1.6	2.1	2.4
Other	0.5	1.3	1.0
Subtotal	35.8%	39.2%	28.3%
Emerging Markets
China	2.5%	0.8%	7.3%
India	1.6	0.0	2.1
Taiwan	1.3	0.0	2.9
Other	0.8	0.1	8.0
Subtotal	6.2%	0.9%	20.3%
North America
Other	0.9%	0.3%	6.5%
Middle East	0.1%	0.7%	0.3%
Other	0.0%	0.4%	0.1%

"Other" represents securities that are not classified by the fund's benchmark index.

13

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Explorer Fund	32.58%	13.51%	3.99%	$14,788
S&P EPAC SmallCap Index	27.22	12.79	3.63	14,284
International Small-Cap Funds Average	26.72	11.36	3.18	13,670
MSCI All Country World Index ex USA	24.20	7.77	1.38	11,468

International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

14

International Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

International Explorer Fund
S&P EPAC SmallCap Index

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	26.09%	13.37%	4.41%

15

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.2%)[1]
Australia (3.7%)
	Iluka Resources Ltd.	2,094,685	15,094
	Computershare Ltd.	1,149,920	13,747
^	Tox Free Solutions Ltd.	6,123,007	11,497
^	Domino’s Pizza
	Enterprises Ltd.	275,152	9,837
	oOh!media Ltd.	2,794,085	9,373
	Fairfax Media Ltd.	9,691,714	8,164
	Ansell Ltd.	443,360	8,161
	SEEK Ltd.	577,966	8,139
	Link Administration
	Holdings Ltd.	1,245,880	7,867
	Incitec Pivot Ltd.	2,439,068	7,154
	Mirvac Group	3,590,948	6,637
	ALS Ltd.	1,097,723	6,591
*	Bingo Industries Ltd.	4,233,889	6,588
^	Japara Healthcare Ltd.	3,448,424	5,338
	Nufarm Ltd.	609,913	4,246
	Steadfast Group Ltd.	1,952,200	4,013
	Monadelphous Group
	Ltd.	251,136	3,265
^	Regis Healthcare Ltd.	1,099,902	3,070
	IPH Ltd.	656,700	2,945
	Estia Health Ltd.	1,003,698	2,676
	Challenger Ltd.	251,900	2,570
^,*	Karoon Gas Australia
	Ltd.	1,374,635	1,265
			148,237
Austria (1.6%)
	Lenzing AG	184,804	25,017
	Wienerberger AG	456,737	11,719
	ANDRITZ AG	152,304	8,612
	BUWOG AG	218,817	6,307
*	Schoeller-Bleckmann
	Oilfield Equipment AG	62,458	5,828
^	Porr AG	165,976	5,189
	Palfinger AG	22,700	1,004
			63,676

			Market
			Value•
		Shares	($000)
Belgium (1.2%)
*	Umicore SA	450,000	20,111
	Ontex Group NV	249,605	8,779
	Cie d’Entreprises CFE	58,172	8,506
	Euronav NV	657,448	5,448
*	Galapagos NV	52,080	5,065
			47,909
China (2.4%)
	New Oriental Education
	& Technology Group
	Inc. ADR	262,865	21,881
*	SINA Corp.	184,337	19,844
	Shenzhou International
	Group Holdings Ltd.	2,297,000	19,628
*,2	Wuxi Biologics
	Cayman Inc.	1,844,000	10,455
	Tarena International
	Inc. ADR	529,794	7,761
*	Vipshop Holdings Ltd.
	ADR	943,893	7,457
	Haitian International
	Holdings Ltd.	1,807,000	5,411
*	China Biologic Products
	Holdings Inc.	28,889	2,245
			94,682
Denmark (1.0%)
	FLSmidth & Co. A/S	250,000	17,138
	Ambu A/S Class B	125,000	11,521
	Topdanmark A/S	136,400	5,607
	Matas A/S	290,317	3,251
	SimCorp	36,100	2,205
*,3	OW Bunker A/S	1,000,000	—
			39,722
Finland (1.7%)
	Huhtamaki Oyj	837,500	35,673
	Amer Sports Oyj	900,000	22,393
^,*	Outotec Oyj	700,439	5,572
	Metso Oyj	105,179	3,820
			67,458

16

International Explorer Fund

			Market
			Value•
		Shares	($000)
France (5.7%)
*	Ubisoft Entertainment SA	425,000	32,428
	Nexity SA	475,000	29,195
	Teleperformance	162,800	23,776
	SPIE SA	825,000	21,707
2	Maisons du Monde SA	371,603	16,077
	Elis SA	550,000	14,340
*	Marie Brizard Wine &
	Spirits SA	950,000	14,220
*	ID Logistics Group	75,943	13,039
	L’Occitane International
	SA	6,370,500	12,104
	Imerys SA	99,666	9,075
	Kaufman & Broad SA	200,000	8,838
	Orpea	57,874	6,934
	Altran Technologies SA	322,700	5,968
*	Virbac SA	38,347	4,937
	Albioma SA	204,005	4,863
^,*	Innate Pharma SA	338,981	3,696
	Korian SA	87,700	2,850
	LISI	38,100	1,749
			225,796
Germany (4.6%)
	Duerr AG	287,500	39,787
	KION Group AG	300,000	24,039
	Grand City Properties SA	825,000	17,758
	Wacker Chemie AG	110,000	17,180
	RIB Software SE	662,700	16,348
	XING AG	47,500	14,112
*,2	Aumann AG	120,633	11,471
^,*	Senvion SA	850,000	11,369
^	STRATEC Biomedical AG	106,061	7,722
	SAF-Holland SA	383,762	7,618
	Zeal Network SE	175,000	4,703
*,2	windeln.de SE	950,000	3,221
	Stabilus SA	34,400	3,142
	CTS Eventim AG & Co.
	KGaA	52,000	2,151
	GRENKELEASING AG	11,700	1,146
	Norma Group SE	11,100	756
			182,523
Hong Kong (1.5%)
	Techtronic Industries
	Co. Ltd.	4,439,500	26,061
*	Cathay Pacific Airways
	Ltd.	4,543,000	7,772
	Johnson Electric
	Holdings Ltd.	1,773,625	7,156
	Value Partners Group
	Ltd.	6,280,000	6,230
	Samsonite
	International SA	1,465,800	6,120
	Prada SPA	1,761,900	6,077
			59,416

			Market
			Value•
		Shares	($000)
India (1.5%)
	Container Corp. Of
	India Ltd.	770,877	16,462
	Apollo Hospitals
	Enterprise Ltd.	962,758	15,458
	Gujarat Pipavav Port
	Ltd.	6,724,221	14,724
	Dewan Housing
	Finance Corp. Ltd.	388,200	3,857
	Indiabulls Housing
	Finance Ltd.	180,000	3,461
	Multi Commodity
	Exchange of India Ltd.	205,558	3,348
	Edelweiss Financial
	Services Ltd.	576,400	2,507
			59,817
Indonesia (0.1%)
	Matahari Department
	Store Tbk PT	5,094,100	3,229
	Tower Bersama
	Infrastructure Tbk PT	4,334,400	2,178
			5,407
Ireland (3.2%)
*	Dalata Hotel Group plc	5,266,800	32,878
	Kingspan Group plc	625,000	26,128
	Smurfit Kappa Group
	plc	750,000	22,374
	Glanbia plc	825,000	15,957
	Irish Residential
	Properties REIT plc	6,500,000	11,177
	Irish Continental
	Group plc	1,393,200	9,280
	Origin Enterprises plc	1,125,000	8,908
			126,702
Israel (0.1%)
	Frutarom Industries Ltd.	56,100	4,620

Italy (6.4%)
2	Anima Holding SPA	5,681,753	43,203
^,*	Yoox Net-A-Porter
	Group SPA	1,030,300	38,486
	Cerved Information
	Solutions SPA	2,544,368	32,723
	Interpump Group SPA	411,601	13,854
^	Salvatore Ferragamo
	SPA	484,786	12,723
	Maire Tecnimont SPA	2,250,000	12,616
	Autogrill SPA	934,428	12,220
	Moncler SPA	418,684	11,886
^	Brunello Cucinelli SPA	308,706	10,361
2	Infrastrutture Wireless
	Italiane SPA	1,366,119	9,337
	Credito Emiliano SPA	950,000	8,324
*,2	doBank SPA	509,037	8,097

17

International Explorer Fund

			Market
			Value•
		Shares	($000)
2	OVS SPA	1,039,119	7,770
	DiaSorin SPA	78,803	7,168
	Amplifon SPA	464,500	7,056
2	Banca Sistema SPA	2,300,000	6,474
	FinecoBank Banca
	Fineco SPA	616,000	5,762
*,2	Gima TT SPA	282,300	5,600
	Tamburi Investment
	Partners SPA	243,200	1,724
	Cairo Communication
	SPA	274,915	1,393
	Tamburi Investment
	Partners SPA Warrants	44,300	82
			256,859
Japan (25.0%)
	Nippon Shinyaku Co.
	Ltd.	658,800	46,688
	Tokai Tokyo Financial
	Holdings Inc.	4,840,000	31,685
	Koito Manufacturing
	Co. Ltd.	462,600	31,019
	Glory Ltd.	737,100	27,566
	Tsuruha Holdings Inc.	208,900	25,900
	Hitachi Transport
	System Ltd.	935,100	23,140
	Kureha Corp.	388,000	22,823
	Nitta Corp.	548,700	22,632
	Ai Holdings Corp.	781,300	19,182
	Nabtesco Corp.	456,200	18,123
	Aica Kogyo Co. Ltd.	517,900	18,114
	Nippon Densetsu
	Kogyo Co. Ltd.	807,600	17,528
	DMG Mori Co. Ltd.	843,400	17,008
	Digital Garage Inc.	784,600	16,866
	Kakaku.com Inc.	1,221,500	16,772
	Musashi Seimitsu
	Industry Co. Ltd.	521,300	16,616
	Trusco Nakayama Corp.	637,200	16,303
	Nifco Inc.	243,000	15,863
	Pola Orbis Holdings Inc.	497,400	15,854
	Zenkoku Hosho Co. Ltd.	383,455	15,756
	IHI Corp.	435,226	15,676
	Persol Holdings Co. Ltd.	628,900	15,594
	Asahi Intecc Co. Ltd.	261,970	15,115
	Disco Corp.	63,810	14,787
	SCSK Corp.	334,000	14,403
	JSP Corp.	439,100	14,167
	Daikyonishikawa Corp.	798,600	13,571
	Sanwa Holdings Corp.	1,062,890	13,329
	Kyudenko Corp.	299,130	13,207
	Lintec Corp.	472,800	13,140

			Market
			Value•
		Shares	($000)
	Dip Corp.	536,100	13,091
	Unipres Corp.	470,500	12,703
	Arcs Co. Ltd.	563,500	12,607
	Alps Electric Co. Ltd.	401,290	12,281
	Shinmaywa Industries
	Ltd.	1,241,200	12,212
	Toyo Tire & Rubber Co.
	Ltd.	520,200	11,770
	Sumitomo Forestry Co.
	Ltd.	692,600	11,663
	Taiheiyo Cement Corp.	289,300	11,563
	Daifuku Co. Ltd.	235,300	11,473
	Ferrotec Holdings Corp.	541,800	11,138
	Nippon Shokubai Co.
	Ltd.	141,661	10,686
	Itoham Yonekyu
	Holdings Inc.	1,115,100	10,638
	Ezaki Glico Co. Ltd.	183,100	10,155
*	Nippon Yusen KK	454,200	9,606
^	TPR Co. Ltd.	257,100	9,089
	Obara Group Inc.	153,400	8,874
	Miura Co. Ltd.	370,000	8,703
	Eagle Industry Co. Ltd.	447,700	8,697
	Kissei Pharmaceutical
	Co. Ltd.	307,100	8,443
	Nihon Parkerizing Co. Ltd.	511,900	8,392
^	H2O Retailing Corp.	447,600	8,280
	EPS Holdings Inc.	415,900	8,189
	Showa Denko KK	240,900	8,072
	Tokyo Ohka Kogyo Co.
	Ltd.	217,380	7,950
	Tokyo Steel
	Manufacturing Co. Ltd.	913,400	7,889
	Kenedix Inc.	1,327,700	7,763
	OBIC Business
	Consultants Co. Ltd.	155,400	7,680
	Teijin Ltd.	358,900	7,596
^	W-Scope Corp.	388,500	7,307
	NEC Networks & System
	Integration Corp.	285,400	7,112
^,*	Kobe Steel Ltd.	838,700	7,081
	Daibiru Corp.	571,100	6,733
	Ichigo Inc.	1,853,200	6,591
	Horiba Ltd.	102,800	6,125
^	Jamco Corp.	292,800	6,118
	Fukushima Industries
	Corp.	147,000	5,691
	Hitachi Metals Ltd.	407,700	5,282
	Takara Leben Co. Ltd.	1,143,000	5,254
	Sugi Holdings Co. Ltd.	96,900	4,918
	Ain Holdings Inc.	70,800	4,844

18

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Shinsei Bank Ltd.	285,123	4,812
	Kumiai Chemical
	Industry Co. Ltd.	695,100	4,726
	en-japan Inc.	118,200	4,558
	Japan Lifeline Co. Ltd.	92,600	4,442
	Don Quijote Co. Ltd.	101,800	4,270
	ABC-Mart Inc.	80,000	4,035
^,*	PeptiDream Inc.	117,600	3,732
	Izumi Co. Ltd.	70,900	3,677
	Nihon M&A Center Inc.	74,500	3,567
	Tenma Corp.	169,100	3,515
	IDOM Inc.	479,000	3,493
^	Yushin Precision
	Equipment Co. Ltd.	106,200	3,005
	Mitsubishi Materials
	Corp.	65,500	2,491
	Benefit One Inc.	128,300	2,465
	Tsutsumi Jewelry Co.
	Ltd.	137,700	2,435
	Takasago International
	Corp.	67,200	2,338
	Tokyo TY Financial Group
	Inc.	80,845	2,183
	Iriso Electronics Co. Ltd.	37,300	2,104
	Hiroshima Bank Ltd.	246,300	2,085
	Skylark Co. Ltd.	135,500	2,027
	Tokyo Seimitsu Co. Ltd.	5,900	235
			994,881
Malaysia (0.1%)
	AirAsia Bhd.	3,732,300	2,945

Mexico (0.3%)
	Grupo Aeroportuario
	del Pacifico SAB de
	CV Class B	1,233,924	11,703
	Qualitas Controladora
	SAB de CV	625,530	1,035
	Credito Real SAB de
	CV SOFOM ER	629,600	1,010
			13,748
Netherlands (4.8%)
	AMG Advanced
	Metallurgical Group NV	675,000	32,306
^,*	OCI NV	1,300,000	30,840
2	Philips Lighting NV	675,000	25,583
	TKH Group NV	362,500	24,411
	Van Lanschot Kempen
	NV Class A	675,000	20,482
^	SIF Holding NV
	(Amsterdam Shares)	925,000	20,374

			Market
			Value•
		Shares	($000)
	IMCD Group NV	221,600	13,938
*,2	Basic-Fit NV	491,815	11,292
	Beter Bed Holding NV	375,000	7,674
	Kendrion NV	72,246	3,159
			190,059
New Zealand (0.2%)
	Fletcher Building Ltd.	1,601,362	8,078
	Fisher & Paykel
	Healthcare Corp. Ltd.	165,300	1,499
			9,577
Norway (0.4%)
	Kongsberg Gruppen
	ASA	848,152	15,482

Other (0.7%)
4	Vanguard FTSE All
	World ex-US Small-
	Cap ETF	249,010	29,042

Singapore (0.2%)
	First Resources Ltd.	5,709,600	8,254

South Korea (2.3%)
	NCSoft Corp.	70,455	26,861
^	Mando Corp.	44,140	12,884
	Medy-Tox Inc.	32,771	12,405
	Hotel Shilla Co. Ltd.	162,092	11,341
	S-1 Corp.	110,958	9,080
	Korea Aerospace
	Industries Ltd.	126,831	6,438
	Nexen Tire Corp.	550,422	6,316
	Samsung Securities
	Co. Ltd.	187,028	5,949
			91,274
Spain (1.7%)
*,2	Prosegur Cash SA	3,750,000	12,227
*,2	Unicaja Banco SA	7,250,000	10,574
	Melia Hotels
	International SA	733,040	10,028
*,2	Aedas Homes SAU	257,500	8,999
	Applus Services SA	625,000	8,740
	Prosegur Cia de
	Seguridad SA	734,600	5,606
	CIE Automotive SA	176,200	5,236
	Naturhouse Health SAU	600,000	2,922
	Bolsas y Mercados
	Espanoles SA	40,300	1,384
			65,716

19

International Explorer Fund

			Market
			Value•
		Shares	($000)
Sweden (2.8%)
	Loomis AB Class B	580,000	23,271
2	Bravida Holding AB	3,300,000	22,530
2	Nordax Group AB	3,725,000	22,087
2	Coor Service
	Management
	Holding AB	1,125,000	8,871
	Concentric AB	493,300	8,284
^	Intrum Justitia AB	218,182	7,646
	Bufab AB	550,000	6,567
	Modern Times Group
	MTG AB Class B	156,100	5,955
	Avanza Bank Holding
	AB	82,500	3,110
	Hoist Finance AB	189,600	1,993
	Alimak Group AB	70,700	1,266
			111,580
Switzerland (4.3%)
	OC Oerlikon Corp. AG	1,937,325	31,080
	Helvetia Holding AG	47,500	25,535
	u-blox Holding AG	106,599	20,930
	Ascom Holding AG	801,400	18,345
	Logitech International
	SA	500,000	17,880
	Interroll Holding AG	7,000	10,007
^	COSMO
	Pharmaceuticals NV	65,000	9,415
	ams AG	93,916	8,569
*	Comet Holding AG	50,000	7,854
	Reinet Investments
	SCA	366,599	7,447
	Tecan Group AG	32,041	6,777
*,2	Galenica AG	96,811	4,498
	Daetwyler Holding AG	14,800	2,482
			170,819
Taiwan (1.2%)
	Chroma ATE Inc.	3,286,000	16,026
	Gourmet Master Co.
	Ltd.	723,030	8,300
	CTCI Corp.	4,336,000	6,722
	Giant Manufacturing
	Co. Ltd.	1,284,000	6,601
	Catcher Technology
	Co. Ltd.	574,000	6,109
	Globalwafers Co. Ltd.	406,000	4,710
			48,468
Thailand (0.1%)
	LPN Development PCL	14,565,300	5,744

			Market
			Value•
		Shares	($000)
United Kingdom (14.2%)
	Elementis plc	5,442,920	20,554
	Grainger plc	4,834,849	17,881
	Restaurant Group plc	4,328,460	17,459
	SSP Group plc	2,209,000	17,155
	Dechra
	Pharmaceuticals plc	625,000	17,068
	Bodycote plc	1,313,958	16,343
	Abcam plc	1,096,784	14,495
	SuperGroup plc	574,000	14,134
	DCC plc	140,000	13,277
	Keller Group plc	1,043,296	12,979
	B&M European Value
	Retail SA	2,456,640	12,963
	HomeServe plc	1,134,604	12,901
	Polypipe Group plc	2,199,793	12,061
	Halma plc	726,600	11,401
	Redrow plc	1,300,000	11,242
	Ted Baker plc	298,100	10,970
	Tyman plc	2,371,160	10,774
	Cineworld Group plc	1,200,000	10,588
	Cranswick plc	252,780	10,340
	Coats Group plc	9,000,000	10,223
	Rentokil Initial plc	2,288,323	10,205
	Howden Joinery
	Group plc	1,850,000	10,075
2	Auto Trader Group plc	2,200,000	10,004
	Eco Animal Health
	Group plc	1,253,170	9,901
	IG Group Holdings plc	1,100,000	9,545
	Dunelm Group plc	972,500	9,456
	Volution Group plc	3,326,816	9,332
	Northgate plc	1,560,000	9,277
	RHI AG	197,609	8,775
*	Cairn Homes plc	4,221,868	8,767
	Telecom Plus plc	535,193	8,671
	Hill & Smith Holdings
	plc	471,299	8,280
	Hays plc	3,225,785	7,985
	Lancashire Holdings
	Ltd.	782,653	7,809
	Photo-Me
	International plc	3,240,000	7,712
	Pets at Home Group
	plc	3,194,342	7,473
	Micro Focus
	International plc	210,002	7,376
	Consort Medical plc	475,174	7,003
	Melrose Industries plc	2,362,000	6,899
2	Ibstock plc	2,075,306	6,839

20

International Explorer Fund

			Market
			Value•
		Shares	($000)
	Kier Group plc	494,944	6,833
	Ultra Electronics
	Holdings plc	281,019	6,805
	Genus plc	215,559	6,732
*	Hunting plc	947,161	6,594
	Just Group plc	3,200,000	6,550
	QinetiQ Group plc	1,969,655	6,385
	Investec plc	931,000	6,371
^	Hikma Pharmaceuticals
	plc	405,696	6,271
	Sanne Group plc	555,849	5,903
	RPC Group plc	438,000	5,481
	Electra Private Equity
	plc	214,200	5,307
2	ConvaTec Group plc	2,001,194	5,207
	Dignity plc	147,700	4,755
	LondonMetric
	Property plc	2,000,000	4,683
	Jupiter Fund
	Management plc	556,300	4,390
	Grafton Group plc	360,000	3,933
	Greene King plc	526,200	3,781
	James Fisher & Sons
	plc	181,445	3,742
	Soco International plc	2,139,171	3,310
	UDG Healthcare plc	263,300	3,233
	Diploma plc	162,600	2,329
	Inchcape plc	200,000	2,076
*	Findel plc	900,000	2,039
	Clarkson plc	44,100	1,719
	Rotork plc	296,700	1,035
*	Lamprell plc	1,000,000	983
*	Ophir Energy plc	1,018,658	883
			563,522
United States (0.2%)
*	BeiGene Ltd. ADR	68,728	6,343
Total Common Stocks
(Cost $2,797,846)			3,710,278
Temporary Cash Investments (9.4%)[1]
Money Market Fund (8.7%)
[5,6]	Vanguard Market
	Liquidity Fund,
	1.246%	3,484,318	348,467

		Face	Market
	Amount		Value •
		($000)	($000)
Repurchase Agreement (0.3%)
	Goldman Sachs & Co.
	1.030%, 11/1/17 (Dated
	10/31/17, Repurchase Value
	$10,500,000 collateralized
	by Federal Home Loan
	Mortgage Corp. 3.500%,
	12/01/25–08/01/47, and
	Federal National Mortgage
	Assn. 3.000%, 8/01/32,
	with a value of
	$10,710,000)	10,500	10,500

U. S. Government and Agency Obligations (0.4%)
	United States Treasury Bill,
	1.038%–1.079%, 11/2/17	3,000	3,000
7	United States Treasury Bill,
	1.046%–1.104%, 11/9/17	4,000	3,999
7	United States Treasury Bill,
	1.083%–1.099%, 2/1/18	8,000	7,977
			14,976
Total Temporary Cash Investments
(Cost $373,955)			373,943
Total Investments (102.6%)
(Cost $3,171,801)			4,084,221
Other Assets and Liabilities (-2.6%)
Other Assets [8]			44,565
Liabilities [5]			(148,722)
			(104,157)
Net Assets (100%)
Applicable to 181,976,965 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,980,064
Net Asset Value Per Share			$21.87

21

International Explorer Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding
Segregated Securities)	3,702,168
Collateral for Futures Contracts	4,544
Total Unaffiliated Issuers	3,706,712
Affiliated Vanguard Funds	377,509
Total Investments in Securities	4,084,221
Investment in Vanguard	238
Receivables for Investment
Securities Sold	23,505
Receivables for Accrued Income	8,532
Receivables for Capital Shares Issued	4,135
Variation Margin Receivable—
Futures Contracts	248
Unrealized Appreciation—
Forward Currency Contracts	1,636
Other Assets [8]	6,271
Total Assets	4,128,786
Liabilities
Payables for Investment Securities
Purchased	14,195
Collateral for Securities on Loan	122,167
Payables to Investment Advisor	1,879
Payables for Capital Shares Redeemed	1,742
Payables to Vanguard	4,608
Variation Margin Payable—
Futures Contracts	163
Unrealized Depreciation—
Forward Currency Contracts	3,782
Other Liabilities	186
Total Liabilities	148,722
Net Assets	3,980,064

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	2,876,893
Undistributed Net Investment Income	25,159
Accumulated Net Realized Gains	165,057
Unrealized Appreciation (Depreciation)
Investment Securities	912,420
Futures Contracts	3,395
Forward Currency Contracts	(2,146)
Foreign Currencies	(714)
Net Assets	3,980,064

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $116,544,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 95.6% and 7.0%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $270,416,000, representing 6.8% of
net assets.
3 Security value determined using significant unobservable
inputs.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Includes $122,167,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
7 Securities with a value of $4,544,000 have been segregated as initial margin for open futures contracts.
8 Cash of $3,160,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

22

International Explorer Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Topix Index	December 2017	218	33,823	1,975
Dow Jones EURO STOXX 50 Index	December 2017	721	30,893	840
FTSE 100 Index	December 2017	220	21,816	313
S&P ASX 200 Index	December 2017	85	9,594	267
				3,395

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	12/20/17	EUR	30,845	USD	36,962	(925)
BNP Paribas	12/12/17	JPY	3,912,058	USD	35,880	(1,403)
Toronto-Dominion Bank	12/20/17	GBP	12,814	USD	17,061	(15)
BNP Paribas	12/20/17	EUR	8,490	USD	10,023	(104)
Toronto-Dominion Bank	12/28/17	AUD	10,770	USD	8,613	(375)
Citibank, N.A.	12/12/17	JPY	763,295	USD	6,850	(124)
JPMorgan Chase Bank, N.A.	12/20/17	EUR	4,888	USD	5,815	(104)
JPMorgan Chase Bank, N.A.	12/12/17	JPY	635,780	USD	5,650	(48)
Citibank, N.A.	12/20/17	EUR	4,114	USD	4,934	(128)
JPMorgan Chase Bank, N.A.	12/20/17	GBP	3,295	USD	4,358	25
BNP Paribas	12/28/17	AUD	5,244	USD	4,096	(85)
JPMorgan Chase Bank, N.A.	12/20/17	GBP	2,769	USD	3,730	(47)
Goldman Sachs International	12/20/17	EUR	2,808	USD	3,333	(52)
Goldman Sachs International	12/28/17	AUD	4,015	USD	3,135	(65)
Goldman Sachs International	12/12/17	JPY	292,740	USD	2,614	(34)
BNP Paribas	12/20/17	GBP	1,770	USD	2,367	(13)
Credit Suisse International	12/20/17	GBP	1,787	USD	2,351	27
Citibank, N.A.	12/20/17	EUR	1,860	USD	2,172	1
Goldman Sachs International	12/20/17	GBP	1,515	USD	2,054	(38)
JPMorgan Chase Bank, N.A.	12/28/17	AUD	2,277	USD	1,816	(75)
JPMorgan Chase Bank, N.A.	12/12/17	JPY	193,215	USD	1,700	3
Credit Suisse International	12/20/17	EUR	1,412	USD	1,690	(40)

23

International Explorer Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/20/17	GBP	1,272	USD	1,682	10
Barclays Bank plc	12/12/17	JPY	185,185	USD	1,646	(14)
Citibank, N.A.	12/20/17	GBP	1,173	USD	1,560	—
Toronto-Dominion Bank	12/20/17	GBP	1,050	USD	1,388	9
UBS AG	12/12/17	JPY	142,245	USD	1,317	(64)
Citibank, N.A.	12/28/17	AUD	858	USD	686	(29)
Citibank, N.A.	12/20/17	USD	34,359	EUR	28,893	604
JPMorgan Chase Bank, N.A.	12/12/17	USD	23,445	JPY	2,611,925	425
Goldman Sachs International	12/20/17	USD	12,976	GBP	9,589	219
JPMorgan Chase Bank, N.A.	12/28/17	USD	7,418	AUD	9,357	260
JPMorgan Chase Bank, N.A.	12/20/17	USD	1,952	GBP	1,453	19
UBS AG	12/28/17	USD	1,224	AUD	1,556	34
						(2,146)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

At October 31, 2017, a counterparty had deposited in segregated accounts cash of $80,000 in connection with open forward currency contracts. After October 31, 2017, a counterparty posted additional collateral of $442,000 in connection with open forward currency contracts as of October 31, 2017.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	65,730
Interest [2]	1,476
Securities Lending—Net	1,899
Total Income	69,105
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,871
Performance Adjustment	(411)
The Vanguard Group—Note C
Management and Administrative	5,042
Marketing and Distribution	520
Custodian Fees	453
Auditing Fees	41
Shareholders’ Reports and Proxy	162
Trustees’ Fees and Expenses	6
Total Expenses	12,684
Net Investment Income	56,421
Realized Net Gain (Loss)
Investment Securities Sold [2]	192,631
Futures Contracts	4,916
Foreign Currencies and Forward Currency Contracts	3,529
Realized Net Gain (Loss)	201,076
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	647,874
Futures Contracts	2,221
Foreign Currencies and Forward Currency Contracts	(1,712)
Change in Unrealized Appreciation (Depreciation)	648,383
Net Increase (Decrease) in Net Assets Resulting from Operations	905,880

1 Dividends are net of foreign withholding taxes of $4,931,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $705,000, $1,317,000, $10,000, and $4,972,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,421	53,039
Realized Net Gain (Loss)	201,076	(18,280)
Change in Unrealized Appreciation (Depreciation)	648,383	(34,081)
Net Increase (Decrease) in Net Assets Resulting from Operations	905,880	678
Distributions
Net Investment Income	(52,250)	(43,678)
Realized Capital Gain[1]	—	(109,775)
Total Distributions	(52,250)	(153,453)
Capital Share Transactions
Issued	810,710	533,743
Issued in Lieu of Cash Distributions	47,014	139,822
Redeemed	(559,993)	(578,815)
Net Increase (Decrease) from Capital Share Transactions	297,731	94,750
Total Increase (Decrease)	1,151,361	(58,025)
Net Assets
Beginning of Period	2,828,703	2,886,728
End of Period[2]	3,980,064	2,828,703

1 Includes fiscal 2017 and 2016 short- term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,159,000 and $16,139,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.82	$17.76	$18.26	$18.50	$14.50
Investment Operations
Net Investment Income	. 333[1]	.318	.287	.335	.327
Net Realized and Unrealized Gain (Loss)
on Investments	5.035	(.334)	.635	.133	4.078
Total from Investment Operations	5.368	(.016)	.922	.468	4.405
Distributions
Dividends from Net Investment Income	(. 318)	(. 263)	(. 326)	(. 420)	(. 405)
Distributions from Realized Capital Gains	—	(.661)	(1.096)	(.288)	—
Total Distributions	(. 318)	(. 924)	(1.422)	(.708)	(. 405)
Net Asset Value, End of Period	$21.87	$16.82	$17.76	$18.26	$18.50
Total Return[2]	32.58%	-0.06%	5.65%	2.66%	31.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,980	$2,829	$2,887	$2,598	$2,281
Ratio of Total Expenses to Average Net Assets[3]	0.38%	0.41%	0.42%	0.40%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.68%	1.83%	1.53%	1.69%	2.03%
Portfolio Turnover Rate	43%	37%	42%	39%	36%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

27

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing

28

International Explorer Fund

brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets.

The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 5% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements

29

International Explorer Fund

with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

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International Explorer Fund

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Schroder Investment Management North America Inc., Wellington Management Company LLP, and, beginning August 14, 2017, TimesSquare Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. and Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years. In accordance with the advisory contract entered into with TimesSquare Capital Management, LLC, beginning November 1, 2018, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index since October 31, 2017.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $411,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $238,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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International Explorer Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	108,321	3,601,957	—
Temporary Cash Investments	348,467	25,476	—
Futures Contracts—Assets[1]	248	—	—
Futures Contracts—Liabilities[1]	(163)	—	—
Forward Currency Contracts—Assets	—	1,636	—
Forward Currency Contracts—Liabilities	—	(3,782)	—
Total	456,873	3,625,287	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	248	—	248
Unrealized Appreciation—Forward Currency Contracts	—	1,636	1,636
Variation Margin Payable—Futures Contracts	(163)	—	(163)
Unrealized Depreciation—Forward Currency Contracts	—	(3,782)	(3,782)

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International Explorer Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,916	—	4,916
Forward Currency Contracts	—	4,301	4,301
Realized Net Gain (Loss) on Derivatives	4,916	4,301	9,217

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,221	—	2,221
Forward Currency Contracts	—	(1,430)	(1,430)
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,221	(1,430)	791

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2017, the fund realized gains on the sale of passive foreign investment companies of $8,247,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at October 31, 2017, had unrealized appreciation of $42,454,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,626,000 from undistributed net investment income and $5,777,000 from accumulated net realized gains to paid-in capital.

The fund used a capital loss carryforward of $21,093,000 to offset taxable capital gains realized during the year ended October 31, 2017, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2017, the fund had $108,998,000 of ordinary income and $126,876,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $3,214,383,000. Net unrealized appreciation of investment securities for tax purposes was $869,838,000, consisting of unrealized gains of $1,001,145,000 on securities that had risen in value since their purchase and $131,307,000 in unrealized losses on securities that had fallen in value since their purchase.

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International Explorer Fund

G. During the year ended October 31, 2017, the fund purchased $1,469,946,000 of investment securities and sold $1,313,709,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	41,710	32,185
Issued in Lieu of Cash Distributions	2,904	8,363
Redeemed	(30,798)	(34,938)
Net Increase (Decrease) in Shares Outstanding	13,816	5,610

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,464,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $52,250,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $65,300,000 and foreign taxes paid of $4,959,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

35

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	32.58%	13.51%	3.99%
Returns After Taxes on Distributions	32.10	12.31	3.01
Returns After Taxes on Distributions and Sale of Fund Shares	18.84	10.51	2.98

36

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

37

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,152.27	$2.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

38

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

39

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

40

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

41

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122017

Annual Report | October 31, 2017

Vanguard High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2017, Vanguard High Dividend Yield Index Fund returned well over 19%. The fund’s return was in line with its benchmark’s and well ahead of the average return of its peers.

• In the more risk-tolerant environment that prevailed over much of the period, U.S. companies that are committed to paying larger-than-average dividends underperformed the broad U.S. stock market.

• The fund posted positive results in nine of ten market sectors. Basic materials and financials gained well over 30%. Five other sectors were up by double digits. At the other end of the spectrum was telecommunications, which finished the period in negative territory.

• For the decade ended October 31, 2017, the fund posted an average annual return well above 7%. That performance was in line with its benchmark and compared favorably with the average of its peer group.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	19.37%
ETF Shares
Market Price	19.46
Net Asset Value	19.46
FTSE High Dividend Yield Index	19.54
Equity Income Funds Average	17.77

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
High Dividend Yield Index Fund Investor Shares	7.43%
FTSE High Dividend Yield Index	7.63
Equity Income Funds Average	5.69
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.15%	0.08%	1.20%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Equity Income Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer November 14, 2017

5

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.92%	2.99%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	402	394	3,787
Median Market Cap	$137.1B	$137.1B	$62.0B
Price/Earnings Ratio	20.3x	20.3x	22.0x
Price/Book Ratio	2.8x	2.8x	2.9x
Return on Equity	16.4%	16.4%	15.1%
Earnings Growth
Rate	4.6%	4.6%	9.8%
Dividend Yield	3.0%	3.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Basic Materials	3.9%	4.0%	2.7%
Consumer Goods	13.1	13.1	8.9
Consumer Services	5.8	5.8	12.3
Financials	14.1	14.0	20.6
Health Care	13.2	13.2	12.7
Industrials	12.8	12.8	13.1
Oil & Gas	9.3	9.3	5.5
Technology	15.3	15.3	19.2
Telecommunications	4.3	4.3	1.8
Utilities	8.2	8.2	3.2

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.89
Beta	1.00	0.87

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.15% for Investor Shares and 0.08% for ETF Shares.

6

High Dividend Yield Index Fund

Ten Largest Holdings (% of total net assets)

Microsoft Corp.	Software	6.4%
Johnson & Johnson	Pharmaceuticals	3.8
JPMorgan Chase & Co.	Banks	3.6
Exxon Mobil Corp.	Integrated Oil & Gas	3.6
Wells Fargo & Co.	Banks	2.6
Procter & Gamble Co.	Nondurable
	Household Products	2.3
Chevron Corp.	Integrated Oil & Gas	2.2
Intel Corp.	Semiconductors	2.2
Pfizer Inc.	Pharmaceuticals	2.1
AT&T Inc.	Fixed Line
	Telecommunications	2.1
Top Ten		30.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

7

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High Dividend Yield Index FundInvestor
Shares	19.37%	13.95%	7.43%	$20,482
FTSE High Dividend Yield Index	19.54	14.10	7.63	20,868
Equity Income Funds Average	17.77	11.33	5.69	17,388
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High Dividend Yield Index FundETF Shares
Net Asset Value	19.46%	14.03%	7.54%	$20,688
FTSE High Dividend Yield Index	19.54	14.10	7.63	20,868
Dow Jones U.S. Total Stock Market Float
Adjusted Index	23.96	15.05	7.67	20,939

See Financial Highlights for dividend and capital gains information.

8

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: October 31, 2007, Through October 31, 2017
	One	Five	Ten
	Year	Years	Years
High Dividend Yield Index Fund ETF Shares Market
Price	19.46%	92.74%	107.44%
High Dividend Yield Index Fund ETF Shares Net
Asset Value	19.46	92.76	106.88
FTSE High Dividend Yield Index	19.54	93.42	108.68

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

High Dividend Yield Index Fund Investor Shares
FTSE High Dividend Yield Index

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/16/2006	15.83%	13.34%	7.26%
ETF Shares	11/10/2006
Market Price		15.93	13.42	7.37
Net Asset Value		15.92	13.42	7.37

9

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (3.9%)
*	DowDuPont Inc.	6,574,691	475,416
	Praxair Inc.	805,361	117,679
	Air Products &
	Chemicals Inc.	603,341	96,191
	LyondellBasell Industries
	NV Class A	915,306	94,762
	International Paper Co.	1,157,030	66,263
	Nucor Corp.	898,927	51,985
	Avery Dennison Corp.	247,291	26,255
	CF Industries Holdings
	Inc.	658,694	25,017
	RPM International Inc.	375,647	20,033
	Huntsman Corp.	561,179	17,969
	Olin Corp.	465,148	16,992
	Reliance Steel &
	Aluminum Co.	202,324	15,547
	Mosaic Co.	610,940	13,648
	Scotts Miracle-Gro Co.	124,179	12,371
	Domtar Corp.	175,666	8,312
	Commercial Metals Co.	335,477	6,535
^	Compass Minerals
	International Inc.	95,905	6,291
	Ferroglobe plc	216,887	3,468
	A Schulman Inc.	83,628	3,287
	Innophos Holdings Inc.	56,393	2,759
	Rayonier Advanced
	Materials Inc.	133,193	1,914
*,2	Ferroglobe R&W Trust	166,085	—
			1,082,694
Consumer Goods (13.1%)
	Procter & Gamble Co.	7,203,110	621,917
	Coca-Cola Co.	10,815,794	497,310
	Philip Morris
	International Inc.	4,366,676	456,929
	PepsiCo Inc.	4,019,221	443,039
	Altria Group Inc.	5,437,107	349,171

			Market
			Value•
		Shares	($000)
	General Motors Co.	3,724,237	160,068
	Ford Motor Co.	11,014,284	135,145
	Kraft Heinz Co.	1,704,943	131,843
	Kimberly-Clark Corp.	997,998	112,285
	General Mills Inc.	1,616,293	83,918
	VF Corp.	923,666	64,333
	Archer-Daniels-Midland
	Co.	1,546,162	63,192
	Clorox Co.	362,278	45,839
	Kellogg Co.	693,480	43,363
	Conagra Brands Inc.	1,111,483	37,968
	Genuine Parts Co.	410,597	36,227
*	Tapestry Inc.	796,486	32,616
	Hasbro Inc.	318,374	29,478
	Bunge Ltd.	393,819	27,087
	Harley-Davidson Inc.	495,616	23,462
^	Hanesbrands Inc.	1,032,550	23,232
	Coca-Cola European
	Partners plc	513,307	20,974
	Coty Inc. Class A	1,323,482	20,382
^	Polaris Industries Inc.	165,515	19,602
	Pinnacle Foods Inc.	330,683	17,996
	Leggett & Platt Inc.	369,665	17,470
	Ralph Lauren Corp.
	Class A	159,935	14,303
^	Mattel Inc.	994,663	14,045
	Flowers Foods Inc.	493,494	9,391
	Nu Skin Enterprises Inc.
	Class A	145,605	9,262
	Tupperware Brands Corp.	143,298	8,419
^	B&G Foods Inc.	190,215	6,049
	Vector Group Ltd.	278,047	5,778
	HNI Corp.	129,987	4,448
	MDC Holdings Inc.	113,953	4,221
	Universal Corp.	68,890	3,951
	Cosan Ltd.	439,619	3,820
	Steelcase Inc. Class A	253,479	3,688
	Schweitzer-Mauduit
	International Inc.	84,786	3,580

10

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Knoll Inc.	156,471	3,320
	Briggs & Stratton Corp.	124,914	3,148
	Ethan Allen Interiors Inc.	72,238	2,149
	National Presto Industries
	Inc.	14,718	1,721
	Superior Industries
	International Inc.	84,272	1,310
			3,617,449
Consumer Services (5.8%)
	McDonald’s Corp.	2,296,180	383,255
	Wal-Mart Stores Inc.	4,100,540	358,018
	Target Corp.	1,579,061	93,228
	Sysco Corp.	1,383,184	76,933
	Carnival Corp.	1,144,348	75,973
	Las Vegas Sands Corp.	1,013,691	64,248
	Omnicom Group Inc.	651,298	43,761
	Best Buy Co. Inc.	745,469	41,731
	Nielsen Holdings plc	1,010,469	37,458
	Wynn Resorts Ltd.	224,298	33,082
	Wyndham Worldwide
	Corp.	286,336	30,595
	Darden Restaurants Inc.	349,326	28,739
	L Brands Inc.	599,330	25,795
	Interpublic Group of Cos.
	Inc.	1,119,466	21,550
	Kohl’s Corp.	507,691	21,201
	KAR Auction Services
	Inc.	388,403	18,383
	Gap Inc.	685,019	17,804
	H&R Block Inc.	584,477	14,460
	Nordstrom Inc.	348,146	13,804
^	Williams-Sonoma Inc.	253,655	13,089
^	Six Flags Entertainment
	Corp.	189,439	11,895
^	Cinemark Holdings Inc.	308,869	11,224
	Extended Stay America
	Inc.	534,785	10,599
	ILG Inc.	300,243	8,908
	Macy’s Inc.	444,106	8,331
^	Cracker Barrel Old
	Country Store Inc.	53,327	8,326
	Tribune Media Co.
	Class A	202,944	8,307
	TEGNA Inc.	641,266	7,843
	International Game
	Technology plc	307,957	7,237
	Hillenbrand Inc.	177,960	7,038
	John Wiley & Sons Inc.
	Class A	125,383	6,852
	American Eagle
	Outfitters Inc.	488,787	6,364
^	Meredith Corp.	115,613	6,128
^	GameStop Corp. Class A	306,812	5,734
^	Regal Entertainment
	Group Class A	339,558	5,552

			Market
			Value•
		Shares	($000)
*	Cars.com Inc.	199,890	4,761
^	Brinker International Inc.	148,820	4,572
	Bob Evans Farms Inc.	56,503	4,361
	DSW Inc. Class A	208,485	3,993
	HSN Inc.	92,810	3,499
	Chico’s FAS Inc.	423,213	3,381
	Gannett Co. Inc.	359,462	3,127
	Guess? Inc.	185,713	3,010
*,^	Liberty Global PLC
	LiLAC Class A	137,672	2,990
^	Abercrombie & Fitch Co.	210,930	2,833
	Copa Holdings SA
	Class A	22,245	2,740
	DineEquity Inc.	55,948	2,664
	New Media Investment
	Group Inc.	160,213	2,559
	Tailored Brands Inc.	156,451	2,417
	Buckle Inc.	111,545	1,835
	Barnes & Noble Inc.	214,540	1,502
	National CineMedia Inc.	211,319	1,422
^	Rent-A-Center Inc.	132,284	1,315
	Weis Markets Inc.	31,367	1,218
	Speedway Motorsports
	Inc.	37,731	753
	Time Inc.	1,491	17
	Pier 1 Imports Inc.	204	1
	Cato Corp. Class A	60	1
			1,588,416
Financials (14.0%)
	JPMorgan Chase & Co.	9,945,594	1,000,626
	Wells Fargo & Co.	12,633,917	709,268
	Chubb Ltd.	1,307,667	197,222
	BlackRock Inc.	349,743	164,670
	MetLife Inc.	2,545,505	136,388
	Prudential Financial Inc.	1,207,602	133,392
	CME Group Inc.	953,672	130,815
	BB&T Corp.	2,304,654	113,481
	Travelers Cos. Inc.	774,420	102,572
	Aflac Inc.	1,090,765	91,504
	Ameriprise Financial Inc.	420,553	65,833
	Fifth Third Bancorp	2,164,951	62,567
	T. Rowe Price Group Inc.	660,842	61,392
	KeyCorp	3,132,340	57,165
	Regions Financial Corp.	3,362,466	52,051
	Principal Financial Group
	Inc.	748,434	49,284
	Huntington Bancshares
	Inc.	3,019,427	41,668
	Invesco Ltd.	1,133,725	40,576
	Arthur J Gallagher & Co.	498,253	31,554
	Cincinnati Financial Corp.	432,088	30,320
	FNF Group	734,487	27,485
	Western Union Co.	1,327,988	26,374
	Janus Henderson Group
	plc	548,079	19,046

11

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	People’s United Financial
	Inc.	956,739	17,853
	PacWest Bancorp	362,444	17,513
	New York Community
	Bancorp Inc.	1,362,689	17,115
	First American Financial
	Corp.	302,587	16,467
	Lazard Ltd. Class A	335,946	15,971
	Cullen/Frost Bankers Inc.	160,071	15,767
	Eaton Vance Corp.	308,457	15,568
*	Brighthouse Financial Inc.	234,053	14,553
	Old Republic International
	Corp.	683,530	13,869
	Axis Capital Holdings Ltd.	234,170	12,737
	Umpqua Holdings Corp.	621,123	12,708
	LPL Financial Holdings
	Inc.	248,057	12,306
	FNB Corp.	902,099	12,169
	Validus Holdings Ltd.	221,547	11,538
	Hancock Holding Co.	233,482	11,382
	United Bankshares Inc.	288,764	10,381
	Chemical Financial Corp.	196,777	10,368
	BankUnited Inc.	290,044	10,108
	Navient Corp.	801,607	9,988
	BGC Partners Inc. Class A	638,099	9,680
	Bank of Hawaii Corp.	117,453	9,585
	Fulton Financial Corp.	483,123	8,793
	Federated Investors Inc.
	Class B	272,126	8,455
	ProAssurance Corp.	147,464	8,265
	Glacier Bancorp Inc.	217,218	8,246
	Valley National Bancorp	710,430	8,170
	Community Bank System
	Inc.	139,204	7,697
	Kemper Corp.	110,016	7,052
	Columbia Banking System
	Inc.	161,877	7,043
	CVB Financial Corp.	292,912	6,989
	Hope Bancorp Inc.	377,250	6,960
	Old National Bancorp	368,581	6,708
	RLI Corp.	113,262	6,693
	Kennedy-Wilson Holdings
	Inc.	337,786	6,570
	Trustmark Corp.	184,105	6,065
	BOK Financial Corp.	68,961	5,963
	Horace Mann Educators
	Corp.	116,299	5,094
	Capitol Federal Financial
	Inc.	362,172	4,994
	WesBanco Inc.	120,022	4,849
	First Financial Bancorp	174,195	4,756
	Waddell & Reed
	Financial Inc. Class A	245,952	4,597
	Northwest Bancshares
	Inc.	269,669	4,549

			Market
			Value•
		Shares	($000)
	Provident Financial
	Services Inc.	167,208	4,548
	HFF Inc. Class A	103,145	4,524
	NBT Bancorp Inc.	115,327	4,399
	Artisan Partners Asset
	Management Inc.
	Class A	126,980	4,368
	Mercury General Corp.	78,005	4,366
	First Hawaiian Inc.	146,130	4,273
	Westamerica
	Bancorporation	72,471	4,220
	CNA Financial Corp.	76,705	4,152
	First Commonwealth
	Financial Corp.	271,505	3,953
	Park National Corp.	35,812	3,932
	S&T Bancorp Inc.	92,624	3,787
	WisdomTree
	Investments Inc.	337,203	3,740
	Boston Private Financial
	Holdings Inc.	234,704	3,732
	Tompkins Financial Corp.	41,794	3,641
	NRG Yield Inc.	189,261	3,520
	Safety Insurance Group
	Inc.	40,873	3,360
	AmTrust Financial
	Services Inc.	260,496	3,272
	Brookline Bancorp Inc.	200,223	3,084
	City Holding Co.	41,129	2,899
	Sandy Spring Bancorp
	Inc.	65,034	2,628
	American National
	Insurance Co.	21,140	2,573
	Cohen & Steers Inc.	58,266	2,534
	Flushing Financial Corp.	78,949	2,367
	TrustCo Bank Corp. NY	248,062	2,276
	FBL Financial Group Inc.
	Class A	28,653	2,216
	TFS Financial Corp.	138,356	2,134
	Community Trust
	Bancorp Inc.	39,713	1,918
	Oritani Financial Corp.	111,598	1,892
	Dime Community
	Bancshares Inc.	83,800	1,848
	NRG Yield Inc. Class A	95,676	1,756
	First Financial Corp.	32,106	1,525
^	Greenhill & Co. Inc.	75,532	1,382
	Republic Bancorp Inc.
	Class A	27,527	1,082
	Fairfax Financial
	Holdings Ltd.	434	229
	Maiden Holdings Ltd.	1,860	15
			3,863,532
Health Care (13.1%)
	Johnson & Johnson	7,590,293	1,058,163
	Pfizer Inc.	16,648,088	583,682

12

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Merck & Co. Inc.	7,705,843	424,515
	AbbVie Inc.	4,482,568	404,552
	Amgen Inc.	2,070,225	362,745
	Bristol-Myers Squibb
	Co.	4,635,707	285,838
	Gilead Sciences Inc.	3,660,440	274,387
	Eli Lilly & Co.	2,748,505	225,212
	Owens & Minor Inc.	184,617	4,536
*,^	Innoviva Inc.	218,636	2,676
	Meridian Bioscience Inc.	123,555	1,847
	Kindred Healthcare Inc.	864	5
			3,628,158
Industrials (12.7%)
	General Electric Co.	24,480,424	493,525
	Boeing Co.	1,567,344	404,343
	3M Co.	1,630,645	375,358
	United Parcel Service
	Inc. Class B	1,939,692	227,972
	Lockheed Martin Corp.	704,621	217,136
	Caterpillar Inc.	1,597,427	216,931
	Raytheon Co.	818,410	147,478
	Automatic Data
	Processing Inc.	1,259,059	146,378
	Deere & Co.	895,927	119,051
	Emerson Electric Co.	1,811,349	116,760
	Johnson Controls
	International plc	2,649,456	109,661
	Norfolk Southern Corp.	815,141	107,126
	Waste Management Inc.	1,254,393	103,073
	Eaton Corp. plc	1,254,672	100,399
	Cummins Inc.	446,074	78,902
	PACCAR Inc.	963,342	69,101
	Paychex Inc.	902,184	57,550
	WestRock Co.	695,698	42,667
	Republic Services Inc.
	Class A	641,420	41,737
	Fastenal Co.	815,465	38,302
	TransDigm Group Inc.	136,723	37,941
	CH Robinson Worldwide
	Inc.	394,063	30,946
	Packaging Corp. of
	America	262,021	30,465
	Xerox Corp.	647,752	19,633
	Macquarie Infrastructure
	Corp.	218,680	15,209
	MDU Resources Group
	Inc.	546,304	14,941
	Watsco Inc.	85,180	14,188
	Sonoco Products Co.	273,710	14,175
	National Instruments
	Corp.	299,081	13,459
	Ryder System Inc.	148,904	12,073
	Kennametal Inc.	229,687	10,026
	Timken Co.	196,599	9,270

			Market
			Value•
		Shares	($000)
^	GATX Corp.	111,180	6,605
^	Covanta Holding Corp.	346,090	5,572
	Brady Corp. Class A	133,524	5,081
	Otter Tail Corp.	109,209	5,018
	Triton International Ltd.	122,233	4,877
	Mobile Mini Inc.	131,740	4,361
	Greenbrier Cos. Inc.	79,122	4,130
	Greif Inc. Class A	72,272	4,013
	ManTech International
	Corp. Class A	74,324	3,449
	Aircastle Ltd.	147,443	3,430
^	Ship Finance
	International Ltd.	206,777	3,081
*	Cardtronics plc Class A	134,220	3,074
	General Cable Corp.	145,464	3,047
	McGrath RentCorp	67,559	3,020
	H&E Equipment
	Services Inc.	91,180	3,003
^	Sturm Ruger & Co. Inc.	49,916	2,473
	AVX Corp.	128,396	2,419
	GasLog Ltd.	137,943	2,380
	Schnitzer Steel
	Industries Inc.	77,219	2,274
	RR Donnelley & Sons Co.	228,441	2,102
^	Frontline Ltd.	249,014	1,517
^	Nordic American
	Tankers Ltd.	326,675	1,450
^	Seaspan Corp. Class A	200,769	1,405
^	Teekay Corp.	171,712	1,391
	Essendant Inc.	143,358	1,388
	Myers Industries Inc.	62,434	1,349
	American Railcar
	Industries Inc.	28,668	1,141
	Scorpio Tankers Inc.	136,427	486
	Resources Connection
	Inc.	72	1
	Nordic American
	Offshore Ltd.	1	—
			3,519,313
Oil & Gas (9.3%)
	Exxon Mobil Corp.	11,938,157	995,045
	Chevron Corp.	5,329,604	617,648
	ConocoPhillips	3,438,313	175,870
	Occidental Petroleum
	Corp.	2,162,360	139,624
	Phillips 66	1,229,534	111,986
	Valero Energy Corp.	1,259,679	99,376
	Kinder Morgan Inc.	5,441,639	98,548
	Marathon Petroleum
	Corp.	1,418,085	84,716
	Williams Cos. Inc.	2,051,019	58,454
	Andeavor	411,829	43,753
	Targa Resources Corp.	606,883	25,186
	OGE Energy Corp.	558,901	20,590

13

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	HollyFrontier Corp.	503,566	18,607
^	Helmerich & Payne Inc.	307,753	16,714
	Murphy Oil Corp.	482,734	12,913
	PBF Energy Inc. Class A	315,455	9,139
	Oceaneering
	International Inc.	289,062	5,845
	Delek US Holdings Inc.	223,915	5,833
	SemGroup Corp.
	Class A	201,586	5,251
	Pattern Energy Group
	Inc. Class A	198,901	4,589
	Archrock Inc.	217,772	2,613
	CVR Energy Inc.	48,326	1,326
^	Frank’s International NV	191,824	1,268
			2,554,894
Other (0.0%) [3]
*,2	Safeway Inc CVR
	(Casa Ley) Exp.
	01/30/2018	364	—
*,2	Safeway Inc CVR
	(PDC) Exp. 01/30/2019	364	—
			—
Technology (15.3%)
	Microsoft Corp.	21,110,090	1,755,937
	Intel Corp.	13,262,356	603,305
	Cisco Systems Inc.	14,105,086	481,689
	International Business
	Machines Corp.	2,417,494	372,439
	Texas Instruments Inc.	2,799,164	270,651
	QUALCOMM Inc.	4,157,405	212,069
	HP Inc.	4,774,621	102,893
	Analog Devices Inc.	1,027,117	93,776
	Western Digital Corp.	820,458	73,242
	Xilinx Inc.	697,376	51,390
	KLA-Tencor Corp.	439,419	47,848
	Maxim Integrated
	Products Inc.	785,115	41,250
	Seagate Technology plc	830,836	30,716
	CA Inc.	884,294	28,633
	Garmin Ltd.	337,787	19,122
	Cypress Semiconductor
	Corp.	920,522	14,600
	Cogent Communications
	Holdings Inc.	117,316	6,323
	TiVo Corp.	332,370	6,033
	NIC Inc.	184,941	3,144
	Pitney Bowes Inc.	75,988	1,044
			4,216,104
Telecommunications (4.3%)
	AT&T Inc.	17,315,487	582,666
	Verizon Communications
	Inc.	11,495,098	550,270
^	CenturyLink Inc.	2,724,723	51,743

			Market
			Value•
		Shares	($000)
	Consolidated
	Communications
	Holdings Inc.	187,401	3,593
^	Frontier
	Communications Corp.	238,103	2,883
	Windstream Holdings
	Inc.	640,580	1,204
			1,192,359
Utilities (8.2%)
	NextEra Energy Inc.	1,314,709	203,872
	Duke Energy Corp.	1,970,577	174,022
	Southern Co.	2,807,301	146,541
	Dominion Energy Inc.	1,804,719	146,435
	Exelon Corp.	2,703,723	108,717
	American Electric
	Power Co. Inc.	1,404,069	104,477
	Sempra Energy	708,361	83,232
	PG&E Corp.	1,435,171	82,910
	Consolidated Edison Inc.	857,397	73,779
	PPL Corp.	1,908,852	71,696
	Edison International	890,462	71,192
	Xcel Energy Inc.	1,423,523	70,493
	Public Service
	Enterprise Group Inc.	1,428,771	70,295
	WEC Energy Group Inc.	885,022	59,642
	Eversource Energy	887,555	55,596
	DTE Energy Co.	501,287	55,372
	ONEOK Inc.	1,012,731	54,961
	Entergy Corp.	515,588	44,475
	Ameren Corp.	678,802	42,079
	FirstEnergy Corp.	1,247,851	41,117
	CMS Energy Corp.	783,286	37,888
	CenterPoint Energy Inc.	1,212,010	35,851
	Alliant Energy Corp.	636,998	27,556
	Pinnacle West Capital
	Corp.	310,392	27,224
	Atmos Energy Corp.	288,632	25,180
	NiSource Inc.	908,909	23,968
	UGI Corp.	485,599	23,241
	Westar Energy Inc.
	Class A	398,202	21,296
	AES Corp.	1,867,449	19,851
	Great Plains Energy Inc.	604,225	19,837
	Aqua America Inc.	497,323	17,645
	SCANA Corp.	371,129	16,010
	Vectren Corp.	232,711	15,857
	IDACORP Inc.	140,541	12,934
	National Fuel Gas Co.	216,865	12,589
	WGL Holdings Inc.	142,993	12,254
	Portland General Electric
	Co.	249,826	11,927
	ONE Gas Inc.	146,191	11,254
	ALLETE Inc.	142,648	11,176

14

High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Hawaiian Electric
	Industries Inc.	302,467	11,028
	Southwest Gas Holdings
	Inc.	132,620	10,927
	New Jersey Resources
	Corp.	240,982	10,712
	Spire Inc.	132,168	10,435
	Black Hills Corp.	149,579	9,761
	PNM Resources Inc.	221,609	9,618
	Avista Corp.	180,350	9,421
^	Avangrid Inc.	157,672	8,156
	NorthWestern Corp.	135,671	8,043
	South Jersey Industries
	Inc.	225,023	7,644
	El Paso Electric Co.	112,935	6,494
	Northwest Natural Gas Co.	79,383	5,267
	Atlantica Yield plc	139,302	3,118
*	TerraForm Power Inc.
	Class A	126,799	1,703
			2,256,768
Total Common Stocks
(Cost $22,214,437)			27,519,687
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[4,5]	Vanguard Market
	Liquidity Fund,
	1.246%	1,010,528	101,063

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
6	United States Cash
	Management Bill,
	1.048%, 1/2/18	1,000	998
6	United States Treasury
	Bill, 1.052%–1.056%,
	11/24/17	2,900	2,898
6	United States Treasury
	Bill, 1.087%, 3/1/18	1,000	996
	United States Treasury
	Bill, 1.182%, 3/22/18	300	299
			5,191
Total Temporary Cash Investments
(Cost $106,258)			106,254
Total Investments (100.1%)
(Cost $22,320,695)			27,625,941

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	1,660
Receivables for Accrued Income	37,810
Receivables for Capital Shares Issued	5,466
Variation Margin Receivable –
Futures Contracts	125
Other Assets	367
Total Other Assets	45,428
Liabilities
Payables for Investment Securities
Purchased	(45)
Collateral for Securities on Loan	(58,623)
Payables for Capital Shares Redeemed	(4,902)
Payables to Vanguard	(7,466)
Other Liabilities	(88)
Total Liabilities	(71,124)
Net Assets (100%)	27,600,245

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	22,518,558
Undistributed Net Investment Income	49,916
Accumulated Net Realized Losses	(275,318)
Unrealized Appreciation (Depreciation)
Investment Securities	5,305,246
Futures Contracts	1,843
Net Assets	27,600,245

Investor Shares—Net Assets
Applicable to 232,338,176 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,589,979
Net Asset Value Per Share—
Investor Shares	$32.67

15

High Dividend Yield Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 242,672,076 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,010,266
Net Asset Value Per Share—
ETF Shares	$82.46

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $56,430,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $58,623,000 of collateral received for securities on loan.
6 Securities with a value of $2,594,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	620	79,754	1,843

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends	787,279
Interest[1]	465
Securities Lending—Net	1,042
Total Income	788,786
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,922
Management and Administrative—Investor Shares	7,955
Management and Administrative—ETF Shares	9,554
Marketing and Distribution—Investor Shares	1,228
Marketing and Distribution—ETF Shares	983
Custodian Fees	625
Auditing Fees	35
Shareholders’ Reports and Proxy—Investor Shares	314
Shareholders’ Reports and Proxy—ETF Shares	1,232
Trustees’ Fees and Expenses	19
Total Expenses	24,867
Net Investment Income	763,919
Realized Net Gain (Loss)
Investment Securities Sold[1]	841,587
Futures Contracts	12,358
Realized Net Gain (Loss)	853,945
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,721,371
Futures Contracts	2,396
Change in Unrealized Appreciation (Depreciation)	2,723,767
Net Increase (Decrease) in Net Assets Resulting from Operations	4,341,631

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $427,000, $12,000, and ($6,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	763,919	595,662
Realized Net Gain (Loss)	853,945	350,136
Change in Unrealized Appreciation (Depreciation)	2,723,767	533,159
Net Increase (Decrease) in Net Assets Resulting from Operations	4,341,631	1,478,957
Distributions
Net Investment Income
Investor Shares	(210,236)	(149,810)
ETF Shares	(567,866)	(416,117)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(778,102)	(565,927)
Capital Share Transactions
Investor Shares	718,901	1,276,227
ETF Shares	1,941,695	3,605,173
Net Increase (Decrease) from Capital Share Transactions	2,660,596	4,881,400
Total Increase (Decrease)	6,224,125	5,794,430
Net Assets
Beginning of Period	21,376,120	15,581,690
End of Period[1]	27,600,245	21,376,120

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $49,916,000 and $63,970,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.20	$26.89	$26.98	$23.83	$19.76
Investment Operations
Net Investment Income	. 927[1]	.854	.815	.727	.667
Net Realized and Unrealized Gain (Loss)
on Investments	4.472	1.286	(.088)	3.147	4.063
Total from Investment Operations	5.399	2.140	.727	3.874	4.730
Distributions
Dividends from Net Investment Income	(. 929)	(. 830)	(. 817)	(.724)	(. 660)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 929)	(. 830)	(. 817)	(.724)	(. 660)
Net Asset Value, End of Period	$32.67	$28.20	$26.89	$26.98	$23.83
Total Return[2]	19.37%	8.11%	2.78%	16.48%	24.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,590	$5,879	$4,368	$4,066	$3,019
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	3.00%	3.19%	3.06%	2.92%	3.10%
Portfolio Turnover Rate [3]	9%	7%	11%	12%	13%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$71.19	$67.88	$68.11	$60.16	$49.89
Investment Operations
Net Investment Income	2.394[1]	2.203	2.104	1.885	1.732
Net Realized and Unrealized Gain (Loss)
on Investments	11.301	3.245	(.222)	7.943	10.247
Total from Investment Operations	13.695	5.448	1.882	9.828	11.979
Distributions
Dividends from Net Investment Income	(2.425)	(2.138)	(2.112)	(1.878)	(1.709)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.425)	(2.138)	(2.112)	(1.878)	(1.709)
Net Asset Value, End of Period	$82.46	$71.19	$67.88	$68.11	$60.16
Total Return	19.46%	8.18%	2.84%	16.56%	24.43%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,010	$15,497	$11,214	$9,782	$6,918
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.07%	3.26%	3.13%	3.00%	3.19%
Portfolio Turnover Rate[2]	9%	7%	11%	12%	13%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

21

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

High Dividend Yield Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,660,000, representing 0.01% of the fund’s net assets and 0.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	27,519,687	—	—
Temporary Cash Investments	101,063	5,191	—
Futures Contracts—Assets[1]	125	—	—
Total	27,620,875	5,191	—
1 Represents variation margin on the last day of the reporting period.

23

High Dividend Yield Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2017, the fund realized $918,467,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $56,986,000 of ordinary income available for distribution. At October 31, 2017, the fund had available capital losses totaling $273,476,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $255,161,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At October 31, 2017, the cost of investment securities for tax purposes was $22,321,582,000. Net unrealized appreciation of investment securities for tax purposes was $5,304,359,000, consisting of unrealized gains of $5,863,807,000 on securities that had risen in value since their purchase and $559,448,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2017, the fund purchased $7,446,969,000 of investment securities and sold $4,782,688,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,051,188,000 and $2,528,243,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2017, such purchases and sales were $571,809,000 and $505,434,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

24

High Dividend Yield Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,032,133	66,558	2,061,346	74,813
Issued in Lieu of Cash Distributions	169,270	5,467	124,953	4,577
Redeemed	(1,482,502)	(48,193)	(910,072)	(33,330)
Net Increase (Decrease)—Investor Shares	718,901	23,832	1,276,227	46,060
ETF Shares
Issued	4,601,220	59,187	5,032,957	73,213
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,659,525)	(34,200)	(1,427,784)	(20,725)
Net Increase (Decrease)—ETF Shares	1,941,695	24,987	3,605,173	52,488

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $778,102,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2017

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.37%	13.95%	7.43%
Returns After Taxes on Distributions	18.52	13.16	6.81
Returns After Taxes on Distributions and Sale of Fund Shares	11.58	11.07	5.91

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,078.48	$0.79
ETF Shares	1,000.00	1,078.94	0.42
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.45	$0.77
ETF Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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All rights reserved.
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Q6230 122017

Annual Report | October 31, 2017

Vanguard Emerging Markets

Government Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	6
Performance Summary.	8
Financial Statements.	11
About Your Fund’s Expenses.	50
Glossary.	52

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Emerging Markets Government Bond Index Fund returned well over 5% for the 12 months ended October 31, 2017. Its performance was in line with that of its benchmark index (+5.74%) after taking the cost of running the fund into account, but it lagged the average return of its peers (+7.19%).

• Emerging-market bonds initially slumped in the wake of the U.S. presidential election amid concerns about rising interest rates and more protectionist trade policies. They went on to make solid gains, however, as the outlook for global growth improved, the U.S. dollar weakened, and investors continued to reach for yield.

• Among the larger constituents in the index, Brazil and Argentina produced double-digit returns as they pulled out of recession and moved forward with economic reforms. China, on the other hand, underperformed as credit-rating agencies downgraded its debt based on concerns about continuing credit growth.

Total Returns: Fiscal Year Ended October 31, 2017
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	3.93%	4.66%	0.80%	5.46%
ETF Shares	4.08
Market Price				5.65
Net Asset Value				5.56
Admiral™ Shares	4.09	4.82	0.75	5.57
Institutional Shares	4.10	4.88	0.71	5.59
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index				5.74
Emerging Markets Hard Currency Debt Funds
Average				7.19

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and
8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through October 31, 2017
Average
Annual Return
Emerging Markets Government Bond Index Fund Investor Shares (Returns since inception:
5/31/2013)	4.70%
Bloomberg Barclays USD Emerging Markets Government RIC Capped Index	4.95
Emerging Markets Hard Currency Debt Funds Average	3.21
Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond Index	0.49%	0.32%	0.32%	0.29%	1.16%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral
Shares, and 0.29% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters
Company, and captures information through year-end 2016.

Peer group:  Emerging Markets Hard Currency Debt Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Emerging Markets Government Bond Index Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGOVX	VWOB	VGAVX	VGIVX
Expense Ratio[1]	0.49%	0.32%	0.32%	0.29%
30-Day SEC Yield	3.93%	4.08%	4.09%	4.10%

Financial Attributes

		Bloomberg
		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	1,033	1,094
Yield to Maturity
(before expenses)	4.6%	4.6%
Average Coupon	5.4%	5.4%
Average Duration	6.5 years	6.4 years
Average Effective
Maturity	10.1 years	10.2 years
Short-Term
Reserves	0.4%	—

Sector Diversification (% of portfolio)
Foreign	100.0%

Volatility Measures
Bloomberg
Barclays USD
Emerging Mkts
Government
RIC Capped Idx
R-Squared	1.00
Beta	1.01

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	18.2
3 - 5 Years	18.9
5 - 10 Years	37.1
10 - 20 Years	9.0
20 - 30 Years	15.6
Over 30 Years	1.1

Distribution by Credit Quality (% of portfolio)
Aa	4.4%
A	20.0
Baa	34.8
Less Than Baa	40.8

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32% for Admiral Shares, and
0.29% for Institutional Shares.

6

Emerging Markets Government Bond Index Fund

Market Diversification (% of equity exposure)

Fund
Emerging Markets
China	16.4%
Mexico	8.3
Brazil	6.9
Indonesia	5.6
United Arab Emirates	4.8
Russia	4.8
Turkey	4.6
Argentina	4.3
Saudi Arabia	3.3
Colombia	2.8
Qatar	2.7
Philippines	2.2
Venezuela	1.8
Lebanon	1.7
Malaysia	1.6
South Africa	1.6
Chile	1.5
India	1.5
Kazakhstan	1.4
Ukraine	1.3
Peru	1.2
Bahrain	1.2
Hungary	1.2
Egypt	1.2
Poland	1.1
Ecuador	1.0
Other	12.9
Subtotal	98.9%
Other
Panama	1.1%

7

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2013, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond
Index Fund Investor Shares	4.67%	4.52%	$12,159
Bloomberg Barclays USD Emerging
Markets Government RIC Capped Index	5.74	4.95	12,381
Emerging Markets Hard Currency Debt
Funds Average	7.19	3.21	11,498
Bloomberg Barclays Global Aggregate
Index ex USD	1.26	0.56	10,252

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	5.56%	4.84%	$12,321
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	5.65	4.94	12,376
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	5.74	4.95	12,381
Bloomberg Barclays Global Aggregate Index ex USD	1.26	0.56	10,252

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.
Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

8

Emerging Markets Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(5/31/2013)	Investment
Emerging Markets Government Bond Index
Fund Admiral Shares	4.78%	4.67%	$12,237
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	5.74	4.95	12,381
Bloomberg Barclays Global Aggregate Index
ex USD	1.26	0.56	10,252

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/11/2015)[1]	Investment
Emerging Markets Government Bond Index
Fund Institutional Shares	4.80%	6.77%	$5,974,620
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	5.74	7.17	6,035,881
Bloomberg Barclays Global Aggregate Index
ex USD	1.26	2.59	5,359,919

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.
1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2017

		Since
	One	Inception
	Year	(5/31/2013)
Emerging Markets Government Bond Index Fund
ETF Shares Market Price	5.65%	23.76%
Emerging Markets Government Bond Index Fund
ETF Shares Net Asset Value	5.56	23.21
Bloomberg Barclays USD Emerging Markets
Government RIC Capped Index	5.74	23.81

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

9

Emerging Markets Government Bond Index Fund

Fiscal-Year Total Returns (%): May 31, 2013, Through October 31, 2017
				Bloomberg
				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.39%
2014	4.46	2.16	6.62	7.00
2015	4.36	-4.52	-0.16	-0.08
2016	4.97	5.68	10.65	11.05
2017	4.66	0.80	5.46	5.74

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	4.06%	4.49%	0.23%	4.72%
Fee-Adjusted Returns		3.28			4.54
ETF Shares	5/31/2013
Market Price		4.25			5.03
Net Asset Value		4.25			4.87
Admiral Shares	5/31/2013	4.28	4.66	0.23	4.89
Fee-Adjusted Returns		3.50			4.70
Institutional Shares	2/11/2015[1]	4.31	5.01	2.19	7.20
Fee-Adjusted Returns		3.53			6.89

1 Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total return shown is based on the period beginning February 11, 2015.

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.

10

Emerging Markets Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Angola (0.1%)
Sovereign Bond (0.1%)
	Republic of Angola	9.500%	11/12/25	1,400	1,525
Total Angola (Cost $1,415)					1,525
Argentina (4.3%)
Sovereign Bonds (4.3%)
	Argentine Republic	6.250%	4/22/19	350	367
	Argentine Republic	6.250%	4/22/19	2,950	3,090
	Argentine Republic	6.875%	4/22/21	4,075	4,447
	Argentine Republic	6.875%	4/22/21	300	328
	Argentine Republic	5.625%	1/26/22	2,600	2,734
	Argentine Republic	7.500%	4/22/26	70	79
	Argentine Republic	7.500%	4/22/26	5,300	5,990
	Argentine Republic	6.875%	1/26/27	4,600	5,026
	Argentine Republic	6.625%	7/6/28	150	159
	Argentine Republic	8.280%	12/31/33	3,854	4,521
	Argentine Republic	8.280%	12/31/33	1,012	1,164
	Argentine Republic	7.125%	7/6/36	2,465	2,646
1	Argentine Republic	2.500%	12/31/38	6,444	4,632
	Argentine Republic	7.625%	4/22/46	4,200	4,725
1	City of Buenos Aires	8.950%	2/19/21	200	223
[1,2]	City of Buenos Aires	7.500%	6/1/27	1,000	1,117
1	City of Buenos Aires	7.500%	6/1/27	250	279
	Pampa Energia SA	7.375%	7/21/23	500	546
1	Provincia de Buenos Aires	10.875%	1/26/21	1,200	1,376
1	Provincia de Buenos Aires	9.950%	6/9/21	600	697
[1,2]	Provincia de Buenos Aires	9.950%	6/9/21	650	755
1	Provincia de Buenos Aires	9.125%	3/16/24	1,000	1,168
1	Provincia de Buenos Aires	7.875%	6/15/27	2,000	2,213
2	Provincia de Cordoba	7.125%	8/1/27	1,000	1,063
1	Provincia de Mondoza	8.375%	5/19/24	400	444
1	Provincia del Chubut	7.750%	7/26/26	500	528
2	YPF SA	8.875%	12/19/18	50	53
	YPF SA	8.875%	12/19/18	875	928
	YPF SA	8.500%	3/23/21	1,200	1,358
1	YPF SA	8.750%	4/4/24	1,345	1,565
	YPF SA	8.500%	7/28/25	1,775	2,063
Total Argentina (Cost $51,206)					56,284

11

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Armenia (0.1%)
Sovereign Bonds (0.1%)
2	Republic of Armenia	6.000%	9/30/20	200	210
	Republic of Armenia	6.000%	9/30/20	200	210
	Republic of Armenia	7.150%	3/26/25	500	559
Total Armenia (Cost $898)					979
Azerbaijan (0.5%)
Sovereign Bonds (0.5%)
	Republic of Azerbaijan	4.750%	3/18/24	800	822
2	Republic of Azerbaijan	4.750%	3/18/24	400	412
[1,2]	Republic of Azerbaijan	5.125%	9/1/29	650	645
3	Southern Gas Corridor CJSC	6.875%	3/24/26	2,000	2,259
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	1,700	1,707
	State Oil Co. of the Azerbaijan Republic	6.950%	3/18/30	200	220
Total Azerbaijan (Cost $5,856)					6,065
Bahrain (1.1%)
Sovereign Bonds (1.1%)
	Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	244
	Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	400	399
	CBB International Sukuk Co. SPC	5.624%	2/12/24	1,000	1,031
	Kingdom of Bahrain	6.273%	11/22/18	550	568
2	Kingdom of Bahrain	5.500%	3/31/20	1,900	1,969
	Kingdom of Bahrain	5.875%	1/26/21	200	209
2	Kingdom of Bahrain	6.125%	7/5/22	1,400	1,484
	Kingdom of Bahrain	6.125%	8/1/23	625	661
2	Kingdom of Bahrain	6.125%	8/1/23	150	159
	Kingdom of Bahrain	7.000%	1/26/26	1,300	1,376
2	Kingdom of Bahrain	7.000%	1/26/26	2,200	2,329
	Kingdom of Bahrain	7.000%	10/12/28	2,200	2,260
2	Kingdom of Bahrain	6.750%	9/20/29	800	799
2	Kingdom of Bahrain	6.000%	9/19/44	500	428
	Kingdom of Bahrain	6.000%	9/19/44	400	342
Total Bahrain (Cost $14,228)					14,258
Belarus (0.1%)
Sovereign Bonds (0.1%)
	Republic of Belarus	6.875%	2/28/23	800	850
	Republic of Belarus	7.625%	6/29/27	600	662
Total Belarus (Cost $1,497)					1,512
Belize (0.0%)
Sovereign Bond (0.0%)
1	Belize	4.938%	2/20/34	450	280
Total Belize (Cost $300)					280
Bermuda (0.1%)
Sovereign Bonds (0.1%)
	Bermuda	4.854%	2/6/24	400	434
2	Bermuda	4.854%	2/6/24	400	436
1	Bermuda	3.717%	1/25/27	550	551
Total Bermuda (Cost $1,384)					1,421

12

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Bolivia (0.1%)
Sovereign Bond (0.1%)
[1,2]	Plurinational State of Bolivia	4.500%	3/20/28	1,000	971
Total Bolivia (Cost $988)					971
Brazil (6.7%)
Sovereign Bonds (6.7%)
	Banco do Brasil SA	6.000%	1/22/20	695	739
	Banco do Brasil SA	5.375%	1/15/21	475	495
	Banco do Brasil SA	5.875%	1/26/22	1,875	1,976
	Banco do Brasil SA	3.875%	10/10/22	1,826	1,817
	Banco do Brasil SA	5.875%	1/19/23	850	902
1	Banco do Brasil SA	8.500%	10/29/49	825	911
	Banco Nacional de Desenvolvimento
	Economico e Social	6.500%	6/10/19	950	1,006
	Banco Nacional de Desenvolvimento
	Economico e Social	5.500%	7/12/20	400	421
2	Banco Nacional de Desenvolvimento
	Economico e Social	5.500%	7/12/20	200	211
	Banco Nacional de Desenvolvimento
	Economico e Social	4.750%	5/9/24	700	707
2	Banco Nacional de Desenvolvimento
	Economico e Social	4.750%	5/9/24	1,700	1,713
	Caixa Economica Federal	4.250%	5/13/19	1,950	1,984
	Caixa Economica Federal	3.500%	11/7/22	150	147
	Centrais Eletricas Brasileiras SA	6.875%	7/30/19	800	849
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,900	2,010
	Federative Republic of Brazil	5.875%	1/15/19	1,920	2,009
	Federative Republic of Brazil	8.875%	10/14/19	175	198
	Federative Republic of Brazil	4.875%	1/22/21	3,226	3,448
	Federative Republic of Brazil	2.625%	1/5/23	2,761	2,671
	Federative Republic of Brazil	8.875%	4/15/24	707	906
	Federative Republic of Brazil	4.250%	1/7/25	4,272	4,331
	Federative Republic of Brazil	8.750%	2/4/25	350	455
	Federative Republic of Brazil	6.000%	4/7/26	250	278
	Federative Republic of Brazil	10.125%	5/15/27	916	1,317
1	Federative Republic of Brazil	4.625%	1/13/28	2,010	1,998
	Federative Republic of Brazil	8.250%	1/20/34	1,425	1,856
	Federative Republic of Brazil	7.125%	1/20/37	2,140	2,555
	Federative Republic of Brazil	5.625%	1/7/41	2,226	2,251
	Federative Republic of Brazil	5.000%	1/27/45	3,561	3,302
	Federative Republic of Brazil	5.625%	2/21/47	1,400	1,424
	Petrobras Global Finance BV	3.000%	1/15/19	750	750
	Petrobras Global Finance BV	8.375%	5/23/21	6,175	7,109
	Petrobras Global Finance BV	6.125%	1/17/22	500	541
	Petrobras Global Finance BV	4.375%	5/20/23	4,200	4,168
	Petrobras Global Finance BV	6.250%	3/17/24	1,325	1,421
2	Petrobras Global Finance BV	5.299%	1/27/25	1,859	1,868
	Petrobras Global Finance BV	8.750%	5/23/26	4,060	4,908
	Petrobras Global Finance BV	7.375%	1/17/27	4,150	4,601
2	Petrobras Global Finance BV	5.999%	1/27/28	5,558	5,627
	Petrobras Global Finance BV	5.625%	5/20/43	600	545
	Petrobras Global Finance BV	7.250%	3/17/44	910	952
	Petrobras Global Finance BV	6.850%	6/5/15	2,375	2,271

13

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Petrobras International Finance Co. SA	5.375%	1/27/21	2,635	2,770
Petrobras International Finance Co. SA	6.875%	1/20/40	2,415	2,454
Petrobras International Finance Co. SA	6.750%	1/27/41	3,127	3,158
Total Brazil (Cost $81,026)				88,030
Cameroon (0.0%)
Sovereign Bond (0.0%)
1 Republic of Cameroon	9.500%	11/19/25	500	592
Total Cameroon (Cost $493)				592
Chile (1.5%)
Sovereign Bonds (1.5%)
2 Banco del Estado de Chile	4.125%	10/7/20	400	420
2 Banco del Estado de Chile	3.875%	2/8/22	975	1,026
Corp. Nacional del Cobre de Chile	3.625%	8/1/27	1,500	1,508
2 Corp. Nacional del Cobre de Chile	3.625%	8/1/27	800	804
Corp. Nacional del Cobre de Chile	4.500%	8/1/47	1,200	1,259
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	626
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	350	352
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	650	654
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	675	727
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	161
Corp. Nacional del Cobre de Chile	4.500%	9/16/25	900	968
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	353
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	100	125
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	400	406
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	244
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	700	856
2 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	442
Corp. Nacional del Cobre de Chile	4.875%	11/4/44	900	996
2 Empresa de Transporte de Pasajeros
Metro SA	4.750%	2/4/24	200	217
2 Empresa de Transporte de Pasajeros
Metro SA	5.000%	1/25/47	400	441
2 Empresa Nacional del Petroleo	4.750%	12/6/21	536	571
Empresa Nacional del Petroleo	4.375%	10/30/24	500	523
2 Empresa Nacional del Petroleo	4.500%	9/14/47	1,000	950
Republic of Chile	3.875%	8/5/20	300	314
Republic of Chile	3.125%	3/27/25	1,050	1,078
Republic of Chile	3.125%	1/21/26	2,540	2,593
Republic of Chile	3.860%	6/21/47	1,150	1,164
Total Chile (Cost $18,726)				19,778
China (15.9%)
Corporate Bonds (0.2%)
Azure Nova International Finance Ltd.	2.250%	11/1/19	1,400	1,384
2 China Southern Power Grid International
Finance BVI Co. Ltd.	2.750%	5/8/22	1,000	1,002
				2,386
Sovereign Bonds (15.7%)
ABCL Glory Capital Ltd.	2.500%	6/21/21	1,500	1,481
Agricultural Bank of China Ltd.	2.875%	12/10/18	800	804
Agricultural Bank of China Ltd.	2.750%	5/21/20	250	251
Agricultural Bank of China Ltd.	2.750%	10/20/20	200	201

14

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Amber Circle Funding Ltd.	3.250%	12/4/22	1,700	1,730
2 Avi Funding Co. Ltd.	2.850%	9/16/20	400	400
Avi Funding Co. Ltd.	2.850%	9/16/20	300	299
Avi Funding Co. Ltd.	3.800%	9/16/25	1,000	1,028
Bank of China Ltd.	3.125%	1/23/19	1,200	1,211
Bank of China Ltd.	1.875%	7/12/19	1,000	991
4 Bank of China Ltd.	2.079%	2/14/20	1,150	1,151
4 Bank of China Ltd.	2.079%	5/11/20	600	600
Bank of China Ltd.	2.875%	6/30/20	2,400	2,422
Bank of China Ltd.	2.375%	3/1/21	750	741
Bank of China Ltd.	2.250%	7/12/21	700	687
2 Bank of China Ltd.	5.000%	11/13/24	1,000	1,079
Bank of China Ltd.	5.000%	11/13/24	2,400	2,589
Bank of China Ltd.	3.875%	6/30/25	775	807
Bao-trans Enterprises Ltd.	3.750%	12/12/18	1,425	1,441
Beijing State-Owned Assets Management
Hong Kong Co. Ltd.	4.125%	5/26/25	1,000	1,046
Bluestar Finance Holdings Ltd.	3.125%	9/30/19	1,000	1,003
Bluestar Finance Holdings Ltd.	4.375%	6/11/20	200	206
Bluestar Finance Holdings Ltd.	3.500%	9/30/21	300	302
Bluestar Finance Holdings Ltd.	4.375%	12/29/49	700	708
BOC Aviation Ltd.	3.000%	3/30/20	1,000	1,009
2 BOC Aviation Ltd.	2.375%	9/15/21	900	878
BOC Aviation Ltd.	2.375%	9/15/21	450	439
BOC Aviation Ltd.	4.375%	5/2/23	500	533
BOC Aviation Ltd.	3.875%	4/27/26	800	829
CCBL Cayman 1 Corp. Ltd.	2.750%	5/31/21	450	444
CCBL Cayman Corp. Ltd.	3.250%	7/28/20	300	302
1 CCCI Treasure Ltd.	3.500%	12/29/49	1,100	1,112
CGNPC International Ltd.	4.000%	5/19/25	500	524
1 Chalco Hong Kong Investment Co. Ltd.	4.250%	12/31/49	450	458
Charming Light Investments Ltd.	3.750%	9/3/19	1,910	1,941
Charming Light Investments Ltd.	2.375%	8/30/21	200	195
China Cinda Finance 2014 Ltd.	4.000%	5/14/19	900	915
China Cinda Finance 2014 Ltd.	5.625%	5/14/24	600	671
China Cinda Finance 2015 I Ltd.	3.125%	4/23/20	2,000	2,009
China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	1,700	1,766
China Cinda Finance 2017 I Ltd.	3.650%	3/9/22	300	306
China Cinda Finance 2017 I Ltd.	4.400%	3/9/27	1,000	1,045
China Clean Energy Development Ltd.	4.000%	11/5/25	1,000	1,047
China Construction Bank Asia Corp. Ltd.	3.250%	7/2/19	2,200	2,227
1 China Construction Bank Asia Corp. Ltd.	4.250%	8/20/24	700	716
4 China Construction Bank Corp.	2.087%	5/31/20	1,000	1,001
1 China Construction Bank Corp.	3.875%	5/13/25	2,025	2,060
China Development Bank Corp.	1.625%	6/22/19	200	198
4 China Development Bank Corp.	1.866%	3/6/20	200	200
China Development Bank Corp.	2.500%	10/9/20	2,300	2,298
China Development Bank Corp.	2.125%	6/1/21	1,850	1,814
China Development Bank Corp.	2.625%	1/24/22	2,100	2,092
4 China Development Bank Corp.	2.016%	3/6/22	1,300	1,299
China Development Bank Corp.	4.000%	1/24/37	645	667
China Great Wall International Holdings III Ltd.	2.250%	10/27/19	200	198
China Great Wall International Holdings III Ltd.	2.625%	10/27/21	200	196
1 China Life Insurance Co. Ltd.	4.000%	7/3/75	1,000	1,020

15

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
China Overseas Finance Cayman II Ltd.	5.500%	11/10/20	1,800	1,946
China Overseas Finance Cayman III Ltd.	5.375%	10/29/23	1,300	1,447
China Overseas Finance Cayman V Ltd.	3.950%	11/15/22	1,150	1,195
China Overseas Finance Cayman VI Ltd.	5.950%	5/8/24	200	229
2 China Resources Gas Group Ltd.	4.500%	4/5/22	400	424
China Resources Land Ltd.	4.375%	2/27/19	950	971
China Resources Land Ltd.	6.000%	2/27/24	400	455
China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/20	850	857
China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/25	600	619
China Shipping Overseas Finance 2013 Ltd.	4.250%	1/28/19	500	507
Chinalco Capital Holdings Ltd.	4.000%	8/25/21	1,300	1,314
CITIC Ltd.	6.375%	4/10/20	1,000	1,082
CITIC Ltd.	6.625%	4/15/21	200	223
CITIC Ltd.	2.800%	12/14/21	300	297
CITIC Ltd.	3.125%	2/28/22	200	200
CITIC Ltd.	6.800%	1/17/23	1,700	1,991
CITIC Ltd.	3.700%	6/14/26	500	505
CITIC Ltd.	3.875%	2/28/27	750	766
1 CITIC Ltd.	8.625%	5/29/49	900	951
CITIC Securities Finance MTN Co. Ltd.	3.500%	10/30/19	1,450	1,469
CNAC HK Finbridge Co. Ltd.	3.500%	7/19/22	800	803
CNAC HK Finbridge Co. Ltd.	4.125%	7/19/27	1,000	1,020
CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	2,120	2,293
2 CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/23	300	325
2 CNOOC Finance 2011 Ltd.	4.250%	1/26/21	1,888	1,979
2 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	200	248
2 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,200	1,252
2 CNOOC Finance 2012 Ltd.	5.000%	5/2/42	200	227
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	850	854
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	800	820
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	1,650	1,655
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	1,300	1,325
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	2,560	2,729
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	900	1,013
2 CNPC General Capital Ltd.	2.750%	5/14/19	200	201
CNPC General Capital Ltd.	2.750%	5/14/19	450	452
CNPC General Capital Ltd.	2.700%	11/25/19	1,000	1,006
2 CNPC General Capital Ltd.	3.950%	4/19/22	700	734
CNPC General Capital Ltd.	3.400%	4/16/23	250	256
2 CNPC HK Overseas Capital Ltd.	4.500%	4/28/21	1,225	1,300
2 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	400	507
1 CNRC Capitale Ltd.	3.900%	12/31/49	1,500	1,515
COSCO Finance 2011 Ltd.	4.000%	12/3/22	1,050	1,091
2 COSL Finance BVI Ltd.	3.250%	9/6/22	550	550
COSL Singapore Capital Ltd.	3.500%	7/30/20	1,200	1,221
COSL Singapore Capital Ltd.	4.500%	7/30/25	500	529
1 CRCC Yupeng Ltd.	3.950%	2/28/49	300	305
CRCC Yuxiang Ltd.	3.500%	5/16/23	950	974
1 Dianjian Haixing Ltd.	4.050%	10/29/49	200	204
Export-Import Bank of China	2.500%	7/31/19	1,960	1,967
2 Export-Import Bank of China	2.500%	7/31/19	200	201
Export-Import Bank of China	2.000%	4/26/21	300	294
Export-Import Bank of China	2.625%	3/14/22	2,200	2,192
Export-Import Bank of China	3.625%	7/31/24	500	521

16

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Export-Import Bank of China	2.875%	4/26/26	1,850	1,817
Export-Import Bank of China	3.375%	3/14/27	500	509
Franshion Brilliant Ltd.	5.750%	3/19/19	600	624
Franshion Brilliant Ltd.	5.750%	12/31/49	500	521
2 Franshion Development Ltd.	6.750%	4/15/21	500	554
Hongkong Baorong Development Ltd.	3.625%	12/9/18	200	201
Huarong Finance 2017 Co. Ltd.	3.375%	1/24/20	300	302
4 Huarong Finance 2017 Co. Ltd.	3.224%	4/27/22	1,200	1,230
Huarong Finance 2017 Co. Ltd.	3.750%	4/27/22	700	712
Huarong Finance 2017 Co. Ltd.	4.750%	4/27/27	400	417
Huarong Finance Co. Ltd.	4.000%	7/17/19	1,550	1,575
Huarong Finance II Co. Ltd.	2.875%	11/19/18	1,600	1,602
Huarong Finance II Co. Ltd.	2.875%	11/22/19	1,500	1,495
Huarong Finance II Co. Ltd.	4.500%	1/16/20	1,450	1,493
Huarong Finance II Co. Ltd.	3.750%	11/19/20	550	559
Huarong Finance II Co. Ltd.	3.250%	6/3/21	1,250	1,253
Huarong Finance II Co. Ltd.	3.625%	11/22/21	400	406
Huarong Finance II Co. Ltd.	5.500%	1/16/25	1,600	1,742
Huarong Finance II Co. Ltd.	5.000%	11/19/25	600	637
Huarong Finance II Co. Ltd.	4.625%	6/3/26	1,250	1,296
Huarong Finance II Co. Ltd.	4.875%	11/22/26	1,200	1,266
1 Huarong Finance II Co. Ltd.	2.875%	12/31/49	1,200	1,157
2 ICBCIL Finance Co. Ltd.	2.375%	5/19/19	700	696
ICBCIL Finance Co. Ltd.	2.125%	9/29/19	800	790
ICBCIL Finance Co. Ltd.	3.250%	3/17/20	800	807
ICBCIL Finance Co. Ltd.	3.000%	4/5/20	500	502
ICBCIL Finance Co. Ltd.	3.200%	11/10/20	700	706
2 ICBCIL Finance Co. Ltd.	2.750%	5/19/21	600	594
ICBCIL Finance Co. Ltd.	2.750%	5/19/21	1,250	1,237
ICBCIL Finance Co. Ltd.	2.500%	9/29/21	1,000	976
Industrial & Commercial Bank of China
Asia Ltd.	5.125%	11/30/20	950	1,013
Industrial & Commercial Bank of China Ltd.	2.000%	5/10/19	1,825	1,814
Industrial & Commercial Bank of China Ltd.	1.875%	8/11/19	200	198
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,300	1,321
4 Industrial & Commercial Bank of China Ltd.	2.135%	4/24/20	1,950	1,950
Industrial & Commercial Bank of China Ltd.	2.905%	11/13/20	1,300	1,307
Industrial & Commercial Bank of China Ltd.	2.635%	5/26/21	1,700	1,689
Industrial & Commercial Bank of China Ltd.	2.452%	10/20/21	350	346
4 Industrial & Commercial Bank of China Ltd.	2.315%	4/24/22	1,400	1,405
Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	2,750	2,959
Inventive Global Investments Ltd.	2.375%	12/7/19	1,200	1,196
King Power Capital Ltd.	5.625%	11/3/24	500	565
Kunlun Energy Co. Ltd.	2.875%	5/13/20	600	603
Kunlun Energy Co. Ltd.	3.750%	5/13/25	350	360
Minmetals Bounteous Finance BVI Ltd.	3.500%	7/30/20	300	304
Minmetals Bounteous Finance BVI Ltd.	4.750%	7/30/25	600	650
Minmetals Bounteous Finance BVI Ltd.	4.200%	7/27/26	850	889
Nexen Energy ULC	7.875%	3/15/32	475	677
Nexen Energy ULC	5.875%	3/10/35	808	986
Nexen Energy ULC	6.400%	5/15/37	920	1,201
Nexen Energy ULC	7.500%	7/30/39	775	1,140
Prosperous Ray Ltd.	3.000%	11/12/18	400	402
Prosperous Ray Ltd.	4.625%	11/12/23	550	592
Rongshi International Finance Ltd.	2.875%	5/4/22	500	501

17

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Rongshi International Finance Ltd.	3.625%	5/4/27	500	512
	Shanghai Electric Group Global
	Investment Ltd.	3.000%	8/14/19	500	503
	Shanghai Electric Power Finance Ltd.	3.625%	8/11/20	1,100	1,119
	Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/19	1,300	1,332
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/24	350	390
	Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/20	600	615
	Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/27	250	280
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/49	200	204
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	200	202
	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/19	900	911
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/20	1,375	1,455
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/40	450	582
	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	1,200	1,210
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/23	400	403
	Sinopec Capital 2013 Ltd.	4.250%	4/24/43	200	207
	Sinopec Group Overseas Development 2012
	Ltd.	3.900%	5/17/22	707	739
2	Sinopec Group Overseas Development 2012
	Ltd.	3.900%	5/17/22	1,619	1,687
2	Sinopec Group Overseas Development 2012
	Ltd.	4.875%	5/17/42	975	1,108
	Sinopec Group Overseas Development 2013
	Ltd.	4.375%	10/17/23	1,825	1,968
	Sinopec Group Overseas Development 2013
	Ltd.	5.375%	10/17/43	200	244
2	Sinopec Group Overseas Development 2014
	Ltd.	2.750%	4/10/19	400	401
	Sinopec Group Overseas Development 2014
	Ltd.	2.750%	4/10/19	700	703
	Sinopec Group Overseas Development 2014
	Ltd.	4.375%	4/10/24	2,000	2,152
	Sinopec Group Overseas Development 2015
	Ltd.	2.500%	4/28/20	4,900	4,907
	Sinopec Group Overseas Development 2015
	Ltd.	3.250%	4/28/25	1,700	1,707
	Sinopec Group Overseas Development 2015
	Ltd.	4.100%	4/28/45	800	813
	Sinopec Group Overseas Development 2016
	Ltd.	2.125%	5/3/19	910	907
	Sinopec Group Overseas Development 2016
	Ltd.	2.750%	5/3/21	400	402
	Sinopec Group Overseas Development 2016
	Ltd.	2.000%	9/29/21	700	683
	Sinopec Group Overseas Development 2016
	Ltd.	3.500%	5/3/26	1,000	1,017
	Sinopec Group Overseas Development 2017
	Ltd.	2.375%	4/12/20	700	701
2	Sinopec Group Overseas Development 2017
	Ltd.	3.000%	4/12/22	700	706
	Sinopec Group Overseas Development 2017
	Ltd.	3.625%	4/12/27	300	307
2	Sinopec Group Overseas Development 2017
	Ltd.	3.625%	4/12/27	800	820

18

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
2 Sinopec Group Overseas Development 2017
Ltd.	3.250%	9/13/27	1,000	994
2 Sinopec Group Overseas Development 2017
Ltd.	4.000%	9/13/47	200	200
Skysea International Capital Management	4.875%	12/7/21	1,900	2,053
State Elite Global Ltd.	3.125%	1/20/20	1,000	1,010
State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/23	1,410	1,427
2 State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/43	200	217
2 State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,000	1,008
State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	1,670	1,683
State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	2,070	2,210
2 State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	350	409
State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/44	400	463
State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	400	401
2 State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	600	601
State Grid Overseas Investment 2016 Ltd.	2.875%	5/18/26	700	687
State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	500	511
2 State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	1,600	1,635
2 State Grid Overseas Investment 2016 Ltd.	4.000%	5/4/47	700	714
Three Gorges Finance I Cayman Islands Ltd.	2.300%	6/2/21	400	396
Three Gorges Finance I Cayman Islands Ltd.	3.700%	6/10/25	700	724
Three Gorges Finance I Cayman Islands Ltd.	3.150%	6/2/26	1,600	1,591
				208,173
Total China (Cost $207,773)				210,559
Colombia (2.7%)
Sovereign Bonds (2.7%)
Ecopetrol SA	7.625%	7/23/19	725	789
Ecopetrol SA	5.875%	9/18/23	1,790	2,014
Ecopetrol SA	4.125%	1/16/25	1,150	1,156
Ecopetrol SA	5.375%	6/26/26	2,000	2,137
Ecopetrol SA	7.375%	9/18/43	1,200	1,389
Ecopetrol SA	5.875%	5/28/45	1,450	1,439
Empresa de Energia de Bogota SA ESP	6.125%	11/10/21	1,100	1,125
Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	327
Oleoducto Central SA	4.000%	5/7/21	400	412
Republic of Colombia	7.375%	3/18/19	1,635	1,751
Republic of Colombia	11.750%	2/25/20	1,020	1,239
Republic of Colombia	4.375%	7/12/21	2,534	2,689
1 Republic of Colombia	2.625%	3/15/23	1,410	1,382
Republic of Colombia	4.000%	2/26/24	1,595	1,656
Republic of Colombia	8.125%	5/21/24	540	688
1 Republic of Colombia	4.500%	1/28/26	2,100	2,235
1 Republic of Colombia	3.875%	4/25/27	1,950	1,967
Republic of Colombia	7.375%	9/18/37	750	990
Republic of Colombia	6.125%	1/18/41	2,207	2,600
1 Republic of Colombia	5.625%	2/26/44	1,984	2,207
1 Republic of Colombia	5.000%	6/15/45	4,900	5,047
Transportadora de Gas Internacional SA ESP	5.700%	3/20/22	600	617
Total Colombia (Cost $34,338)				35,856
Costa Rica (0.5%)
Sovereign Bonds (0.5%)
Banco Nacional de Costa Rica	4.875%	11/1/18	400	405

19

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Banco Nacional de Costa Rica	4.875%	11/1/18	200	202
2	Banco Nacional de Costa Rica	5.875%	4/25/21	1,000	1,040
	Banco Nacional de Costa Rica	6.250%	11/1/23	200	213
	Instituto Costarricense de Electricidad	6.950%	11/10/21	475	518
	Instituto Costarricense de Electricidad	6.375%	5/15/43	200	187
	Republic of Costa Rica	4.250%	1/26/23	1,132	1,115
	Republic of Costa Rica	5.625%	4/30/43	600	540
	Republic of Costa Rica	7.000%	4/4/44	1,000	1,042
	Republic of Costa Rica	7.158%	3/12/45	1,200	1,274
Total Costa Rica (Cost $6,277)					6,536
Cote d’Ivoire (0.4%)
Sovereign Bonds (0.4%)
1	Republic of Cote d’Ivoire	6.375%	3/3/28	1,300	1,350
[1,2]	Republic of Cote d’Ivoire	5.750%	12/31/32	1,448	1,426
1	Republic of Cote d’Ivoire	5.750%	12/31/32	1,374	1,353
	Republic of Cote d’Ivoire	6.125%	6/15/33	600	592
Total Cote d’Ivoire (Cost $4,579)					4,721
Croatia (0.7%)
Sovereign Bonds (0.7%)
	Hrvatska Elektroprivreda	5.875%	10/23/22	500	553
	Republic of Croatia	6.750%	11/5/19	1,022	1,101
	Republic of Croatia	6.625%	7/14/20	1,794	1,963
	Republic of Croatia	6.375%	3/24/21	2,300	2,538
	Republic of Croatia	5.500%	4/4/23	1,000	1,104
	Republic of Croatia	6.000%	1/26/24	1,835	2,089
Total Croatia (Cost $8,908)					9,348
Dominican Republic (0.9%)
Sovereign Bonds (0.9%)
1	Dominican Republic	7.500%	5/6/21	1,502	1,658
	Dominican Republic	6.600%	1/28/24	975	1,096
1	Dominican Republic	5.875%	4/18/24	750	816
	Dominican Republic	5.500%	1/27/25	1,860	1,965
	Dominican Republic	6.875%	1/29/26	2,345	2,680
	Dominican Republic	5.950%	1/25/27	100	107
	Dominican Republic	7.450%	4/30/44	200	237
2	Dominican Republic	6.850%	1/27/45	1,420	1,583
1	Dominican Republic	6.850%	1/27/45	1,744	1,939
Total Dominican Republic (Cost $11,411)					12,081
Ecuador (0.9%)
Sovereign Bonds (0.9%)
	Republic of Ecuador	10.500%	3/24/20	1,500	1,624
	Republic of Ecuador	10.750%	3/28/22	1,900	2,146
	Republic of Ecuador	7.950%	6/20/24	1,950	1,964
	Republic of Ecuador	9.650%	12/13/26	1,250	1,350
	Republic of Ecuador	9.625%	6/2/27	200	214
2	Republic of Ecuador	9.625%	6/2/27	1,400	1,499
2	Republic of Ecuador	8.875%	10/23/27	3,500	3,570
Total Ecuador (Cost $11,713)					12,367

20

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Egypt (1.0%)
Sovereign Bonds (1.0%)
	Arab Republic of Egypt	5.750%	4/29/20	1,012	1,051
	Arab Republic of Egypt	6.125%	1/31/22	2,500	2,608
	Arab Republic of Egypt	5.875%	6/11/25	3,835	3,914
	Arab Republic of Egypt	7.500%	1/31/27	1,700	1,883
	Arab Republic of Egypt	6.875%	4/30/40	300	297
	Arab Republic of Egypt	8.500%	1/31/47	2,500	2,828
Total Egypt (Cost $11,901)					12,581
El Salvador (0.5%)
Sovereign Bonds (0.5%)
	Republic of El Salvador	7.375%	12/1/19	1,045	1,088
	Republic of El Salvador	7.750%	1/24/23	1,035	1,118
	Republic of El Salvador	5.875%	1/30/25	300	294
2	Republic of El Salvador	6.375%	1/18/27	300	299
	Republic of El Salvador	6.375%	1/18/27	500	497
2	Republic of El Salvador	8.625%	2/28/29	150	170
	Republic of El Salvador	8.250%	4/10/32	604	669
	Republic of El Salvador	7.650%	6/15/35	1,390	1,448
	Republic of El Salvador	7.625%	2/1/41	568	590
Total El Salvador (Cost $5,856)					6,173
Ethiopia (0.1%)
Sovereign Bond (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	1,150	1,184
Total Ethiopia (Cost $1,117)					1,184
Gabon (0.2%)
Sovereign Bonds (0.2%)
1	Gabonese Republic	6.375%	12/12/24	1,586	1,554
[1,2]	Gabonese Republic	6.375%	12/12/24	400	393
	Gabonese Republic	6.950%	6/16/25	200	200
Total Gabon (Cost $2,159)					2,147
Georgia (0.1%)
Sovereign Bonds (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	900	1,003
	Republic of Georgia	6.875%	4/12/21	400	447
Total Georgia (Cost $1,401)					1,450
Ghana (0.3%)
Sovereign Bonds (0.3%)
1	Republic of Ghana	9.250%	9/15/22	500	564
	Republic of Ghana	7.875%	8/7/23	400	431
2	Republic of Ghana	7.875%	8/7/23	400	432
1	Republic of Ghana	8.125%	1/18/26	950	1,029
[1,2]	Republic of Ghana	8.125%	1/18/26	300	325
1	Republic of Ghana	10.750%	10/14/30	1,000	1,330
Total Ghana (Cost $3,492)					4,111

21

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Guatemala (0.2%)
Sovereign Bonds (0.2%)
Republic of Guatemala	5.750%	6/6/22	700	760
Republic of Guatemala	4.500%	5/3/26	1,300	1,307
Republic of Guatemala	4.875%	2/13/28	600	616
Total Guatemala (Cost $2,632)				2,683
Honduras (0.1%)
Sovereign Bonds (0.1%)
Republic of Honduras	8.750%	12/16/20	700	797
1 Republic of Honduras	7.500%	3/15/24	200	227
Republic of Honduras	6.250%	1/19/27	800	860
Total Honduras (Cost $1,736)				1,884
Hungary (1.2%)
Sovereign Bonds (1.2%)
MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	220
[2,5] MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	1,100	1,210
Republic of Hungary	4.000%	3/25/19	600	618
Republic of Hungary	6.250%	1/29/20	1,765	1,914
Republic of Hungary	6.375%	3/29/21	3,872	4,337
Republic of Hungary	5.375%	2/21/23	2,162	2,424
Republic of Hungary	5.750%	11/22/23	1,670	1,920
Republic of Hungary	5.375%	3/25/24	1,125	1,280
Republic of Hungary	7.625%	3/29/41	1,350	2,081
Total Hungary (Cost $15,305)				16,004
India (1.5%)
Sovereign Bonds (1.5%)
Bank of Baroda	4.875%	7/23/19	975	1,011
Bank of India	3.125%	5/6/20	400	400
Bank of India	6.250%	2/16/21	900	981
Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	400	426
Bharat Petroleum Corp. Ltd.	4.000%	5/8/25	400	410
BPRL International Singapore Pte Ltd.	4.375%	1/18/27	550	573
Export-Import Bank of India	3.875%	10/2/19	500	513
Export-Import Bank of India	2.750%	4/1/20	600	603
Export-Import Bank of India	2.750%	8/12/20	200	201
Export-Import Bank of India	3.125%	7/20/21	700	707
Export-Import Bank of India	4.000%	1/14/23	600	627
Export-Import Bank of India	3.375%	8/5/26	1,700	1,681
IDBI Bank Ltd.	3.750%	1/25/19	600	604
Indian Oil Corp. Ltd.	5.625%	8/2/21	500	548
Indian Oil Corp. Ltd.	5.750%	8/1/23	400	450
Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	600	610
NTPC Ltd.	5.625%	7/14/21	400	438
NTPC Ltd.	4.750%	10/3/22	450	485
NTPC Ltd.	4.375%	11/26/24	400	425
NTPC Ltd.	4.250%	2/26/26	450	469
Oil India International Pte Ltd.	4.000%	4/21/27	500	507
Oil India Ltd.	3.875%	4/17/19	600	611
Oil India Ltd.	5.375%	4/17/24	450	502
ONGC Videsh Ltd.	3.250%	7/15/19	900	910
ONGC Videsh Ltd.	3.750%	5/7/23	700	717

22

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
ONGC Videsh Ltd.	4.625%	7/15/24	900	966
Power Grid Corp. of India Ltd.	3.875%	1/17/23	600	623
State Bank of India	3.622%	4/17/19	1,300	1,322
State Bank of India	3.250%	1/24/22	700	707
2 State Bank of India	4.875%	4/17/24	400	436
Total India (Cost $19,099)				19,463
Indonesia (5.5%)
Sovereign Bonds (5.5%)
Majapahit Holding BV	8.000%	8/7/19	350	384
Majapahit Holding BV	7.750%	1/20/20	2,625	2,905
Majapahit Holding BV	7.875%	6/29/37	400	542
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	300	311
Pelabuhan Indonesia II PT	4.250%	5/5/25	1,150	1,194
Pelabuhan Indonesia II PT	5.375%	5/5/45	500	529
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	215
Pertamina Persero PT	5.250%	5/23/21	650	701
Pertamina Persero PT	4.875%	5/3/22	2,150	2,309
Pertamina Persero PT	4.300%	5/20/23	1,100	1,160
2 Pertamina Persero PT	4.300%	5/20/23	430	454
Pertamina Persero PT	6.500%	5/27/41	200	242
Pertamina Persero PT	6.000%	5/3/42	1,450	1,661
2 Pertamina Persero PT	6.000%	5/3/42	750	859
Pertamina Persero PT	5.625%	5/20/43	1,425	1,560
2 Pertamina Persero PT	5.625%	5/20/43	200	219
Pertamina Persero PT	6.450%	5/30/44	1,300	1,569
Perusahaan Gas Negara Persero Tbk	5.125%	5/16/24	800	869
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	434
Perusahaan Listrik Negara PT	5.500%	11/22/21	800	875
2 Perusahaan Listrik Negara PT	4.125%	5/15/27	1,450	1,459
2 Perusahaan Listrik Negara PT	5.250%	10/24/42	300	315
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	526
Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	600	612
Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	600	634
2 Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	200	211
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	1,178	1,196
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	634
Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	2,250	2,376
6 Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	1,200	1,255
Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	1,250	1,322
6 Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	1,500	1,545
Republic of Indonesia	11.625%	3/4/19	2,356	2,655
2 Republic of Indonesia	5.875%	3/13/20	350	379
Republic of Indonesia	5.875%	3/13/20	1,010	1,094
Republic of Indonesia	4.875%	5/5/21	2,900	3,116
Republic of Indonesia	3.700%	1/8/22	1,500	1,556
Republic of Indonesia	3.750%	4/25/22	950	986
Republic of Indonesia	3.375%	4/15/23	1,900	1,928
Republic of Indonesia	5.375%	10/17/23	1,109	1,248
Republic of Indonesia	5.875%	1/15/24	1,800	2,065
Republic of Indonesia	4.125%	1/15/25	1,575	1,650
2 Republic of Indonesia	4.125%	1/15/25	200	209
Republic of Indonesia	4.750%	1/8/26	2,400	2,614
Republic of Indonesia	4.350%	1/8/27	1,100	1,166

23

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Republic of Indonesia	3.850%	7/18/27	500	515
2 Republic of Indonesia	3.850%	7/18/27	1,000	1,027
Republic of Indonesia	8.500%	10/12/35	1,840	2,751
Republic of Indonesia	6.625%	2/17/37	2,637	3,388
Republic of Indonesia	7.750%	1/17/38	1,863	2,656
Republic of Indonesia	5.250%	1/17/42	1,500	1,678
Republic of Indonesia	4.625%	4/15/43	2,175	2,256
Republic of Indonesia	6.750%	1/15/44	1,850	2,479
2 Republic of Indonesia	6.750%	1/15/44	100	134
Republic of Indonesia	5.125%	1/15/45	2,269	2,513
Republic of Indonesia	5.950%	1/8/46	200	247
Republic of Indonesia	5.250%	1/8/47	900	1,015
Republic of Indonesia	4.750%	7/18/47	600	634
Total Indonesia (Cost $68,386)				73,036
Iraq (0.3%)
Sovereign Bonds (0.3%)
Republic of Iraq	6.752%	3/9/23	950	952
2 Republic of Iraq	6.752%	3/9/23	1,250	1,255
1 Republic of Iraq	5.800%	1/15/28	1,445	1,361
Total Iraq (Cost $3,476)				3,568
Jamaica (0.4%)
Sovereign Bonds (0.4%)
1 Jamaica	7.625%	7/9/25	450	544
Jamaica	6.750%	4/28/28	2,050	2,375
1 Jamaica	8.000%	3/15/39	1,248	1,557
Jamaica	7.875%	7/28/45	950	1,178
Total Jamaica (Cost $5,025)				5,654
Jordan (0.2%)
Sovereign Bonds (0.2%)
Hashemite Kingdom of Jordan	6.125%	1/29/26	850	879
Hashemite Kingdom of Jordan	5.750%	1/31/27	1,000	998
2 Hashemite Kingdom of Jordan	7.375%	10/10/47	1,000	1,048
Total Jordan (Cost $2,910)				2,925
Kazakhstan (1.4%)
Sovereign Bonds (1.4%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	2,050	2,079
KazAgro National Management Holding JSC	4.625%	5/24/23	850	859
2 Kazakhstan Temir Zholy Finance BV	6.375%	10/6/20	600	664
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	1,000	1,119
KazMunayGas National Co. JSC	7.000%	5/5/20	1,920	2,093
KazMunayGas National Co. JSC	6.375%	4/9/21	1,399	1,532
2 KazMunayGas National Co. JSC	4.750%	4/19/27	400	409
KazMunayGas National Co. JSC	5.750%	4/30/43	350	356
2 KazMunayGas National Co. JSC	5.750%	4/19/47	200	201
KazMunayGas National Co. JSC	5.750%	4/19/47	1,900	1,908
Republic of Kazakhstan	3.875%	10/14/24	1,700	1,754
Republic of Kazakhstan	5.125%	7/21/25	2,100	2,334
2 Republic of Kazakhstan	4.875%	10/14/44	400	415
Republic of Kazakhstan	4.875%	10/14/44	1,100	1,142
Republic of Kazakhstan	6.500%	7/21/45	1,000	1,251
Total Kazakhstan (Cost $16,846)				18,116

24

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Kenya (0.2%)
Sovereign Bonds (0.2%)
Republic of Kenya	5.875%	6/24/19	300	309
2 Republic of Kenya	5.875%	6/24/19	200	206
Republic of Kenya	6.875%	6/24/24	1,925	2,000
2 Republic of Kenya	6.875%	6/24/24	200	208
Total Kenya (Cost $2,613)				2,723
Kuwait (0.7%)
Sovereign Bonds (0.7%)
Equate Petrochemical BV	3.000%	3/3/22	900	890
Equate Petrochemical BV	4.250%	11/3/26	1,150	1,182
State of Kuwait	2.750%	3/20/22	3,125	3,152
2 State of Kuwait	3.500%	3/20/27	200	205
State of Kuwait	3.500%	3/20/27	4,300	4,390
Total Kuwait (Cost $9,638)				9,819
Lebanon (1.7%)
Sovereign Bonds (1.7%)
Republic of Lebanon	5.150%	11/12/18	1,275	1,284
Republic of Lebanon	5.500%	4/23/19	50	50
Republic of Lebanon	6.000%	5/20/19	450	455
Republic of Lebanon	5.450%	11/28/19	925	925
Republic of Lebanon	6.375%	3/9/20	2,141	2,172
Republic of Lebanon	5.800%	4/14/20	1,100	1,097
Republic of Lebanon	8.250%	4/12/21	1,628	1,726
Republic of Lebanon	6.100%	10/4/22	2,214	2,185
Republic of Lebanon	6.000%	1/27/23	1,385	1,346
Republic of Lebanon	6.650%	4/22/24	1,791	1,769
Republic of Lebanon	6.200%	2/26/25	300	286
Republic of Lebanon	6.250%	6/12/25	400	381
Republic of Lebanon	6.600%	11/27/26	1,975	1,904
Republic of Lebanon	6.750%	11/29/27	961	925
Republic of Lebanon	6.650%	11/3/28	850	807
Republic of Lebanon	6.850%	5/25/29	800	762
Republic of Lebanon	6.650%	2/26/30	1,350	1,266
Republic of Lebanon	7.000%	3/23/32	400	381
Republic of Lebanon	7.050%	11/2/35	500	472
Republic of Lebanon	7.250%	3/23/37	2,050	1,948
Total Lebanon (Cost $22,675)				22,141
Malaysia (1.6%)
Sovereign Bonds (1.6%)
1MDB Global Investments Ltd.	4.400%	3/9/23	2,700	2,586
Axiata SPV2 Bhd.	3.466%	11/19/20	350	357
Axiata SPV2 Bhd.	4.357%	3/24/26	1,350	1,429
Cagamas Global plc	2.745%	12/10/19	500	502
Danga Capital Bhd.	3.035%	3/1/21	400	402
1 Malayan Banking Bhd.	3.905%	10/29/26	700	722
Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	900	911
Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	550	598
Malaysia Sukuk Global Bhd.	3.179%	4/27/26	1,100	1,123
Malaysia Sukuk Global Bhd.	4.080%	4/27/46	450	472
Petroliam Nasional Bhd.	7.625%	10/15/26	185	248

25

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Petronas Capital Ltd.	5.250%	8/12/19	1,237	1,301
2 Petronas Capital Ltd.	5.250%	8/12/19	1,423	1,497
Petronas Capital Ltd.	3.125%	3/18/22	400	408
2 Petronas Capital Ltd.	7.875%	5/22/22	1,050	1,285
Petronas Capital Ltd.	3.500%	3/18/25	2,550	2,636
Petronas Capital Ltd.	4.500%	3/18/45	1,250	1,387
Petronas Global Sukuk Ltd.	2.707%	3/18/20	1,950	1,965
SSG Resources Ltd.	4.250%	10/4/22	700	733
2 Wakala Global Sukuk Bhd.	4.646%	7/6/21	750	809
Total Malaysia (Cost $20,801)				21,371
Mexico (8.0%)
Sovereign Bonds (8.0%)
Banco Nacional de Comercio Exterior SNC	4.375%	10/14/25	900	931
Comision Federal de Electricidad	4.875%	5/26/21	1,450	1,540
Comision Federal de Electricidad	4.875%	1/15/24	600	640
2 Comision Federal de Electricidad	4.875%	1/15/24	700	747
2 Comision Federal de Electricidad	4.750%	2/23/27	1,000	1,048
Comision Federal de Electricidad	5.750%	2/14/42	700	733
2 Comision Federal de Electricidad	6.125%	6/16/45	200	219
2 Mexico City Airport Trust	4.250%	10/31/26	1,500	1,528
Mexico City Airport Trust	5.500%	10/31/46	200	198
Mexico City Airport Trust	5.500%	7/31/47	2,900	2,870
2 Mexico City Airport Trust	5.500%	7/31/47	1,000	994
Petroleos Mexicanos	5.500%	2/4/19	500	519
Petroleos Mexicanos	8.000%	5/3/19	900	975
Petroleos Mexicanos	6.000%	3/5/20	1,600	1,710
Petroleos Mexicanos	3.500%	7/23/20	1,500	1,527
Petroleos Mexicanos	5.500%	1/21/21	2,539	2,704
Petroleos Mexicanos	6.375%	2/4/21	2,470	2,692
Petroleos Mexicanos	4.875%	1/24/22	1,575	1,638
2 Petroleos Mexicanos	5.375%	3/13/22	1,100	1,168
Petroleos Mexicanos	3.500%	1/30/23	1,540	1,506
Petroleos Mexicanos	4.625%	9/21/23	2,843	2,906
Petroleos Mexicanos	4.875%	1/18/24	1,469	1,506
Petroleos Mexicanos	4.250%	1/15/25	1,460	1,438
Petroleos Mexicanos	4.500%	1/23/26	1,450	1,432
Petroleos Mexicanos	6.875%	8/4/26	4,030	4,530
2 Petroleos Mexicanos	6.500%	3/13/27	1,600	1,748
Petroleos Mexicanos	6.500%	3/13/27	360	393
2 Petroleos Mexicanos	6.500%	3/13/27	2,925	3,195
Petroleos Mexicanos	6.625%	6/15/35	2,697	2,837
Petroleos Mexicanos	6.500%	6/2/41	2,920	2,959
Petroleos Mexicanos	5.500%	6/27/44	3,211	2,893
Petroleos Mexicanos	6.375%	1/23/45	1,160	1,149
Petroleos Mexicanos	5.625%	1/23/46	3,047	2,770
Petroleos Mexicanos	6.750%	9/21/47	3,534	3,640
2 Petroleos Mexicanos	6.750%	9/21/47	2,425	2,498
1 Poinsettia Finance Ltd.	6.625%	6/17/31	500	512
United Mexican States	8.125%	12/30/19	850	973
United Mexican States	5.125%	1/15/20	2,080	2,230
United Mexican States	3.500%	1/21/21	200	209
United Mexican States	3.625%	3/15/22	3,617	3,768
United Mexican States	4.000%	10/2/23	3,891	4,079

26

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	United Mexican States	3.600%	1/30/25	3,749	3,800
	United Mexican States	4.125%	1/21/26	3,000	3,125
	United Mexican States	4.150%	3/28/27	2,400	2,497
	United Mexican States	7.500%	4/8/33	1,190	1,627
	United Mexican States	6.750%	9/27/34	1,249	1,626
	United Mexican States	6.050%	1/11/40	4,029	4,726
	United Mexican States	4.750%	3/8/44	3,050	3,073
	United Mexican States	5.550%	1/21/45	3,288	3,688
	United Mexican States	4.600%	1/23/46	2,930	2,871
	United Mexican States	4.350%	1/15/47	2,000	1,883
	United Mexican States	5.750%	10/12/10	3,850	4,039
Total Mexico (Cost $104,503)					106,507
Mongolia (0.3%)
Sovereign Bonds (0.3%)
	Mongolia	5.125%	12/5/22	1,850	1,835
2	Mongolia	5.625%	5/1/23	1,000	1,004
7	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	400	439
[2,7]	Trade & Development Bank of Mongolia LLC	9.375%	5/19/20	200	220
Total Mongolia (Cost $3,315)					3,498
Morocco (0.5%)
Sovereign Bonds (0.5%)
	Kingdom of Morocco	4.250%	12/11/22	1,550	1,626
	Kingdom of Morocco	5.500%	12/11/42	725	808
2	OCP SA	5.625%	4/25/24	350	376
	OCP SA	5.625%	4/25/24	1,600	1,719
2	OCP SA	4.500%	10/22/25	450	450
	OCP SA	4.500%	10/22/25	950	949
2	OCP SA	6.875%	4/25/44	200	226
	OCP SA	6.875%	4/25/44	300	338
Total Morocco (Cost $6,223)					6,492
Mozambique (0.0%)
Sovereign Bond (0.0%)
	Republic of Mozambique	10.500%	1/18/23	644	498
Total Mozambique (Cost $551)					498
Namibia (0.1%)
Sovereign Bonds (0.1%)
	Republic of Namibia	5.500%	11/3/21	500	534
	Republic of Namibia	5.250%	10/29/25	700	711
Total Namibia (Cost $1,229)					1,245
Nigeria (0.2%)
Sovereign Bonds (0.2%)
	Federal Republic of Nigeria	6.750%	1/28/21	250	266
	Federal Republic of Nigeria	6.375%	7/12/23	600	629
2	Federal Republic of Nigeria	7.875%	2/16/32	200	220
	Federal Republic of Nigeria	7.875%	2/16/32	1,450	1,590
Total Nigeria (Cost $2,562)					2,705

27

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Oman (0.8%)
Sovereign Bonds (0.8%)
	Lamar Funding Ltd.	3.958%	5/7/25	1,300	1,217
	OmGrid Funding Ltd.	5.196%	5/16/27	500	502
	Sultanate of Oman	3.625%	6/15/21	1,400	1,407
2	Sultanate of Oman	4.750%	6/15/26	2,050	2,022
	Sultanate of Oman	4.750%	6/15/26	2,400	2,367
	Sultanate of Oman	5.375%	3/8/27	2,000	2,051
	Sultanate of Oman	6.500%	3/8/47	1,615	1,661
Total Oman (Cost $11,358)					11,227
Pakistan (0.3%)
Sovereign Bonds (0.3%)
	Islamic Republic of Pakistan	7.250%	4/15/19	1,300	1,353
	Islamic Republic of Pakistan	6.750%	12/3/19	600	625
2	Islamic Republic of Pakistan	8.250%	4/15/24	250	279
	Islamic Republic of Pakistan	8.250%	4/15/24	1,350	1,501
	Islamic Republic of Pakistan	8.250%	9/30/25	200	225
	Third Pakistan International Sukuk Co. Ltd.	5.500%	10/13/21	500	509
Total Pakistan (Cost $4,314)					4,492
Panama (1.2%)
Sovereign Bonds (1.2%)
[1,2]	Aeropuerto Internacional de Tocumen SA	5.625%	5/18/36	1,300	1,398
	Republic of Panama	5.200%	1/30/20	1,373	1,469
1	Republic of Panama	4.000%	9/22/24	550	584
1	Republic of Panama	3.750%	3/16/25	1,400	1,459
	Republic of Panama	7.125%	1/29/26	1,200	1,538
	Republic of Panama	8.875%	9/30/27	1,285	1,860
1	Republic of Panama	3.875%	3/17/28	1,000	1,045
	Republic of Panama	9.375%	4/1/29	2,100	3,145
1	Republic of Panama	6.700%	1/26/36	1,962	2,594
1	Republic of Panama	4.300%	4/29/53	600	612
Total Panama (Cost $15,125)					15,704
Paraguay (0.2%)
Sovereign Bonds (0.2%)
	Republic of Paraguay	4.625%	1/25/23	800	848
	Republic of Paraguay	4.700%	3/27/27	1,000	1,056
	Repbulic of Paraguay	6.100%	8/11/44	1,150	1,311
Total Paraguay (Cost $3,010)					3,215
Peru (1.2%)
Sovereign Bonds (1.2%)
	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	1,200	1,220
2	Corp. Financiera de Desarrollo SA	3.250%	7/15/19	250	254
	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	213
	Fondo MIVIVIENDA SA	3.500%	1/31/23	950	969
2	Petroleos del Peru SA	5.625%	6/19/47	1,850	1,948
	Republic of Peru	7.350%	7/21/25	300	392
	Republic of Peru	4.125%	8/25/27	1,550	1,698
	Republic of Peru	8.750%	11/21/33	2,482	3,896
1	Republic of Peru	6.550%	3/14/37	1,586	2,136
	Republic of Peru	5.625%	11/18/50	2,227	2,810
Total Peru (Cost $14,673)					15,536

28

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Philippines (2.2%)
Sovereign Bonds (2.2%)
8	Power Sector Assets & Liabilities
	Management Corp.	7.250%	5/27/19	1,264	1,362
8	Power Sector Assets & Liabilities
	Management Corp.	7.390%	12/2/24	1,250	1,608
	Republic of the Philippines	9.875%	1/15/19	650	714
	Republic of the Philippines	8.375%	6/17/19	941	1,040
	Republic of the Philippines	6.500%	1/20/20	150	165
	Republic of the Philippines	4.000%	1/15/21	1,310	1,381
	Republic of the Philippines	4.200%	1/21/24	1,164	1,275
	Republic of the Philippines	10.625%	3/16/25	1,034	1,575
	Republic of the Philippines	5.500%	3/30/26	1,850	2,199
	Republic of the Philippines	9.500%	2/2/30	1,803	2,858
	Republic of the Philippines	7.750%	1/14/31	2,454	3,528
	Republic of the Philippines	6.375%	1/15/32	1,200	1,567
	Republic of the Philippines	6.375%	10/23/34	1,695	2,267
	Republic of the Philippines	5.000%	1/13/37	2,080	2,452
	Republic of the Philippines	3.950%	1/20/40	1,750	1,805
	Republic of the Philippines	3.700%	3/1/41	1,450	1,443
	Republic of the Philippines	3.700%	2/2/42	1,490	1,483
Total Philippines (Cost $28,256)					28,722
Poland (1.1%)
Sovereign Bonds (1.1%)
	Republic of Poland	6.375%	7/15/19	2,561	2,756
	Republic of Poland	5.125%	4/21/21	2,160	2,360
	Republic of Poland	5.000%	3/23/22	3,684	4,052
	Republic of Poland	3.000%	3/17/23	675	689
	Republic of Poland	4.000%	1/22/24	1,878	2,014
	Republic of Poland	3.250%	4/6/26	2,000	2,048
Total Poland (Cost $13,652)					13,919
Qatar (2.6%)
Sovereign Bonds (2.6%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	700	819
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	800	867
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	527
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	1,050	1,040
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	900	974
2	Ooredoo International Finance Ltd.	3.750%	6/22/26	250	248
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	1,750	1,749
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	425	428
2	Qatari Diar Finance QSC	5.000%	7/21/20	2,480	2,607
	QNB Finance Ltd.	2.875%	4/29/20	2,300	2,279
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	244	253
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	950	1,021
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	1,020	1,157
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	500	575
2	State of Qatar	6.550%	4/9/19	1,250	1,328
	State of Qatar	5.250%	1/20/20	600	635
2	State of Qatar	5.250%	1/20/20	2,007	2,122
	State of Qatar	2.375%	6/2/21	4,700	4,596

29

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	State of Qatar	4.500%	1/20/22	1,050	1,107
	State of Qatar	3.241%	1/18/23	475	473
	State of Qatar	3.250%	6/2/26	4,000	3,904
	State of Qatar	9.750%	6/15/30	325	507
2	State of Qatar	9.750%	6/15/30	600	936
	State of Qatar	6.400%	1/20/40	1,028	1,311
2	State of Qatar	6.400%	1/20/40	500	637
	State of Qatar	5.750%	1/20/42	650	774
2	State of Qatar	5.750%	1/20/42	316	377
	State of Qatar	4.625%	6/2/46	1,450	1,490
Total Qatar (Cost $34,616)					34,741
Romania (0.5%)
Sovereign Bonds (0.5%)
	Republic of Romania	6.750%	2/7/22	2,382	2,746
	Republic of Romania	4.375%	8/22/23	1,404	1,503
2	Republic of Romania	4.875%	1/22/24	100	110
	Republic of Romania	4.875%	1/22/24	470	516
2	Republic of Romania	6.125%	1/22/44	200	254
	Republic of Romania	6.125%	1/22/44	820	1,039
Total Romania (Cost $5,965)					6,168
Russia (5.4%)
Sovereign Bonds (5.4%)
	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	1,200	1,224
	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	1,350	1,488
2	Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	221
	Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	3,400	3,704
	Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	678	688
	Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	1,700	1,828
	Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	1,225	1,356
	Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	366
	Gazprom OAO Via Gaz Capital SA	4.950%	3/23/27	200	205
	Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	650	665
	Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	725	978
	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	1,375	1,669
2	Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	100	121
	Gazprombank OJSC Via GPB Eurobond
	Finance plc	7.250%	5/3/19	200	209
	Gazprombank OJSC Via GPB Eurobond
	Finance plc	4.960%	9/5/19	1,100	1,128
	Rosneft Finance SA	7.250%	2/2/20	200	217
	Rosneft Oil Co. via Rosneft International
	Finance Ltd.	4.199%	3/6/22	1,727	1,741
2	Russian Federation	3.500%	1/16/19	300	304
	Russian Federation	3.500%	1/16/19	1,400	1,419
	Russian Federation	5.000%	4/29/20	2,200	2,326
	Russian Federation	4.500%	4/4/22	1,400	1,492
2	Russian Federation	4.875%	9/16/23	450	491
	Russian Federation	4.875%	9/16/23	5,400	5,876
2	Russian Federation	4.750%	5/27/26	3,000	3,168
	Russian Federation	4.750%	5/27/26	200	211
	Russian Federation	4.250%	6/23/27	200	204

30

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Russian Federation	12.750%	6/24/28	1,235	2,165
1 Russian Federation	7.500%	3/31/30	6,514	7,665
Russian Federation	5.625%	4/4/42	5,000	5,515
Russian Federation	5.250%	6/23/47	400	410
2 Russian Federation	5.250%	6/23/47	4,600	4,711
Russian Railways via RZD Capital plc	5.700%	4/5/22	1,550	1,683
Russian Railways via RZD Capital plc	4.375%	3/1/24	400	407
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	778
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	2,000	2,163
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	2,300	2,515
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	224	234
SCF Capital Designated Activity Co.	5.375%	6/16/23	400	415
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	1,000	1,011
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,350	1,461
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	1,225	1,329
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	217
Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	1,125	1,222
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	1,275	1,448
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	550	600
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	1,925	2,093
Total Russia (Cost $67,195)				71,341
Saudi Arabia (3.3%)
Sovereign Bonds (3.3%)
2 Kingdom of Saudi Arabia	2.375%	10/26/21	3,900	3,836
Kingdom of Saudi Arabia	2.375%	10/26/21	1,300	1,278
2 Kingdom of Saudi Arabia	2.875%	3/4/23	2,400	2,390
Kingdom of Saudi Arabia	2.875%	3/4/23	200	199
2 Kingdom of Saudi Arabia	3.250%	10/26/26	5,050	4,973
2 Kingdom of Saudi Arabia	3.625%	3/4/28	3,650	3,621
Kingdom of Saudi Arabia	3.625%	3/4/28	1,500	1,489
Kingdom of Saudi Arabia	4.500%	10/26/46	5,950	5,960
2 Kingdom of Saudi Arabia	4.625%	10/4/47	1,900	1,945
Kingdom of Saudi Arabia	4.625%	10/4/47	2,650	2,712
KSA Sukuk Ltd.	2.894%	4/20/22	1,100	1,101
2 KSA Sukuk Ltd.	2.894%	4/20/22	3,400	3,402
9 KSA Sukuk Ltd.	3.628%	4/20/27	4,300	4,363
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	656
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	1,050	1,069
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	700	722
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	676
Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,950	2,025
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	327
Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	500	545
Total Saudi Arabia (Cost $42,988)				43,289
Senegal (0.1%)
Sovereign Bonds (0.1%)
Republic of Senegal	8.750%	5/13/21	500	579
Republic of Senegal	6.250%	7/30/24	200	215
1 Republic of Senegal	6.250%	5/23/33	1,000	1,033
Total Senegal (Cost $1,762)				1,827

31

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Serbia, Republic Of (0.4%)
Sovereign Bonds (0.4%)
2	Republic of Serbia	5.875%	12/3/18	200	207
	Republic of Serbia	5.875%	12/3/18	1,300	1,344
	Republic of Serbia	4.875%	2/25/20	1,100	1,145
	Republic of Serbia	7.250%	9/28/21	1,950	2,242
Total Serbia, Republic Of (Cost $4,764)					4,938
South Africa (1.6%)
Sovereign Bonds (1.6%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	2,000	2,021
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	930	949
2	Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	205
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	300	307
	Republic of South Africa	6.875%	5/27/19	500	532
	Republic of South Africa	5.500%	3/9/20	3,175	3,358
	Republic of South Africa	5.875%	5/30/22	1,071	1,169
	Republic of South Africa	4.665%	1/17/24	1,700	1,723
	Republic of South Africa	5.875%	9/16/25	2,800	2,985
	Republic of South Africa	4.300%	10/12/28	2,750	2,540
	Republic of South Africa	6.250%	3/8/41	1,093	1,149
	Republic of South Africa	5.375%	7/24/44	600	565
	Republic of South Africa	5.000%	10/12/46	950	847
	Republic of South Africa	5.650%	9/27/47	1,500	1,440
2	Transnet SOC Ltd.	4.000%	7/26/22	1,025	995
	ZAR Sovereign Capital Fund Propriety Ltd.	3.903%	6/24/20	200	203
Total South Africa (Cost $21,276)					20,988
Sri Lanka (0.7%)
Sovereign Bonds (0.7%)
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	206
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	256
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	1,432	1,529
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,450	1,563
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	1,400	1,494
	Democratic Socialist Republic of Sri Lanka	6.125%	6/3/25	700	747
	Democratic Socialist Republic of Sri Lanka	6.850%	11/3/25	700	777
	Democratic Socialist Republic of Sri Lanka	6.825%	7/18/26	1,200	1,330
	Democratic Socialist Republic of Sri Lanka	6.200%	5/11/27	600	637
2	Democratic Socialist Republic of Sri Lanka	6.200%	5/11/27	1,050	1,115
Total Sri Lanka (Cost $9,042)					9,654
Supranational (0.2%)
Sovereign Bonds (0.2%)
	African Export-Import Bank	4.750%	7/29/19	400	412
	African Export-Import Bank	4.125%	6/20/24	750	757
2	Africa Finance Corp.	4.375%	4/29/20	750	775
2	Africa Finance Corp.	3.875%	4/13/24	500	506
	African Export-Import Bank	4.000%	5/24/21	900	921
Total Supranational (Cost $3,344)					3,371

32

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Thailand (0.1%)
Sovereign Bonds (0.1%)
1 Krung Thai Bank PCL	5.200%	12/26/24	650	674
PTT Public Co. Ltd.	3.375%	10/25/22	725	758
PTT Public Co. Ltd.	4.500%	10/25/42	400	408
Total Thailand (Cost $1,745)				1,840
Trinidad And Tobago (0.2%)
Sovereign Bonds (0.2%)
2 Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	700	743
2 Republic of Trinidad & Tobago	4.375%	1/16/24	400	405
Republic of Trinidad & Tobago	4.500%	8/4/26	1,300	1,315
Total Trinidad And Tobago (Cost $2,443)				2,463
Tunisia (0.1%)
Sovereign Bond (0.1%)
Banque Centrale de Tunisie SA	5.750%	1/30/25	1,500	1,488
Total Tunisia (Cost $1,442)				1,488
Turkey (4.6%)
Sovereign Bonds (4.6%)
Export Credit Bank of Turkey	5.875%	4/24/19	1,200	1,236
2 Export Credit Bank of Turkey	5.375%	2/8/21	500	512
2 Export Credit Bank of Turkey	5.000%	9/23/21	400	405
2 Export Credit Bank of Turkey	4.250%	9/18/22	500	485
Hazine Mustesarligi Varlik Kiralama AS	4.251%	6/8/21	1,250	1,262
Hazine Mustesarligi Varlik Kiralama AS	5.004%	4/6/23	500	509
2 Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	800	785
Republic of Turkey	7.000%	3/11/19	1,180	1,243
Republic of Turkey	7.500%	11/7/19	1,216	1,316
Republic of Turkey	7.000%	6/5/20	2,430	2,633
Republic of Turkey	5.625%	3/30/21	2,201	2,322
Republic of Turkey	5.125%	3/25/22	1,725	1,792
Republic of Turkey	6.250%	9/26/22	2,354	2,560
Republic of Turkey	3.250%	3/23/23	1,801	1,702
Republic of Turkey	5.750%	3/22/24	2,550	2,687
Republic of Turkey	7.375%	2/5/25	2,050	2,355
Republic of Turkey	4.250%	4/14/26	2,750	2,606
Republic of Turkey	4.875%	10/9/26	3,100	3,034
Republic of Turkey	6.000%	3/25/27	3,850	4,067
Republic of Turkey	8.000%	2/14/34	1,840	2,254
Republic of Turkey	6.875%	3/17/36	3,198	3,534
Republic of Turkey	6.750%	5/30/40	1,660	1,811
Republic of Turkey	6.000%	1/14/41	3,380	3,393
Republic of Turkey	4.875%	4/16/43	4,019	3,491
Republic of Turkey	6.625%	2/17/45	850	911
Republic of Turkey	5.750%	5/11/47	4,500	4,303
2 TC Ziraat Bankasi AS	4.250%	7/3/19	200	201
2 TC Ziraat Bankasi AS	4.750%	4/29/21	800	798
TC Ziraat Bankasi AS	5.125%	5/3/22	700	697
2 Turkiye Halk Bankasi AS	4.750%	6/4/19	250	248
Turkiye Halk Bankasi AS	4.750%	6/4/19	400	397
2 Turkiye Halk Bankasi AS	3.875%	2/5/20	200	192

33

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Turkiye Halk Bankasi AS	3.875%	2/5/20	600	578
	Turkiye Halk Bankasi AS	4.750%	2/11/21	700	679
2	Turkiye Halk Bankasi AS	5.000%	7/13/21	500	486
	Turkiye Halk Bankasi AS	5.000%	7/13/21	200	194
	Turkiye Vakiflar Bankasi TAO	5.000%	10/31/18	700	706
2	Turkiye Vakiflar Bankasi TAO	5.625%	5/30/22	500	499
	Turkiye Vakiflar Bankasi TAO	6.000%	11/1/22	200	197
1	Turkiye Vakiflar Bankasi TAO	6.875%	2/3/25	200	201
1	Turkiye Vakiflar Bankasi TAO	8.000%	11/1/27	1,000	1,027
Total Turkey (Cost $60,592)					60,308
Ukraine (1.3%)
Sovereign Bonds (1.3%)
1	Oschadbank Via SSB #1 plc	9.625%	3/20/25	1,000	1,078
2	Oschadbank Via SSB #1 plc	9.625%	3/20/25	200	216
	Ukraine	7.750%	9/1/19	1,300	1,368
	Ukraine	7.750%	9/1/20	600	639
2	Ukraine	7.750%	9/1/20	378	403
2	Ukraine	7.750%	9/1/21	907	968
	Ukraine	7.750%	9/1/22	900	962
	Ukraine	7.750%	9/1/23	1,900	2,016
	Ukraine	7.750%	9/1/24	1,750	1,836
	Ukraine	7.750%	9/1/25	250	260
	Ukraine	7.750%	9/1/26	2,000	2,063
	Ukraine	7.750%	9/1/27	800	825
[1,2]	Ukraine	7.375%	9/25/32	2,900	2,867
[1,2]	Ukraine Railways via Shortline plc	9.875%	9/15/21	200	213
1	Ukreximbank Via Biz Finance plc	9.625%	4/27/22	600	647
[1,2]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	200	218
1	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	700	763
Total Ukraine (Cost $15,838)					17,342
United Arab Emirates (4.7%)
Sovereign Bonds (4.7%)
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	293
	Abu Dhabi National Energy Co. PJSC	3.625%	6/22/21	1,450	1,477
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	221
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	2,500	2,530
	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	200	202
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	650	658
2	Abu Dhabi National Energy Co. PJSC	4.375%	6/22/26	1,000	1,031
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	1,075	1,352
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	1,000	1,006
	ADCB Finance Cayman Ltd.	2.625%	3/10/20	1,800	1,796
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	447
2	DAE Funding LLC	4.000%	8/1/20	500	508
2	DAE Funding LLC	4.500%	8/1/22	800	810
2	DAE Funding LLC	5.000%	8/1/24	1,000	1,021
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	450	464
2	Dolphin Energy Ltd.	5.500%	12/15/21	820	896
	DP World Crescent Ltd.	3.908%	5/31/23	1,000	1,024
	DP World Ltd.	3.250%	5/18/20	1,250	1,268
2	DP World Ltd.	6.850%	7/2/37	1,240	1,536
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	228

34

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
2	Dubai Electricity & Water Authority	7.375%	10/21/20	1,975	2,239
2	Emirate of Abu Dhabi	6.750%	4/8/19	983	1,050
	Emirate of Abu Dhabi	2.125%	5/3/21	2,065	2,047
2	Emirate of Abu Dhabi	2.500%	10/11/22	500	497
2	Emirate of Abu Dhabi	3.125%	5/3/26	1,400	1,401
	Emirate of Abu Dhabi	3.125%	5/3/26	2,107	2,108
2	Emirate of Abu Dhabi	3.125%	10/11/27	4,250	4,195
2	Emirate of Abu Dhabi	4.125%	10/11/47	3,250	3,225
	Emirate of Dubai	7.750%	10/5/20	1,200	1,372
	Emirate of Dubai	3.875%	1/30/23	1,100	1,126
	Emirate of Dubai	5.250%	1/30/43	200	205
[1,2]	Emirates Airline	4.500%	2/6/25	971	993
	Emirates NBD PJSC	3.250%	11/19/19	735	742
1	Emirates NBD PJSC	4.875%	3/28/23	950	955
	Emirates Telecommunications Group
	Co. PJSC	2.375%	6/18/19	800	803
	Emirates Telecommunications Group
	Co. PJSC	3.500%	6/18/24	500	512
	First Abu Dhabi Bank PJSC	3.000%	8/13/19	1,300	1,315
	First Abu Dhabi Bank PJSC	2.250%	2/11/20	1,475	1,463
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	252
	ICD Sukuk Co. Ltd.	5.000%	2/1/27	1,100	1,150
	IPIC GMTN Ltd.	5.000%	11/15/20	250	269
2	IPIC GMTN Ltd.	5.000%	11/15/20	1,400	1,503
2	IPIC GMTN Ltd.	5.500%	3/1/22	1,710	1,896
2	IPIC GMTN Ltd.	6.875%	11/1/41	800	1,102
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	429
2	MDC-GMTN BV	7.625%	5/6/19	500	542
2	MDC-GMTN BV	5.500%	4/20/21	450	493
2	MDC-GMTN BV	3.250%	4/28/22	200	203
	MDC-GMTN BV	3.250%	4/28/22	500	509
	MDC-GMTN BV	2.750%	5/11/23	250	246
	MDC-GMTN BV	3.000%	4/19/24	1,600	1,581
1	Medjool Ltd.	3.875%	3/19/23	208	209
	Noor Sukuk Co. Ltd.	2.788%	4/28/20	350	347
2	NOVA Chemicals Corp.	5.250%	8/1/23	900	929
2	NOVA Chemicals Corp.	4.875%	6/1/24	1,000	1,020
2	NOVA Chemicals Corp.	5.250%	6/1/27	1,400	1,432
	RAK Capital	3.094%	3/31/25	700	688
	RAKFunding Cayman Ltd.	3.250%	6/24/19	950	959
1	Ruwais Power Co. PJSC	6.000%	8/31/36	600	704
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	413
[1,2]	Waha Aerospace BV	3.925%	7/28/20	444	453
Total United Arab Emirates (Cost $61,811)					62,345
Uruguay (0.9%)
Sovereign Bonds (0.9%)
1	Oriental Republic of Uruguay	8.000%	11/18/22	598	728
1	Oriental Republic of Uruguay	4.500%	8/14/24	1,589	1,744
1	Oriental Republic of Uruguay	4.375%	10/27/27	2,130	2,298
	Oriental Republic of Uruguay	7.875%	1/15/33	546	775
1	Oriental Republic of Uruguay	7.625%	3/21/36	1,226	1,726
1	Oriental Republic of Uruguay	4.125%	11/20/45	850	832
1	Oriental Republic of Uruguay	5.100%	6/18/50	3,525	3,772
Total Uruguay (Cost $10,915)					11,875

35

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Venezuela (1.7%)
Sovereign Bonds (1.7%)
	Bolivarian Republic of Venezuela	7.000%	12/1/18	1,035	634
	Bolivarian Republic of Venezuela	7.750%	10/13/19	2,656	1,234
	Bolivarian Republic of Venezuela	6.000%	12/9/20	956	368
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	3,355	1,468
	Bolivarian Republic of Venezuela	9.000%	5/7/23	2,032	685
	Bolivarian Republic of Venezuela	8.250%	10/13/24	2,829	960
	Bolivarian Republic of Venezuela	7.650%	4/21/25	2,000	658
	Bolivarian Republic of Venezuela	11.750%	10/21/26	2,227	894
	Bolivarian Republic of Venezuela	9.250%	9/15/27	3,226	1,186
	Bolivarian Republic of Venezuela	9.250%	5/7/28	640	213
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	4,429	1,786
	Bolivarian Republic of Venezuela	9.375%	1/13/34	1,900	660
	Bolivarian Republic of Venezuela	7.000%	3/31/38	1,375	444
2	Citgo Holding Inc.	10.750%	2/15/20	1,400	1,510
2	CITGO Petroleum Corp.	6.250%	8/15/22	535	550
	CITGO Petroleum Corp.	6.250%	8/15/22	100	103
1	Petroleos de Venezuela SA	8.500%	10/27/20	3,400	2,805
1	Petroleos de Venezuela SA	9.000%	11/17/21	2,508	1,100
1	Petroleos de Venezuela SA	12.750%	2/17/22	555	251
1	Petroleos de Venezuela SA	6.000%	5/16/24	5,535	1,560
1	Petroleos de Venezuela SA	6.000%	11/15/26	5,316	1,459
	Petroleos de Venezuela SA	5.375%	4/12/27	3,860	1,115
1	Petroleos de Venezuela SA	9.750%	5/17/35	2,563	918
	Petroleos de Venezuela SA	5.500%	4/12/37	1,410	405
Total Venezuela (Cost $28,725)					22,966
Vietnam (0.1%)
Sovereign Bonds (0.1%)
	Socialist Republic of Vietnam	6.750%	1/29/20	409	446
	Socialist Republic of Vietnam	4.800%	11/19/24	1,075	1,151
Total Vietnam (Cost $1,526)					1,597
Zambia (0.3%)
Sovereign Bonds (0.3%)
	Republic of Zambia	5.375%	9/20/22	725	692
2	Republic of Zambia	8.500%	4/14/24	450	479
	Republic of Zambia	8.500%	4/14/24	1,000	1,067
1	Republic of Zambia	8.970%	7/30/27	1,100	1,195
Total Zambia (Cost $3,123)					3,433

				Shares
Temporary Cash Investments (0.4%)
10	Vanguard Market Liquidity Fund	1.246%		51,471	5,148
Total Temporary Cash Investments (Cost $5,148)					5,148
Total Investments (99.1%) (Cost $1,273,115)					1,311,078

36

Emerging Markets Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard	83
Receivables for Investment Securities Sold	10,566
Receivables for Accrued Income	16,184
Receivables for Capital Shares Issued	263
Total Other Assets	27,096
Liabilities
Payables for Investment Securities Purchased	(14,312)
Payables for Capital Shares Redeemed	(216)
Payables for Distributions	(193)
Payables to Vanguard	(434)
Variation Margin Payable-Futures Contracts	—
Other Liabilities	(275)
Total Liabilities	(15,430)
Net Assets (100%)	1,322,744

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,283,344
Undistributed Net Investment Income	3,871
Accumulated Net Realized Losses	(2,434)
Unrealized Appreciation (Depreciation)
Investment Securities	37,963
Futures Contracts	—
Net Assets	1,322,744

Investor Shares—Net Assets
Applicable to 1,268,424 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,836
Net Asset Value Per Share—Investor Shares	$10.12

ETF Shares—Net Assets
Applicable to 12,413,942 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,002,231
Net Asset Value Per Share—ETF Shares	$80.73

Admiral Shares—Net Assets
Applicable to 14,205,431 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	287,545
Net Asset Value Per Share—Admiral Shares	$20.24

37

Emerging Markets Government Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 619,961 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,132
Net Asset Value Per Share—Institutional Shares	$32.47

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $205,769,000, representing 15.6% of net assets.
3 Guaranteed by the Republic of Azerbaijan.
4 Adjustable-rate security based upon 3-month USD LIBOR plus spread.
5 Guaranteed by the Republic of Hungary.
6 Guaranteed by the Republic of Indonesia.
7 Guaranteed by the Government of Mongolia.
8 Guaranteed by the Republic of the Philippines.
9 Guaranteed by the Kingdom of Saudi Arabia.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
30-Year U.S. Treasury Bond	December 2017	4	610	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Emerging Markets Government Bond Index Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Interest[1]	61,183
Total Income	61,183
Expenses
The Vanguard Group—Note B
Investment Advisory Services	41
Management and Administrative—Investor Shares	55
Management and Administrative—ETF Shares	2,795
Management and Administrative—Admiral Shares	672
Management and Administrative—Institutional Shares	54
Marketing and Distribution—Investor Shares	3
Marketing and Distribution—ETF Shares	66
Marketing and Distribution—Admiral Shares	21
Marketing and Distribution—Institutional Shares	1
Custodian Fees	69
Auditing Fees	52
Shareholders’ Reports and Proxy—Investor Shares	5
Shareholders’ Reports and Proxy—ETF Shares	89
Shareholders’ Reports and Proxy—Admiral Shares	14
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	3,938
Net Investment Income	57,245
Realized Net Gain (Loss)
Investment Securities Sold[1]	6,837
Futures Contracts	(42)
Realized Net Gain (Loss)	6,795
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	4,599
Futures Contracts	—
Change in Unrealized Appreciation (Depreciation)	4,599
Net Increase (Decrease) in Net Assets Resulting from Operations	68,639

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $67,000, $1,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	57,245	41,754
Realized Net Gain (Loss)	6,795	(1,858)
Change in Unrealized Appreciation (Depreciation)	4,599	47,756
Net Increase (Decrease) in Net Assets Resulting from Operations	68,639	87,652
Distributions
Net Investment Income
Investor Shares	(597)	(465)
ETF Shares	(44,292)	(31,046)
Admiral Shares	(10,905)	(7,488)
Institutional Shares	(933)	(845)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(56,727)	(39,844)
Capital Share Transactions
Investor Shares	890	2,244
ETF Shares	118,819	335,485
Admiral Shares	94,634	51,874
Institutional Shares	(1,051)	9,579
Net Increase (Decrease) from Capital Share Transactions	213,292	399,182
Total Increase (Decrease)	225,204	446,990
Net Assets
Beginning of Period	1,097,540	650,550
End of Period[1]	1,322,744	1,097,540

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,871,000 and $3,353,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
					May 14,
					2013[1] to
For a Share Outstanding			Year Ended October 31,		Oct. 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.04	$9.50	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	. 450 [2]	.454	.427	.417	.149
Net Realized and Unrealized Gain (Loss)
on Investments [3]	. 082	. 533	(. 447)	. 213	(. 261)
Total from Investment Operations	. 532	. 987	(. 020)	. 630	(.112)
Distributions
Dividends from Net Investment Income	(. 452)	(. 447)	(. 430)	(. 420)	(.148)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 452)	(. 447)	(. 430)	(. 420)	(.148)
Net Asset Value, End of Period	$10.12	$10.04	$9.50	$9.95	$9.74
Total Return[4]	5.46%	10.65%	-0.16%	6.62%	-1.38%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$12	$9	$7	$4
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%[5]
Ratio of Net Investment Income to
Average Net Assets	4.50%	4.72%	4.52%	4.35%	3.81%[5]
Portfolio Turnover Rate [6]	19%	24%	20%	27%	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.01, $.01, $.01, $.00, and $.03.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
					May 31,
					2013[1] to
For a Share Outstanding			Year Ended October 31,		Oct. 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.11	$75.81	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	3.713 [2]	3.753	3.516	3.429	1.217
Net Realized and Unrealized Gain (Loss)
on Investments [3]	.589	4.228	(3.556)	1.700	(2.086)
Total from Investment Operations	4.302	7.981	(.040)	5.129	(.869)
Distributions
Dividends from Net Investment Income	(3.682)	(3.681)	(3.550)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.682)	(3.681)	(3.550)	(3.439)	(.941)
Net Asset Value, End of Period	$80.73	$80.11	$75.81	$79.40	$77.71
Total Return	5.56%	10.84%	-0.01%	6.79%	-1.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,002	$874	$501	$222	$85
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%	0.34%	0.34%	0.35%[4]
Ratio of Net Investment Income to
Average Net Assets	4.67%	4.89%	4.67%	4.50%	3.95%[4]
Portfolio Turnover Rate [5]	19%	24%	20%	27%	38%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.07, $.04, $.06, $.01, and $.30.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
					May 14,
					2013[1] to
For a Share Outstanding			Year Ended October 31,		Oct. 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.09	$19.00	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 934 [2]	.941	.885	.863	. 309
Net Realized and Unrealized Gain (Loss)
on Investments [3]	.150	1.076	(. 894)	. 427	(. 522)
Total from Investment Operations	1.084	2.017	(.009)	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 934)	(. 927)	(. 891)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 934)	(. 927)	(. 891)	(. 870)	(. 307)
Net Asset Value, End of Period	$20.24	$20.09	$19.00	$19.90	$19.48
Total Return[4]	5.57%	10.89%	0%	6.78%	-1.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$288	$191	$131	$118	$55
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%	0.33%	0.34%	0.34%[5]
Ratio of Net Investment Income to
Average Net Assets	4.67%	4.89%	4.68%	4.50%	3.96%[5]
Portfolio Turnover Rate [6]	19%	24%	20%	27%	38%

1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments. Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.02, $.01, $.02, $.00, and $.06.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
			Feb. 11,	Nov. 25,
	Year Ended		2015[1] to	2014[1] to
For a Share Outstanding		October 31,	Oct. 31,	Dec. 18,
Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.24	$30.50	$30.72	$31.53
Investment Operations
Net Investment Income	1.508 [2]	1.521	1.019	.108
Net Realized and Unrealized Gain (Loss)
on Investments [3]	.238	1.715	(.159)	(1.240)
Total from Investment Operations	1.746	3.236	.860	(1.132)
Distributions
Dividends from Net Investment Income	(1.516)	(1.496)	(1.080)	(.108)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.516)	(1.496)	(1.080)	(.108)
Net Asset Value, End of Period	$32.47	$32.24	$30.50	$30.29
Total Return[4]	5.59%	10.89%	2.82%	-3.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20	$21	$10	$0
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	4.70%	4.92%	4.75%	4.72%
Portfolio Turnover Rate [5]	19%	24%	20%[6]	20%[6]

1 The class commenced operations on November 25, 2014. On December 18, 2014, all outstanding shares were redeemed and the Net Asset Value represents the per share amount at which such shares were redeemed. On February 11, 2015, the class recommenced operations. The expense ratio and net income ratio for the periods shown have been annualized.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $.03 for 2017, $.02 for 2016, and $.04 in aggregate for periods prior to November 1, 2015.
4 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
6 Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

45

Emerging Markets Government Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $83,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

46

Emerging Markets Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	2,386	—
Sovereign Bonds	—	1,303,544	—
Temporary Cash Investments	5,148	—	—
Futures Contracts—Liabilities[1]	—	—	—
Total	5,148	1,305,930	—
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2017, the fund realized $4,361,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $4,280,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $2,513,000 to offset taxable capital gains realized during the year ended October 31, 2017. The fund had available capital losses totaling $2,355,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2017, the cost of investment securities for tax purposes was $1,273,193,000. Net unrealized appreciation of investment securities for tax purposes was $37,885,000, consisting of unrealized gains of $48,524,000 on securities that had risen in value since their purchase and $10,639,000 in unrealized losses on securities that had fallen in value since their purchase.

47

Emerging Markets Government Bond Index Fund

E. During the year ended October 31, 2017, the fund purchased $503,730,000 of investment securities and sold $298,511,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,625,000 and $10,619,000, respectively. Total purchases and sales include $197,799,000 and $80,452,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2017, such purchases and sales were $16,552,000 and $36,244,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	8,929	892	5,566	565
Issued in Lieu of Cash Distributions	502	50	392	40
Redeemed	(8,541)	(850)	(3,714)	(379)
Net Increase (Decrease)—Investor Shares	890	92	2,244	226
ETF Shares
Issued[1]	206,684	2,608	357,502	4,601
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(87,865)	(1,100)	(22,017)	(300)
Net Increase (Decrease)—ETF Shares	118,819	1,508	335,485	4,301
Admiral Shares
Issued[1]	130,192	6,486	77,994	3,984
Issued in Lieu of Cash Distributions	9,143	457	6,294	323
Redeemed	(44,701)	(2,245)	(32,414)	(1,673)
Net Increase (Decrease)—Admiral Shares	94,634	4,698	51,874	2,634
Institutional Shares
Issued[1]	—	—	8,772	295
Issued in Lieu of Cash Distributions	949	29	845	27
Redeemed	(2,000)	(64)	(38)	(1)
Net Increase (Decrease)—Institutional Shares	(1,051)	(35)	9,579	321

1 Includes purchase fees for fiscal 2017 and 2016 of $1,024,000 and $620,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Emerging Markets Government Bond Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Government Bond Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

50

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,029.92	$2.46
ETF Shares	1,000.00	1,031.06	1.59
Admiral Shares	1,000.00	1,031.19	1.64
Institutional Shares	1,000.00	1,031.11	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.79	$2.45
ETF Shares	1,000.00	1,023.64	1.58
Admiral Shares	1,000.00	1,023.59	1.63
Institutional Shares	1,000.00	1,023.69	1.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares, 0.31% for ETF Shares, 0.32% for Admiral Shares, and 0.30% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

51

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

52

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

53

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services
Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays
USD Emerging Markets Government RIC Capped Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Emerging Markets Government Bond Index Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Emerging Markets Government Bond Index Fund. The Index is
licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Emerging Markets Government Bond Index
Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which
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Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with
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54

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55

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11200 122017

Annual Report | October 31, 2017

Vanguard Global Minimum Volatility Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Global Minimum Volatility Fund returned about 17% for the 12 months ended October 31, 2017, trailing its benchmark, the FTSE Global All Cap Index (USD Hedged), by about 6 percentage points.

• The fund’s objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. Over the fiscal year, the fund produced lower daily volatility but also a lower risk-adjusted return than its benchmark. (We calculate daily volatility and risk-adjusted return using standard deviation, as we discuss in the Advisor’s Report.)

• Fund performance lagged in part because of an overall investment environment characterized by high returns and low volatility. Our underweight allocation to energy, one of the fund’s most volatile benchmark sectors, aided performance, as these stocks tended to lag the market over the 12 months.

• From the fund’s December 12, 2013, inception through October 31, 2017, it outperformed the benchmark in average annual return and produced lower volatility.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	16.93%
Admiral™ Shares	16.99
FTSE Global All Cap Index (USD Hedged)	23.01
Global Funds Average	22.26
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements

Total Returns: Inception Through October 31, 2017
Average
Annual Return
Global Minimum Volatility Fund Investor Shares (Returns since inception: 12/12/2013)	11.61%
FTSE Global All Cap Index (USD Hedged)	10.69
Global Funds Average	7.23
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.25%	0.17%	1.24%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Advisor’s Report

For the 12 months ended October 31, 2017, Vanguard Global Minimum Volatility Fund returned 16.93% for Investor Shares and 16.99% for Admiral Shares, with an annualized daily volatility of 5.96%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 23.01%, with an annualized daily volatility of 6.18%. (To get the annualized daily volatility, we calculate the standard deviation of daily returns and multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s daily volatility averaged about 3.6% less than that of its benchmark.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to the volatility level of its benchmark.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets like the one we experienced over the 12 months. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. We view 12 months to be a relatively short time, but for the annual period, the risk-adjusted return was about 2.84, compared with 3.74 for the benchmark. Over a longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 1.32, compared with 1.03 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yields, size, volatility, and liquidity. In addition, our portfolio construction process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs, while not relying solely on volatility estimates.

6

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,700 stocks in the FTSE index, we construct a portfolio of about 400–450 stocks.

The investment environment

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market. Stock valuations also climbed as investors embraced risk. U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing its federal funds target rate to 1%–1.25% with increases in March and June.

At its September meeting, the Fed announced it would begin unwinding its $4.5 trillion portfolio of government securities in October. While keeping interest rates unchanged in November, the Fed reinforced the market’s view that a December increase was likely, and it reiterated that rates would probably rise at a gradual pace given the economy’s resilience.

Overseas, major central banks kept their monetary policies accommodative. Political uncertainty eased somewhat as voters in the Netherlands and France turned back nationalist candidates who were focused on dismantling the European Union. Stocks rose across Europe and Asia.

The fund’s successes and shortfalls

We have cautioned that during periods of low volatility, expectations for the size of the portfolio’s volatility discount relative to the market should be tempered. During the 12 months, we saw quite low volatility levels for the fund’s benchmark.

It is important to recognize that there will be periods such as this; however, we maintain confidence in our process to deliver lower volatility over the long term. Even with this challenging environment,

7

the fund met its objective of lower volatility than the broader equity market, as measured by daily volatility for the annual period. And we have achieved this goal since the fund’s inception.

In addition, the benefits of our strategy become even clearer when you seek to remove some of the noise caused by short-term reversals in daily returns, which can increase volatility levels, and focus on a longer return horizon such as monthly returns. For example, since inception, the fund has delivered about a 31% reduction in the annualized volatility of monthly returns relative to its benchmark.

Despite a challenging environment over the 12 months, our strategy of holding stocks that have lower correlations with one another provided diversification benefits. On average, we were overweighted in less volatile sectors, such as consumer staples, telecommunication services, and utilities, and underweighted in two of the benchmark’s more volatile industry groups, energy and financials. Our decision to underweight energy, the fund’s most volatile sector, aided performance as these stocks tended to lag the overall market.

As for regional allocations, our overweight allocation to North America and selection in the Pacific region helped lower volatility, while our positions in emerging markets modestly increased volatility for the fund compared with its benchmark.

We expect our approach to portfolio construction to pay off in reduced volatility over the long run. With this in mind, we find that focusing on the long-term risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to serving our investors in the future.

Portfolio Managers:

Anatoly Shtekhman, CFA

Fei Xu, CFA

Vanguard Quantitative Equity Group

November 14, 2017

8

Global Minimum Volatility Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.25%	0.17%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	404	7,781
Median Market Cap	$11.5B	$41.6B
Price/Earnings Ratio	21.8x	18.9x
Price/Book Ratio	2.6x	2.2x
Return on Equity	13.7%	13.3%
Earnings Growth
Rate	6.9%	8.5%
Dividend Yield	2.5%	2.2%
Turnover Rate	37%	—
Short-Term Reserves	0.0%	—

Sector Diversification (% of equity exposure)

		FTSE Global
		All Cap Index
		(USD
	Fund	Hedged)
Consumer Discretionary	8.6%	12.0%
Consumer Staples	13.0	8.2
Energy	2.0	6.0
Financials	13.6	18.2
Health Care	14.3	10.6
Industrials	10.6	11.8
Information Technology	13.3	17.5
Materials	5.0	5.9
Real Estate	5.4	3.9
Telecommunication Services	6.8	2.7
Utilities	7.4	3.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
FTSE Global
All Cap Index
(USD Hedged)
R-Squared	0.66
Beta	0.53
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)

Starwood Property Trust
Inc.	Mortgage REITs	1.5%
HDFC Bank Ltd.	Diversified Banks	1.4
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.4
Johnson & Johnson	Pharmaceuticals	1.4
Waste Management Inc. Environmental &
	Facilities Services	1.3
Amdocs Ltd.	IT Consulting &
	Other Services	1.3
Dollarama Inc.	General Merchandise
	Stores	1.3
RenaissanceRe Holdings
Ltd.	Reinsurance	1.2
Expeditors International	Air Freight &
of Washington Inc.	Logistics	1.2
Fidelity National	Data Processing &
Information Services Inc. Outsourced Services		1.1
Top Ten		13.1%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

9

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)

		FTSE Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	5.6%	6.0%
Switzerland	4.7	2.6
Germany	2.5	3.1
Sweden	1.3	1.1
Other	1.3	8.3
Subtotal	15.4%	21.1%
Pacific
Japan	6.8%	8.3%
Australia	4.7	2.3
South Korea	3.1	1.8
Hong Kong	2.6	1.2
Other	1.1	0.5
Subtotal	18.3%	14.1%
Emerging Markets
India	2.1%	1.2%
Brazil	1.6	0.8
Taiwan	1.5	1.6
China	1.3	2.7
Other	1.9	3.0
Subtotal	8.4%	9.3%
North America
United States	51.5%	52.0%
Canada	6.1	3.2
Subtotal	57.6%	55.2%
Middle East	0.3%	0.3%

10

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 12, 2013, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility Fund Investor
Shares	16.93%	11.61%	$15,322
FTSE Global All Cap Index (USD
Hedged)	23.01	10.69	14,839
Global Funds Average	22.26	7.23	13,113

Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $50,000
	Year	(12/12/2013)	Investment
Global Minimum Volatility Fund Admiral
Shares	16.99%	11.70%	$76,860
FTSE Global All Cap Index (USD Hedged)	23.01	10.69	74,194

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Global Minimum Volatility Fund

Fiscal-Year Total Returns (%): December 12, 2013, Through October 31, 2017

Global Minimum Volatility Fund Investor Shares
FTSE Global All Cap Index (USD Hedged)

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	11.96%	11.32%
Admiral Shares	12/12/2013	11.99	11.40

12

Global Minimum Volatility Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.4%)[1]
Australia (4.6%)
AGL Energy Ltd.	983,833	19,048
Wesfarmers Ltd.	367,202	11,762
Cochlear Ltd.	70,913	9,552
Stockland	2,204,185	7,640
Sonic Healthcare Ltd.	411,694	6,876
Transurban Group	728,039	6,768
ASX Ltd.	141,615	5,859
Woolworths Ltd.	273,950	5,431
Caltex Australia Ltd.	206,011	5,409
BHP Billiton Ltd.	148,262	3,053
^ JB Hi-Fi Ltd.	150,037	2,634
Woodside Petroleum Ltd.	101,948	2,403
Amcor Ltd.	176,247	2,139
AMP Ltd.	553,612	2,110
GPT Group	514,397	2,009
Coca-Cola Amatil Ltd.	195,045	1,218
Challenger Ltd.	115,999	1,183
Treasury Wine Estates
Ltd.	98,390	1,181
Computershare Ltd.	97,458	1,165
Crown Resorts Ltd.	120,123	1,068
BWP Trust	383,701	908
Goodman Group	119,454	766
Aristocrat Leisure Ltd.	39,167	708
Ramsay Health Care Ltd.	12,064	619
Charter Hall Retail REIT	191,055	594
IOOF Holdings Ltd.	62,914	519
		102,622
Austria (0.1%)
voestalpine AG	31,541	1,734

Belgium (0.4%)
Colruyt SA	126,301	6,460
Elia System Operator
SA/NV	23,212	1,346
Sofina SA	6,290	946

			Market
			Value•
		Shares	($000)
	Cofinimmo SA	5,474	694
	Ackermans & van
	Haaren NV	2,298	394
			9,840
Brazil (1.6%)
	Telefonica Brasil SA
	ADR	966,926	14,891
	Ambev SA ADR	1,870,822	11,842
	Ultrapar Participacoes
	SA ADR	283,674	6,777
	TIM Participacoes
	SA ADR	117,950	2,175
			35,685
Canada (6.1%)
^	Dollarama Inc.	253,752	28,247
	Emera Inc.	608,272	22,914
	BCE Inc.	464,284	21,438
	TELUS Corp.	519,828	18,825
	Shaw Communications
	Inc. Class B	454,952	10,389
^	Canadian Tire Corp. Ltd.
	Class A	81,280	9,973
	Intact Financial Corp.	95,668	7,820
	Pembina Pipeline Corp.	108,535	3,588
	Bank of Montreal	44,878	3,438
	National Bank of Canada	60,737	2,948
	TransCanada Corp.	30,225	1,435
	Fortis Inc.	34,129	1,257
	Metro Inc.	38,536	1,213
^	Cineplex Inc.	32,635	987
2	Hydro One Ltd.	53,573	947
*	CGI Group Inc. Class A	15,863	843
	Power Corp. of Canada	17,850	458
			136,720
Chile (0.2%)
	Sociedad Quimica y
	Minera de Chile SA ADR	33,815	2,020
	Enel Americas SA ADR	157,624	1,671

13

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Cia Cervecerias Unidas
SA ADR	30,786	877
Banco Santander Chile
ADR	20,561	643
		5,211
China (1.3%)
China Mobile Ltd. ADR	443,347	22,367
* SINA Corp.	61,377	6,607
* Weibo Corp. ADR	6,137	569
		29,543
Denmark (0.0%)
* William Demant Holding
A/S	30,782	889

Finland (0.0%)
Orion Oyj Class B	11,087	455

France (0.1%)
Thales SA	10,911	1,137

Germany (2.4%)
Deutsche Post AG	356,181	16,328
Wirecard AG	143,070	14,214
Merck KGaA	50,401	5,408
MTU Aero Engines AG	27,951	4,730
Fielmann AG	39,184	3,443
Henkel AG & Co. KGaA
Preference Shares	24,216	3,400
Beiersdorf AG	13,977	1,572
RHOEN-KLINIKUM AG	44,814	1,565
adidas AG	5,021	1,118
Rheinmetall AG	6,494	771
Aurubis AG	8,146	668
Axel Springer SE	8,828	594
Freenet AG	16,718	560
		54,371
Hong Kong (2.6%)
CLP Holdings Ltd.	2,269,350	23,097
Power Assets Holdings
Ltd.	1,206,000	10,455
Hang Seng Bank Ltd.	424,500	10,062
Yuexiu REIT	5,326,000	3,359
China Mengniu Dairy
Co. Ltd.	1,183,000	3,278
Want Want China
Holdings Ltd.	3,487,000	2,855
Chow Tai Fook
Jewellery Group Ltd.	1,969,600	2,059
CK Infrastructure
Holdings Ltd.	217,500	1,894
MTR Corp. Ltd.	104,500	606
		57,665

		Market
		Value•
	Shares	($000)
India (2.1%)
HDFC Bank Ltd. ADR	349,409	32,250
Infosys Ltd. ADR	566,638	8,415
Dr Reddy’s Laboratories
Ltd. ADR	160,635	5,842
2 Reliance Industries Ltd.
GDR	26,708	767
ICICI Bank Ltd. ADR	68,302	625
		47,899
Indonesia (0.4%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	286,923	8,619

Israel (0.3%)
Bank Hapoalim BM	679,226	4,809
Paz Oil Co. Ltd.	5,690	929
		5,738
Italy (0.0%)
Recordati SPA	23,219	1,079

Japan (6.7%)
Daiichi Sankyo Co. Ltd.	553,600	12,715
Takeda Pharmaceutical
Co. Ltd.	205,600	11,593
Canon Inc.	286,700	10,770
Mitsubishi Tanabe
Pharma Corp.	477,100	10,501
Eisai Co. Ltd.	156,900	8,733
Otsuka Holdings Co. Ltd.	208,000	8,689
Japan Tobacco Inc.	251,500	8,325
Sawai Pharmaceutical
Co. Ltd.	136,000	7,714
Kagome Co. Ltd.	230,700	7,683
Hitachi Kokusai Electric
Inc.	176,300	4,884
Yamada Denki Co. Ltd.	843,400	4,486
Chugai Pharmaceutical
Co. Ltd.	92,300	4,401
Toho Co. Ltd.	107,900	3,575
Toyo Suisan Kaisha Ltd.	86,800	3,339
Skylark Co. Ltd.	209,500	3,134
Taisho Pharmaceutical
Holdings Co. Ltd.	37,700	2,871
Nitori Holdings Co. Ltd.	19,100	2,776
Sumitomo Dainippon
Pharma Co. Ltd.	185,900	2,653
ABC-Mart Inc.	46,700	2,356
Unicharm Corp.	93,400	2,125
K’s Holdings Corp.	90,200	2,070
MOS Food Services Inc.	60,500	1,850
COMSYS Holdings Corp.	72,500	1,836
NEC Corp.	65,000	1,784
NH Foods Ltd.	58,000	1,668

14

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Shimamura Co. Ltd.	12,700	1,415
Pigeon Corp.	37,600	1,334
Sankyo Co. Ltd.	40,300	1,301
Takashimaya Co. Ltd.	137,000	1,261
Rohto Pharmaceutical
Co. Ltd.	51,000	1,177
Nissin Foods Holdings
Co. Ltd.	17,800	1,121
Tsumura & Co.	27,900	1,037
Hisamitsu Pharmaceutical
Co. Inc.	17,100	941
Nisshin Seifun Group Inc.	49,400	868
Kamigumi Co. Ltd.	36,000	862
Ryohin Keikaku Co. Ltd.	2,600	767
Kura Corp.	15,800	707
Nichirei Corp.	26,800	690
Studio Alice Co. Ltd.	28,500	659
Hitachi Metals Ltd.	50,100	649
Earth Chemical Co. Ltd.	13,200	620
UACJ Corp.	20,900	616
Benesse Holdings Inc.	17,500	593
Bic Camera Inc.	45,200	557
		149,706
Mexico (0.7%)
Fomento Economico
Mexicano SAB de CV
ADR	151,059	13,255
Grupo Televisa SAB ADR	92,350	2,022
		15,277
New Zealand (0.2%)
Spark New Zealand Ltd.	1,236,367	3,115
* a2 Milk Co. Ltd.	173,690	1,031
		4,146
Norway (0.5%)
Orkla ASA	925,762	9,068
^ Telenor ASA	53,574	1,138
		10,206
Russia (0.6%)
MMC Norilsk Nickel
PJSC ADR	333,583	6,139
Novatek PJSC GDR	50,176	5,727
Novolipetsk Steel PJSC
GDR	74,135	1,709
Severstal PJSC GDR	36,969	564
		14,139
Singapore (0.9%)
Oversea-Chinese
Banking Corp. Ltd.	1,241,848	10,846
United Overseas Bank
Ltd.	306,300	5,533
Singapore Airlines Ltd.	211,800	1,596

		Market
		Value•
	Shares	($000)
Singapore
Telecommunications
Ltd.	369,400	1,017
Singapore Exchange Ltd.	121,900	686
		19,678
South Korea (3.1%)
Korea Zinc Co. Ltd.	34,802	15,919
KT Corp.	510,114	13,388
SK Telecom Co. Ltd.	29,049	6,858
S-Oil Corp.	43,154	4,961
KT&G Corp.	45,107	4,271
POSCO	12,301	3,586
Woori Bank	238,188	3,486
GS Holdings Corp.	51,116	3,027
SK Innovation Co. Ltd.	11,966	2,195
* Maeil Dairies Co. Ltd.	33,866	2,121
Samsung Fire & Marine
Insurance Co. Ltd.	8,447	2,061
Samsung Electronics Co.
Ltd. Preference Shares	975	1,953
Kangwon Land Inc.	42,410	1,300
* Orion Corp.	12,139	1,151
Yuhan Corp.	5,601	1,021
Macquarie Korea
Infrastructure Fund	106,880	813
Hyundai Department
Store Co. Ltd.	6,499	531
Lotte Chilsung Beverage
Co. Ltd.	260	321
Lotte Confectionery
Co. Ltd.	3,308	220
		69,183
Spain (0.0%)
Viscofan SA	9,941	602
Ebro Foods SA	17,809	428
		1,030
Sweden (1.3%)
Swedish Match AB	418,420	15,762
* Essity AB Class B	174,354	5,211
Tele2 AB	225,278	2,866
ICA Gruppen AB	61,545	2,270
Telia Co. AB	450,547	2,085
		28,194
Switzerland (4.7%)
Swisscom AG	49,515	25,016
Sonova Holding AG	113,003	20,401
Kuehne & Nagel
International AG	108,640	18,981
Logitech International SA	301,217	10,771
Baloise Holding AG	54,703	8,624
Straumann Holding AG	8,978	6,268
Partners Group Holding
AG	7,766	5,223

15

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Swiss Prime Site AG	35,518	3,033
	Flughafen Zurich AG	12,226	2,659
	dormakaba Holding AG	2,472	2,447
	Allreal Holding AG	9,242	1,545
	Siegfried Holding AG	2,483	777
			105,745
Taiwan (1.5%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	564,770	23,907
	Chunghwa Telecom Co.
	Ltd. ADR	217,730	7,407
	United Microelectronics
	Corp. ADR	995,508	2,588
			33,902
United Kingdom (5.6%)
	GlaxoSmithKline plc	1,263,425	22,675
	Coca-Cola HBC AG	364,790	12,329
	Smith & Nephew plc	436,406	8,231
	Reckitt Benckiser Group
	plc	83,622	7,481
	Royal Dutch Shell plc
	Class B	220,000	7,084
	B&M European Value
	Retail SA	1,195,184	6,307
*	Compass Group plc	273,049	5,995
	RSA Insurance Group plc	602,697	5,033
	Tate & Lyle plc	565,549	4,858
	UBM plc	435,251	4,066
	Informa plc	377,161	3,491
	Wm Morrison
	Supermarkets plc	1,011,409	3,011
	DS Smith plc	395,029	2,732
2	Merlin Entertainments
	plc	532,359	2,678
	UDG Healthcare plc	205,596	2,525
	Rightmove plc	44,593	2,460
	InterContinental Hotels
	Group plc	41,783	2,315
	Segro plc	305,576	2,206
	Inchcape plc	208,142	2,161
	Antofagasta plc	136,063	1,724
	London Stock Exchange
	Group plc	32,467	1,621
	SSE plc	79,867	1,467
	Croda International plc	25,289	1,405
	DCC plc	12,780	1,212
*	Indivior plc	234,263	1,156
	UK Commercial Property
	Trust Ltd.	899,207	1,045
	Ultra Electronics
	Holdings plc	39,692	961
	Meggitt plc	126,346	870
	St. James’s Place plc	54,849	857

			Market
			Value•
		Shares	($000)
	Schroders plc	18,169	843
	F&C Commercial Property
	Trust Ltd.	434,498	823
	National Grid plc	64,430	776
*	BTG plc	65,423	655
	Saga plc	229,498	582
	WH Smith plc	20,138	548
	IWG plc	175,484	502
			124,685
United States (51.4%)
Consumer Discretionary (3.2%)
*	Yum China Holdings Inc.	311,563	12,572
	Service Corp. International	326,036	11,561
3	McDonald’s Corp.	50,000	8,345
	Aramark	134,505	5,877
*	Madison Square Garden
	Co. Class A	23,169	5,159
*	Grand Canyon Education
	Inc.	49,521	4,433
	Pool Corp.	35,136	4,244
	Cable One Inc.	5,265	3,737
	Churchill Downs Inc.	16,038	3,345
*	Liberty Broadband Corp.	28,337	2,474
	Vail Resorts Inc.	8,163	1,869
*	ServiceMaster Global
	Holdings Inc.	34,612	1,631
*	Bright Horizons Family
	Solutions Inc.	16,389	1,414
	New York Times Co.
	Class A	70,294	1,343
	Choice Hotels
	International Inc.	13,846	966
	John Wiley & Sons Inc.
	Class A	14,755	806
	Graham Holdings Co.
	Class B	1,402	780
			70,556
Consumer Staples (5.7%)
3	Church & Dwight Co. Inc.	554,649	25,053
3	Clorox Co.	165,989	21,003
	Vector Group Ltd.	702,230	14,592
	Altria Group Inc.	223,245	14,337
	Colgate-Palmolive Co.	146,189	10,299
	Coca-Cola Co.	164,700	7,573
	Kimberly-Clark Corp.	66,329	7,463
	Procter & Gamble Co.	73,366	6,334
	Hershey Co.	33,995	3,610
*	Monster Beverage Corp.	62,100	3,597
	Spectrum Brands
	Holdings Inc.	32,327	3,553
	Philip Morris International
	Inc.	31,600	3,307
	Lancaster Colony Corp.	26,126	3,272
*	HRG Group Inc.	134,992	2,190

16

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
	Sysco Corp.	11,659	648
	J&J Snack Foods Corp.	4,400	586
	McCormick & Co. Inc.	5,400	537
			127,954
Financials (8.1%)
	Starwood Property Trust
	Inc.	1,549,870	33,338
	RenaissanceRe Holdings
	Ltd.	194,300	26,883
^	Blackstone Mortgage
	Trust Inc. Class A	492,730	15,684
	Washington Federal Inc.	431,701	15,023
	Brown & Brown Inc.	226,200	11,274
	ProAssurance Corp.	132,894	7,449
	Arthur J Gallagher & Co.	107,283	6,794
	Beneficial Bancorp Inc.	400,982	6,616
*	Essent Group Ltd.	150,286	6,405
	Capitol Federal Financial
	Inc.	455,900	6,287
	Two Harbors Investment
	Corp.	579,408	5,678
	Marsh & McLennan Cos.
	Inc.	61,079	4,943
*	Arch Capital Group Ltd.	36,803	3,667
	Torchmark Corp.	42,665	3,589
	Oritani Financial Corp.	206,400	3,498
	MFA Financial Inc.	418,444	3,448
	TFS Financial Corp.	219,700	3,388
	AGNC Investment Corp.	160,500	3,231
	Apollo Commercial Real
	Estate Finance Inc.	146,354	2,645
	American Financial
	Group Inc.	23,331	2,461
	Northwest Bancshares Inc.	128,863	2,174
	Capstead Mortgage Corp.	241,849	2,133
	Axis Capital Holdings Ltd.	25,360	1,379
	Aon plc	8,713	1,250
	White Mountains
	Insurance Group Ltd.	1,126	1,001
	Safety Insurance Group Inc.	6,600	543
	New Residential
	Investment Corp.	24,950	440
	CYS Investments Inc.	54,368	435
	FirstCash Inc.	6,644	424
			182,080
Health Care (6.7%)
	Johnson & Johnson	220,928	30,800
	Quest Diagnostics Inc.	246,436	23,111
	Chemed Corp.	55,221	12,338
	Aetna Inc.	56,974	9,687
	Cigna Corp.	46,443	9,160
	Owens & Minor Inc.	349,084	8,577
*	Henry Schein Inc.	107,872	8,479
	Zoetis Inc.	132,790	8,475

			Market
			Value•
		Shares	($000)
	Pfizer Inc.	220,000	7,713
*	Premier Inc. Class A	218,212	7,129
*	WellCare Health Plans Inc.	29,156	5,765
	Danaher Corp.	36,900	3,405
	Cooper Cos. Inc.	14,032	3,371
	STERIS plc	29,223	2,727
*	Laboratory Corp. of
	America Holdings	14,634	2,249
*	Varian Medical Systems
	Inc.	20,456	2,131
	Patterson Cos. Inc.	44,952	1,663
	West Pharmaceutical
	Services Inc.	14,204	1,440
*	China Biologic Products
	Holdings Inc.	18,028	1,401
*	Intuitive Surgical Inc.	3,726	1,399
			151,020
Industrials (7.7%)
	Waste Management Inc.	366,593	30,123
	Expeditors International
	of Washington Inc.	457,904	26,732
	Northrop Grumman Corp.	58,832	17,387
3	Republic Services Inc.
	Class A	244,137	15,886
	L3 Technologies Inc.	80,761	15,117
	BWX Technologies Inc.	207,463	12,431
	Rollins Inc.	208,778	9,167
	3M Co.	37,479	8,627
*	Copart Inc.	164,838	5,982
	Carlisle Cos. Inc.	51,603	5,668
3	United Parcel Service Inc.
	Class B	36,069	4,239
	General Dynamics Corp.	20,100	4,080
	Lockheed Martin Corp.	11,992	3,696
	Healthcare Services
	Group Inc.	67,599	3,575
	Cintas Corp.	22,330	3,328
*	Teledyne Technologies Inc.	17,400	2,957
	National Presto Industries
	Inc.	17,011	1,989
	UniFirst Corp.	5,821	917
	Raytheon Co.	4,852	874
	Waste Connections Inc.	2	—
			172,775
Information Technology (9.1%)
	Jack Henry & Associates
	Inc.	289,996	31,937
	Amdocs Ltd.	459,386	29,906
	Fidelity National
	Information Services Inc.	272,519	25,279
3	Paychex Inc.	288,625	18,411
	Harris Corp.	108,243	15,080
	Broadridge Financial
	Solutions Inc.	159,503	13,705

17

Global Minimum Volatility Fund

			Market
			Value•
		Shares	($000)
*	IAC/InterActiveCorp	61,317	7,913
	Amphenol Corp. Class A	82,408	7,169
	Automatic Data
	Processing Inc.	60,455	7,029
*	CoStar Group Inc.	22,245	6,579
*	Synopsys Inc.	67,688	5,856
	Total System Services Inc.	73,312	5,282
*	ANSYS Inc.	35,199	4,812
	Genpact Ltd.	144,480	4,399
*	Fiserv Inc.	29,125	3,770
	Dolby Laboratories Inc.
	Class A	50,032	2,899
*	Check Point Software
	Technologies Ltd.	23,274	2,740
*	Gartner Inc.	19,049	2,387
	FLIR Systems Inc.	44,302	2,074
*	Yandex NV Class A	54,802	1,854
*	EPAM Systems Inc.	15,136	1,380
*	Euronet Worldwide Inc.	14,105	1,363
	National Instruments Corp.	19,000	855
	DST Systems Inc.	12,160	713
*	ExlService Holdings Inc.	10,846	677
*	Itron Inc.	7,521	588
			204,657
Materials (3.0%)
	AptarGroup Inc.	258,655	22,521
	Kaiser Aluminum Corp.	151,369	15,013
	Avery Dennison Corp.	122,180	12,972
	Sonoco Products Co.	186,390	9,653
^	Compass Minerals
	International Inc.	75,877	4,977
	Silgan Holdings Inc.	33,250	973
			66,109
Real Estate (4.3%)
	Mid-America Apartment
	Communities Inc.	138,614	14,187
*	Equity Commonwealth	340,139	10,221
	PS Business Parks Inc.	75,333	9,969
	Lamar Advertising Co.
	Class A	116,889	8,234
	Rayonier Inc.	272,400	8,167
	DCT Industrial Trust Inc.	78,281	4,542
	Crown Castle International
	Corp.	39,788	4,260
	Highwoods Properties Inc.	75,770	3,868
	Camden Property Trust	37,810	3,450
	EastGroup Properties Inc.	36,518	3,308
	UDR Inc.	79,830	3,097
	National Health Investors
	Inc.	37,412	2,850
	Cousins Properties Inc.	262,880	2,371

			Market
			Value•
		Shares	($000)
	Empire State Realty Trust
	Inc.	109,197	2,189
	Equity LifeStyle
	Properties Inc.	23,977	2,121
	AvalonBay Communities
	Inc.	10,754	1,950
	Apple Hospitality REIT Inc.	88,150	1,670
	Colony NorthStar Inc.
	Class A	135,678	1,666
4	Hudson Pacific Properties
	Inc.	42,608	1,441
	First Industrial Realty
	Trust Inc.	42,321	1,307
	Piedmont Office Realty
	Trust Inc. Class A	65,614	1,269
	Urstadt Biddle Properties
	Inc. Class A	40,998	891
	Rexford Industrial Realty
	Inc.	27,187	807
	Healthcare Trust of
	America Inc. Class A	23,714	713
	Universal Health Realty
	Income Trust	8,800	644
	STAG Industrial Inc.	20,898	571
	Franklin Street Properties
	Corp.	39,980	400
			96,163
Utilities (3.6%)
	Vectren Corp.	242,889	16,550
	IDACORP Inc.	177,362	16,323
	ALLETE Inc.	104,860	8,216
	Portland General Electric
	Co.	163,848	7,822
	Southern Co.	133,667	6,977
	NorthWestern Corp.	82,367	4,883
	OGE Energy Corp.	127,612	4,701
	MDU Resources Group
	Inc.	146,470	4,006
	Hawaiian Electric
	Industries Inc.	96,333	3,512
	Pinnacle West Capital
	Corp.	37,117	3,256
3	Ameren Corp.	36,454	2,260
	Enel Chile SA ADR	152,793	900
			79,406
			1,150,720
Total Common Stocks
(Cost $1,912,320)			2,225,818

18

Global Minimum Volatility Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.0%)
[5,6] Vanguard Market Liquidity
Fund, 1.246%	229,100	22,912

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
United States Treasury Bill,
1.089%, 2/1/18	300	299
4 United States Treasury Bill,
1.122%, 2/8/18	1,000	997
		1,296
Total Temporary Cash Investments
(Cost $24,208)		24,208
Total Investments (100.5%)
(Cost $1,936,528)		2,250,026

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		134
Receivables for Accrued Income		4,653
Receivables for Capital Shares Issued		1,893
Variation Margin Receivable—
Futures Contracts		22
Unrealized Appreciation—
Forwards Contracts		10,224
Other Assets		1,459
Total Other Assets		18,385
Liabilities
Payables for Investment Securities
Purchased		(5,098)
Collateral for Securities on Loan		(17,280)
Payables for Capital Shares Redeemed		(2,196)
Payables to Vanguard		(588)
Variation Margin Payable—
Futures Contracts		(7)
Unrealized Depreciation—
Forwards Contracts		(4,704)
Other Liabilities		(22)
Total Liabilities		(29,895)
Net Assets (100%)		2,238,516

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,895,289
Undistributed Net Investment Income	37,391
Accumulated Net Realized Losses	(13,315)
Unrealized Appreciation (Depreciation)
Investment Securities	313,498
Futures Contracts	189
Forward Currency Contracts	5,520
Foreign Currencies	(56)
Net Assets	2,238,516

Investor Shares—Net Assets
Applicable to 39,721,831 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	539,144
Net Asset Value Per Share—
Investor Shares	$13.57

Admiral Shares—Net Assets
Applicable to 62,580,472 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,699,372
Net Asset Value Per Share—
Admiral Shares	$27.15

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $16,330,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.8% and 0.7%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $4,392,000, representing 0.2% of
net assets.
3 Securities with a value of $1,160,000 have been segregated as collateral for open forward currency contracts.
4 Securities with a value of $1,197,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Includes $17,280,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

19

Global Minimum Volatility Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	27	3,473	9
S&P ASX 200 Index	December 2017	11	1,242	31
Dow Jones EURO STOXX 50 Index	December 2017	28	1,200	94
Topix Index	December 2017	7	1,086	53
FTSE 100 Index	December 2017	7	694	2
				189

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, FTSE 100 Index, and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	11/15/17	USD	135,130	JPY	15,276,365	692
Toronto-Dominion Bank	11/15/17	USD	133,468	CAD	167,734	3,436
Goldman Sachs International	11/15/17	USD	122,370	GBP	93,701	(2,135)
BNP Paribas	11/15/17	USD	103,647	CHF	101,635	1,670
Credit Suisse International	11/15/17	USD	101,885	AUD	131,448	1,298
Toronto-Dominion Bank	11/15/17	USD	76,475	HKD	596,572	(11)
BNP Paribas	11/15/17	USD	66,559	KRW	76,196,580	(1,457)
Toronto-Dominion Bank	11/15/17	USD	64,844	EUR	55,384	277
BNP Paribas	11/15/17	USD	47,599	INR	3,135,418	(710)
Goldman Sachs International	11/15/17	USD	34,741	BRL	110,619	1,000
BNP Paribas	11/15/17	USD	31,611	TWD	961,227	(282)
Credit Suisse International	11/15/17	USD	26,629	SEK	216,699	722
Goldman Sachs International	11/15/17	USD	19,047	SGD	26,044	(63)
Goldman Sachs International	11/15/17	USD	16,201	MXN	302,853	448
Credit Suisse International	11/15/17	USD	14,174	RUB	828,876	35
Toronto-Dominion Bank	11/15/17	USD	10,209	NOK	81,802	190
BNP Paribas	11/15/17	USD	9,815	IDR	133,507,705	(16)
Goldman Sachs International	11/15/17	USD	6,085	CLP	3,858,883	23
Credit Suisse International	11/15/17	USD	5,975	JPY	670,903	71
Goldman Sachs International	11/15/17	USD	5,861	JPY	668,659	(23)

20

Global Minimum Volatility Fund

Forward Currency Contracts (continued)
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	11/15/17	USD	5,632	ILS	19,847	(7)
Toronto-Dominion Bank	11/15/17	USD	4,052	NZD	5,732	131
Toronto-Dominion Bank	11/15/17	USD	4,043	HKD	31,533	—
Credit Suisse International	11/15/17	USD	3,457	CAD	4,348	87
BNP Paribas	11/16/17	USD	2,375	BRL	7,558	69
Goldman Sachs International	11/15/17	USD	2,294	JPY	259,681	8
Deutsche Bank AG	11/15/17	USD	2,169	CHF	2,129	33
Goldman Sachs International	11/15/17	USD	1,776	EUR	1,517	7
Toronto-Dominion Bank	11/15/17	USD	824	DKK	5,238	4
Credit Suisse International	11/15/17	USD	399	MXN	7,462	11
Deutsche Bank AG	11/15/17	USD	382	NOK	3,069	6
Deutsche Bank AG	11/15/17	USD	224	SEK	1,820	6
Credit Suisse International	11/15/17	USD	47	DKK	296	—
						5,520

AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swissfranc.
CLP—Chilean peso.
DKK—Danish krone.
EUR—Euro.
GBP—Britishpound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japaneseyen.
KRW—Koreanwon.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
RUB—Russianruble.
SEK—Swedishkrona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S.dollar.

Unrealized appreciation (depreciation) on open forward currency contracts, except for Hong Kong dollar, Taiwanese dollar, Singapore dollar, Indonesian rupiah, and Danish krone contracts is treated as realized gain (loss) for tax purposes.

At October 31, 2017, the counterparty had deposited in segregated accounts securities and cash with a value of $6,414,000 in connection with open forward currency contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	51,383
Interest [2]	155
Securities Lending—Net	475
Total Income	52,013
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,124
Management and Administrative—Investor Shares	693
Management and Administrative—Admiral Shares	1,145
Marketing and Distribution—Investor Shares	104
Marketing and Distribution—Admiral Shares	128
Custodian Fees	208
Auditing Fees	47
Shareholders’ Reports and Proxy—Investor Shares	49
Shareholders’ Reports and Proxy—Admiral Shares	56
Trustees’ Fees and Expenses	2
Total Expenses	3,556
Net Investment Income	48,457
Realized Net Gain (Loss)
Investment Securities Sold [2]	23,539
Futures Contracts	1,793
Foreign Currencies and Forward Currency Contracts	(17,459)
Realized Net Gain (Loss)	7,873
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	230,630
Futures Contracts	130
Foreign Currencies and Forward Currency Contracts	(988)
Change in Unrealized Appreciation (Depreciation)	229,772
Net Increase (Decrease) in Net Assets Resulting from Operations	286,102

1 Dividends are net of foreign withholding taxes of $2,875,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $148,000, $9,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,457	40,055
Realized Net Gain (Loss)	7,873	(18,428)
Change in Unrealized Appreciation (Depreciation)	229,772	48,248
Net Increase (Decrease) in Net Assets Resulting from Operations	286,102	69,875
Distributions
Net Investment Income
Investor Shares	(11,274)	(8,415)
Admiral Shares	(32,305)	(15,208)
Realized Capital Gain[1]
Investor Shares	—	(6,527)
Admiral Shares	—	(11,326)
Total Distributions	(43,579)	(41,476)
Capital Share Transactions
Investor Shares	57,675	(41,867)
Admiral Shares	367,340	376,134
Net Increase (Decrease) from Capital Share Transactions	425,015	334,267
Total Increase (Decrease)	667,538	362,666
Net Assets
Beginning of Period	1,570,978	1,208,312
End of Period[2]	2,238,516	1,570,978

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $2,919,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $37,391,000 and $32,307,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
				Dec. 12,
				2013[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.92	$11.81	$11.41	$10.00
Investment Operations
Net Investment Income	. 324 [2]	.293	.288[2]	.262
Net Realized and Unrealized Gain (Loss) on Investments	1.650	.181	.795	1.172
Total from Investment Operations	1.974	.474	1.083	1.434
Distributions
Dividends from Net Investment Income	(. 324)	(. 205)	(. 280)	(. 024)
Distributions from Realized Capital Gains	—	(.159)	(.403)	—
Total Distributions	(. 324)	(. 364)	(. 683)	(. 024)
Net Asset Value, End of Period	$13.57	$11.92	$11.81	$11.41
Total Return[3]	16.93%	4.23%	9.93%	14.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$539	$419	$451	$360
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%	0.27%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	2.54%	2.63%	2.52%	3.18%[4]
Portfolio Turnover Rate	37%	58%	57%	49%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
				Dec. 12,
				2013[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.86	$23.62	$22.83	$20.00
Investment Operations
Net Investment Income	. 668 [2]	.608	.605 [2]	.546
Net Realized and Unrealized Gain (Loss) on Investments	3.295	.377	1.576	2.332
Total from Investment Operations	3.963	.985	2.181	2.878
Distributions
Dividends from Net Investment Income	(. 673)	(. 427)	(. 585)	(. 048)
Distributions from Realized Capital Gains	—	(.318)	(.806)	—
Total Distributions	(.673)	(.745)	(1.391)	(.048)
Net Asset Value, End of Period	$27.15	$23.86	$23.62	$22.83
Total Return[3]	16.99%	4.39%	10.00%	14.42%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,699	$1,152	$757	$115
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.21%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.62%	2.71%	2.58%	3.28%[4]
Portfolio Turnover Rate	37%	58%	57%	49%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated

26

Global Minimum Volatility Fund

clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 47% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

27

Global Minimum Volatility Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

28

Global Minimum Volatility Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $134,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	312,090	763,008	—
Common Stocks—United States	1,150,720	—	—
Temporary Cash Investments	22,912	1,296	—
Futures Contracts—Assets[1]	22	—	—
Futures Contracts—Liabilities[1]	(7)	—	—
Forward Currency Contracts—Assets	—	10,224	—
Forward Currency Contracts—Liabilities	—	(4,704)	—
Total	1,485,737	769,824	—
1 Represents variation margin on the last day of the reporting period.

29

Global Minimum Volatility Fund

D. At October 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Currency
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	22	—	22
Unrealized Appreciation—Forwards Contracts	—	10,224	10,224
Variation Margin Payable—Futures Contracts	(7)	—	(7)
Unrealized Depreciation—Forwards Contracts	—	(4,704)	(4,704)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

	Equity	Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	1,793	—	1,793
Forward Currency Contracts	—	(17,664)	(17,664)
Realized Net Gain (Loss) on Derivatives	1,793	(17,664)	(15,871)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	130	—	130
Forward Currency Contracts	—	(967)	(967)
Change in Unrealized Appreciation (Depreciation) on Derivatives	130	(967)	(837)

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2017, the fund had $40,708,000 of ordinary income available for distribution. The fund used capital losses of $7,393,000 to offset taxable capital gains realized during the year ended October 31, 2017. At October 31, 2017, the fund had available capital losses totaling $7,155,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2017, the cost of investment securities for tax purposes was $1,939,642,000. Net unrealized appreciation of investment securities for tax purposes was $310,384,000, consisting of unrealized gains of $344,720,000 on securities that had risen in value since their purchase and $34,336,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2017, the fund purchased $1,094,380,000 of investment securities and sold $678,338,000 of investment securities, other than temporary cash investments.

30

Global Minimum Volatility Fund

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	195,539	15,366	214,536	18,493
Issued in Lieu of Cash Distributions	10,598	886	14,502	1,302
Redeemed	(148,462)	(11,703)	(270,905)	(22,823)
Net Increase (Decrease)—Investor Shares	57,675	4,549	(41,867)	(3,028)
Admiral Shares
Issued	705,355	27,658	705,818	30,468
Issued in Lieu of Cash Distributions	28,030	1,172	23,214	1,042
Redeemed	(366,045)	(14,509)	(352,898)	(15,309)
Net Increase (Decrease)—Admiral Shares	367,340	14,321	376,134	16,201

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Global Minimum Volatility Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Minimum Volatility Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard Global Minimum Volatility Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $34,183,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 34.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Minimum Volatility Fund Investor Shares
Periods Ended October 31, 2017

		Since
	One	Inception
	Year	(12/12/2013)
Returns Before Taxes	16.93%	11.61%
Returns After Taxes on Distributions	16.06	10.54
Returns After Taxes on Distributions and Sale of Fund Shares	9.94	8.76

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,062.65	$1.30
Admiral Shares	1,000.00	1,063.04	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Admiral Shares	1,000.00	1,024.35	0.87

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

35

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11940 122017

Annual Report | October 31, 2017

Vanguard International Dividend Index Funds

Vanguard International Dividend Appreciation Index Fund

Vanguard International High Dividend Yield Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
International Dividend Appreciation Index Fund.	6
International High Dividend Yield Index Fund.	28
Your Fund’s After-Tax Returns.	63
About Your Fund’s Expenses.	64
Glossary.	66

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard International Dividend Appreciation Index Fund returned more than 20% for the 12 months ended October 31, 2017. The fund tracked its benchmark (+20.20%) but trailed its peers (+23.06%).

• Vanguard International High Dividend Yield Index Fund returned about 22% over the same period. That performance was in line with the return of its benchmark index (+22.13%) and better than the average return of its peers (+19.06%).

• China helped make emerging markets the best performer for the International Dividend Appreciation Index Fund. Europe posted the strongest return for the International High Dividend Yield Index Fund, thanks in part to outsized contributions from heavyweights France and Germany.

• By market sector, technology and basic materials performed the best for both funds.

The laggards were oil and gas for the International Dividend Appreciation Index Fund and telecommunications for the International High Dividend Yield Index Fund.

Total Returns: Fiscal Year Ended October 31, 2017
Total Returns
Vanguard International Dividend Appreciation Index Fund
Investor Shares	20.06%
ETF Shares
Market Price	20.18
Net Asset Value	20.19
Admiral™ Shares	20.18
NASDAQ International Dividend Achievers Select Index	20.20
International Large-Cap Core Funds Average	23.06
International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns
Vanguard International High Dividend Yield Index Fund
Investor Shares	21.92%
ETF Shares
Market Price	21.92
Net Asset Value	22.03
Admiral Shares	22.04
FTSE All-World ex US High Dividend Yield Index	22.13
International Equity Income Funds Average	19.06

International Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and
8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
International Dividend Appreciation Index Fund	0.35%	0.25%	0.25%	1.24%
International High Dividend Yield Index Fund	0.42	0.32	0.32	1.30

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the funds’ expense ratios were: for the International Dividend Appreciation Index Fund, 0.35%
for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42%
for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer groups: For the International Dividend Appreciation Index Fund, International Large-Cap Core Funds; for the International High
Dividend Yield Index Fund, International Equity Income Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

International Dividend Appreciation Index Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIAIX	VIGI	VIAAX
Expense Ratio[1]	0.35%	0.25%	0.25%

Portfolio Characteristics
			NASDAQ
			International
			Dividend
			Achievers
		Fund	Select Index
Number of Stocks		245	242
Median Market Cap		$54.3B	$54.3B
Price/Earnings Ratio		21.0x	21.0x
Price/Book Ratio		2.9x	2.9x
Return on Equity		15.4%	15.4%
Earnings Growth Rate		9.3%	9.3%
Dividend Yield		2.3%	2.3%
Turnover Rate		9%	—
Short-Term Reserves		-0.1%	—

Sector Diversification (% of equity exposure)

		NASDAQ
		International
		Dividend
		Achievers
	Fund	Select Index
Basic Materials	1.5%	1.5%
Consumer Goods	19.8	19.8
Consumer Services	9.3	9.4
Financials	11.8	11.6
Health Care	21.1	21.3
Industrials	8.2	8.1
Oil & Gas	6.6	6.6
Technology	10.2	10.1
Telecommunications	8.8	8.9
Utilities	2.7	2.7

Ten Largest Holdings (% of total net assets)

Tencent Holdings Ltd.	Internet	5.8%
Nestle SA	Food Products	3.9
Novartis AG	Pharmaceuticals	3.6
Roche Holding AG	Pharmaceuticals	3.3
L'Oreal SA	Personal Products	3.1
Sanofi	Pharmaceuticals	3.1
Naspers Ltd.	Broadcasting &
	Entertainment	2.7
Nippon Telegraph &	Fixed Line
Telephone Corp.	Telecommunications	2.5
Novo Nordisk A/S	Pharmaceuticals	2.5
Unilever	Pharmaceuticals	2.5
Top Ten		33.0%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

Investment Focus

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for Admiral Shares.

International Dividend Appreciation Index Fund

Market Diversification (% of equity exposure)

		NASDAQ
		International
		Dividend
		Achievers
	Fund Select Index
Europe
Switzerland	14.8%	15.0%
France	9.0	8.9
United Kingdom	5.9	6.0
Denmark	3.3	3.3
Netherlands	3.1	3.1
Germany	2.4	2.4
Sweden	2.0	2.0
Spain	1.2	1.1
Belgium	1.1	1.1
Other	1.7	1.6
Subtotal	44.5%	44.5%
Pacific
Japan	11.5%	11.1%
Australia	4.3	4.4
Hong Kong	1.9	2.0
Other	0.7	0.8
Subtotal	18.4%	18.3%
Emerging Markets
India	9.3%	9.4%
China	7.5	7.5
South Africa	2.7	2.7
Mexico	1.3	1.3
Other	2.1	2.1
Subtotal	22.9%	23.0%
North America
Canada	13.5%	13.7%
Other	0.4	0.3
Subtotal	13.9%	14.0%
Middle East
Other	0.3%	0.2%

International Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International Dividend Appreciation
Index Fund Investor Shares	19.46%	17.38%	$13,090
NASDAQ International Dividend
Achievers Select Index	20.20	18.39	13,278
International Large-Cap Core Funds
Average	23.06	19.75	13,537

International Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International Dividend Appreciation Index Fund
ETF Shares Net Asset Value	20.19%	17.85%	$13,177
International Dividend Appreciation Index Fund
ETF Shares Market Price	20.18	18.10	13,223
NASDAQ International Dividend Achievers
Select Index	20.20	18.39	13,278

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International Dividend Appreciation Index
Fund Admiral Shares	19.59%	15.68%	$12,742
NASDAQ International Dividend Achievers
Select Index	20.20	16.48	12,889

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2017

		Since
	One	Inception
	Year	(2/25/2016)
International Dividend Appreciation Index Fund ETF
Shares Market Price	20.18%	32.23%
International Dividend Appreciation Index Fund ETF
Shares Net Asset Value	20.19	31.77
NASDAQ International Dividend Achievers Select
Index	20.20	32.78

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): February 25, 2016, Through October 31, 2017

International Dividend Appreciation Index Fund Investor Shares
NASDAQ International Dividend Achievers Select Index

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The Fiscal-Year Total Returns chart is not adjusted for fees.

International Dividend Appreciation Index Fund

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	14.16%	18.09%
Fee-Adjusted Returns		13.59	17.73
ETF Shares	2/25/2016
Market Price		14.01	18.45
Net Asset Value		14.24	18.20
Admiral Shares	3/2/2016	14.27	16.29
Fee-Adjusted Returns		13.70	15.93

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.

International Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.6%)[1]
Australia (4.2%)
Westpac Banking Corp.	668,637	16,936
CSL Ltd.	90,673	9,653
Ramsay Health Care Ltd.	39,851	2,043
REA Group Ltd.	25,811	1,431
Challenger Ltd.	112,104	1,144
SEEK Ltd.	68,818	969
Washington H Soul
Pattinson & Co. Ltd.	48,043	615
TPG Telecom Ltd.	65,251	270
InvoCare Ltd.	20,717	269
Domino’s Pizza
Enterprises Ltd.	7,095	254
Credit Corp. Group Ltd.	9,297	143
Retail Food Group Ltd.	37,809	127
		33,854
Belgium (1.1%)
Groupe Bruxelles
Lambert SA	32,155	3,454
UCB SA	38,442	2,798
Ackermans & van
Haaren NV	6,659	1,141
Sofina SA	6,757	1,016
		8,409
Brazil (0.3%)
Ultrapar Participacoes SA	111,800	2,669

Canada (13.5%)
Enbridge Inc.	324,887	12,486
Canadian National
Railway Co.	151,463	12,188
Suncor Energy Inc.	331,430	11,252
TransCanada Corp.	171,660	8,150
BCE Inc.	173,081	7,992
Canadian Natural
Resources Ltd.	220,712	7,702
Thomson Reuters Corp.	144,846	6,772

		Market
		Value•
	Shares	($000)
Imperial Oil Ltd.	167,522	5,432
TELUS Corp.	116,249	4,210
Fortis Inc.	78,800	2,902
Franco-Nevada Corp.	35,606	2,829
Saputo Inc.	76,226	2,752
Intact Financial Corp.	25,813	2,110
Shaw Communications Inc.
Class B	91,824	2,097
SNC-Lavalin Group Inc.	34,928	1,574
CCL Industries Inc. Class B	32,553	1,569
Emera Inc.	40,415	1,522
Inter Pipeline Ltd.	73,119	1,487
Metro Inc.	45,002	1,417
Canadian Utilities Ltd.
Class A	38,340	1,158
Keyera Corp.	36,516	1,075
CAE Inc.	53,643	950
Finning International Inc.	34,606	844
Atco Ltd.	20,136	730
Toromont Industries Ltd.	16,481	726
Cogeco Communications
Inc.	8,371	602
Empire Co. Ltd.	34,386	595
Ritchie Bros Auctioneers
Inc.	20,888	586
Stella-Jones Inc.	14,356	561
Canadian Western Bank	19,479	549
Corus Entertainment Inc.
Class B	42,591	395
Laurentian Bank of Canada	7,673	357
Richelieu Hardware Ltd.	11,154	292
Jean Coutu Group PJC Inc.
Class A	14,837	282
Transcontinental Inc.
Class A	12,557	279
Molson Coors Canada
Inc. Class B	3,379	272
Boyd Group Income Fund	3,433	256
Enghouse Systems Ltd.	5,069	214

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Cogeco Inc.	2,910	198
Alaris Royalty Corp.	7,100	112
Gluskin Sheff &
Associates Inc.	6,806	85
High Liner Foods Inc.	7,528	83
^ Home Capital Group Inc.
Class B	6,167	67
		107,711
China (7.5%)
Tencent Holdings Ltd.	1,027,604	46,186
China Overseas Land
& Investment Ltd.	2,178,000	7,072
China Gas Holdings Ltd.	999,000	3,037
China Resources Gas
Group Ltd.	441,500	1,617
China Everbright
International Ltd.	898,000	1,267
Shanghai Lujiazui
Finance & Trade Zone
Development Co. Ltd.
Class B	149,180	232
		59,411
Colombia (0.2%)
Grupo de Inversiones
Suramericana SA	90,681	1,151
Bancolombia SA ADR	21,041	794
Bancolombia SA
Preference Shares	4,617	44
Grupo de Inversiones
Suramericana SA
Preference Shares	644	8
		1,997
Denmark (3.3%)
Novo Nordisk A/S
Class B	400,413	19,936
Coloplast A/S Class B	39,258	3,456
Novozymes A/S	51,095	2,823
		26,215
Finland (0.9%)
Sampo Oyj Class A	112,151	5,869
Huhtamaki Oyj	21,411	912
Raisio Oyj	19,222	79
		6,860
France (8.8%)
L’Oreal SA	111,116	24,731
Sanofi	257,396	24,372
Hermes International	21,033	10,918
Essilor International SA	43,496	5,507
SEB SA	10,130	1,888
Sartorius Stedim Biotech	18,598	1,267
Rubis SCA	18,198	1,142
IPSOS	8,786	325
		70,150

		Market
		Value•
	Shares	($000)
Germany (2.4%)
Fresenius SE & Co.
KGaA	109,986	9,208
Fresenius Medical
Care AG & Co. KGaA	60,964	5,903
Fielmann AG	16,509	1,451
Fuchs Petrolub SE
Preference Shares	14,430	813
CTS Eventim AG &
Co. KGaA	19,353	800
^ AURELIUS Equity
Opportunities SE & Co.
KGaA	6,921	425
BayWa AG	6,583	257
Cewe Stiftung & Co.
KGAA	1,104	108
		18,965
Hong Kong (1.9%)
MTR Corp. Ltd.	1,171,000	6,789
Hong Kong & China
Gas Co. Ltd.	2,741,960	5,198
Techtronic Industries
Co. Ltd.	362,000	2,125
Minth Group Ltd.	229,000	1,237
		15,349
India (9.3%)
Tata Consultancy
Services Ltd.	390,584	15,832
HDFC Bank Ltd. ADR	148,141	13,673
ITC Ltd.	2,403,253	9,867
Housing Development
Finance Corp. Ltd.	314,532	8,295
Infosys Ltd. ADR	441,674	6,559
Larsen & Toubro Ltd.	253,875	4,795
Axis Bank Ltd.	474,372	3,835
Asian Paints Ltd.	190,549	3,480
IndusInd Bank Ltd.	118,544	2,980
Eicher Motors Ltd.	5,405	2,692
LIC Housing Finance
Ltd.	102,787	951
Exide Industries Ltd.	166,409	537
Reliance Infrastructure
Ltd.	51,190	398
Infosys Ltd.	16,016	228
		74,122
Ireland (0.6%)
Kerry Group plc Class A	34,788	3,503
Glanbia plc	59,054	1,142
C&C Group plc	62,451	214
		4,859
Israel (0.3%)
Teva Pharmaceutical
Industries Ltd.	179,360	2,474

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Italy (0.1%)
DiaSorin SPA	11,043	1,004

Japan (11.1%)
Nippon Telegraph &
Telephone Corp.	415,018	20,065
KDDI Corp.	516,200	13,753
Bridgestone Corp.	159,500	7,619
Asahi Group Holdings Ltd.	93,900	4,287
Daito Trust Construction
Co. Ltd.	19,100	3,339
Nitori Holdings Co. Ltd.	22,600	3,284
Sysmex Corp.	43,300	2,963
West Japan Railway Co.	41,800	2,948
Unicharm Corp.	119,000	2,708
M3 Inc.	66,300	1,977
Sekisui Chemical Co. Ltd.	96,100	1,940
Lawson Inc.	21,500	1,404
Otsuka Corp.	20,000	1,363
Don Quijote Holdings Co.
Ltd.	29,400	1,233
Kobayashi Pharmaceutical
Co. Ltd.	19,900	1,151
Sundrug Co. Ltd.	26,000	1,131
Tsuruha Holdings Inc.	8,600	1,066
Rinnai Corp.	11,200	960
Tokyo Century Corp.	21,000	916
Mitsubishi UFJ Lease &
Finance Co. Ltd.	171,300	904
Alfresa Holdings Corp.	44,100	843
Miraca Holdings Inc.	17,600	819
Shimamura Co. Ltd.	6,600	735
Yaoko Co. Ltd.	14,900	731
Relo Group Inc.	28,600	708
Glory Ltd.	18,800	703
Kurita Water Industries Ltd.	21,900	696
Aeon Delight Co. Ltd.	17,700	663
TS Tech Co. Ltd.	17,000	609
Kakaku.com Inc.	42,800	588
NHK Spring Co. Ltd.	46,500	532
GMO Payment Gateway
Inc.	6,900	505
^ OSG Corp.	19,500	422
Modec Inc.	17,300	399
Kaken Pharmaceutical
Co. Ltd.	7,600	385
Fuyo General Lease
Co. Ltd.	5,100	334
Sawai Pharmaceutical
Co. Ltd.	5,600	318
Kissei Pharmaceutical
Co. Ltd.	11,200	308
Ci:z Holdings Co. Ltd.	8,100	298
Keihin Corp.	13,700	253
Kobe Bussan Co. Ltd.	5,800	250

		Market
		Value•
	Shares	($000)
SHO-BOND Holdings
Co. Ltd.	3,742	230
San-A Co. Ltd.	4,200	193
NEC Networks &
System Integration Corp.	7,300	182
Senko Group Holdings
Co. Ltd.	24,900	181
Musashi Seimitsu
Industry Co. Ltd.	5,400	172
Tosho Co. Ltd.	6,000	166
Siix Corp.	3,400	145
Ricoh Leasing Co. Ltd.	3,900	140
Fukushima Industries Corp.	3,400	132
Meiko Network Japan
Co. Ltd.	10,300	119
Hiday Hidaka Corp.	4,000	118
F@N Communications Inc.	11,000	114
Yellow Hat Ltd.	3,700	114
Elecom Co. Ltd.	5,500	110
Fujimori Kogyo Co. Ltd.	2,900	100
Hamakyorex Co. Ltd.	2,700	76
Sanoh Industrial Co. Ltd.	3,700	33
JP-Holdings Inc.	6,800	24
Weathernews Inc.	600	19
		88,478
Mexico (1.2%)
America Movil SAB de
CV	8,302,328	7,162
Grupo Financiero
Inbursa SAB de CV	1,330,570	2,287
Kimberly-Clark de
Mexico SAB de CV
Class A	315,243	543
		9,992
Morocco (0.2%)
Attijariwafa Bank	40,244	2,009

Netherlands (3.1%)
Unilever NV	339,468	19,720
RELX NV	204,669	4,621
		24,341
New Zealand (0.2%)
Ryman Healthcare Ltd.	101,228	645
Port of Tauranga Ltd.	131,647	412
Mainfreight Ltd.	18,289	306
		1,363
Norway (0.1%)
Tomra Systems ASA	29,815	416

Philippines (0.7%)
SM Investments Corp.	237,695	4,402
Jollibee Foods Corp.	215,372	1,040
Manila Water Co. Inc.	382,400	230
		5,672

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Poland (0.0%)
Asseco Poland SA	16,002	210

Singapore (0.0%)
ComfortDelGro Corp. Ltd.	115,000	170

South Africa (2.7%)
Naspers Ltd.	87,227	21,251
EOH Holdings Ltd.	2,339	18
		21,269
South Korea (0.5%)
SK Holdings Co. Ltd.	13,648	3,532
LEENO Industrial Inc.	2,628	120
Eugene Technology Co.
Ltd.	3,792	72
		3,724
Spain (1.1%)
^ Abertis Infraestructuras
SA	197,551	4,273
Red Electrica Corp. SA	108,638	2,406
Enagas SA	46,630	1,343
Viscofan SA	9,546	578
Vidrala SA	5,115	462
		9,062
Sweden (2.0%)
Telefonaktiebolaget LM
Ericsson Class B	614,781	3,869
* Essity AB Class B	127,586	3,814
Alfa Laval AB	83,848	2,124
Svenska Cellulosa AB
SCA Class B	130,331	1,224
^ Intrum Justitia AB	26,197	918
Castellum AB	54,448	874
Hufvudstaden AB Class A	41,102	676
AAK AB	8,190	662
Loomis AB Class B	13,909	558
Modern Times Group
MTG AB Class B	12,304	469
Atrium Ljungberg AB	25,285	419
Wihlborgs Fastigheter AB	14,630	347
		15,954
Switzerland (14.8%)
Nestle SA	369,316	31,074
Novartis AG	349,688	28,842
Roche Holding AG	112,082	25,906
ABB Ltd.	440,485	11,503
Cie Financiere
Richemont SA	101,968	9,400
Givaudan SA	1,831	4,089

		Market
		Value•
	Shares	($000)
Partners Group Holding
AG	5,254	3,534
Vifor Pharma AG	12,904	1,660
Chocoladefabriken
Lindt & Spruengli AG	214	1,239
VZ Holding AG	1,570	542
Implenia AG	3,514	222
		118,011
Taiwan (0.3%)
Foxconn Technology
Co. Ltd.	270,000	861
Eclat Textile Co. Ltd.	46,760	559
Grape King Bio Ltd.	78,000	450
Kenda Rubber
Industrial Co. Ltd.	141,000	187
Kerry TJ Logistics
Co. Ltd.	43,000	52
		2,109
Turkey (0.2%)
BIM Birlesik Magazalar
AS	59,265	1,209
* Brisa Bridgestone
Sabanci Sanayi ve
Ticaret AS	68,516	134
		1,343
United Kingdom (5.8%)
Vodafone Group plc	5,297,095	15,152
Shire plc	180,038	8,868
Associated British
Foods plc	157,590	6,975
Experian plc	187,648	3,953
Smith & Nephew plc	172,003	3,244
Mondi plc	73,544	1,779
Micro Focus
International plc	40,440	1,420
John Wood Group plc	134,811	1,275
Rightmove plc	18,190	1,004
JD Sports Fashion plc	193,282	918
Inmarsat plc	88,189	727
Abcam plc	43,244	571
Genus plc	11,111	347
Hikma Pharmaceuticals
plc	16,885	261
		46,494
United States (0.2%)
Autoliv Inc.	13,827	1,736
Total Common Stocks	(Cost $719,189)	786,402

International Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.9%)[1]
Money Market Fund (1.7%)
[2,3] Vanguard Market
Liquidity Fund,
1.246%	136,405	13,642

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.2%)
4 United States Treasury
Bill, 1.087%, 3/1/18	1,000	996
United States Treasury
Bill, 1.169%, 3/22/18	300	299
		1,295
Total Temporary Cash Investments
(Cost $14,937)		14,937
Total Investments (100.5%)
(Cost $734,126)		801,339

		Amount
		($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard		46
Receivables for Accrued Income		1,339
Receivables for Capital Shares Issued		394
Variation Margin Receivable—
Future Contracts		44
Unrealized Appreciation—
Forwards Contracts		17
Other Assets		1,516
Total Other Assets		3,356
Liabilities
Payables for Investment Securities
Purchased		(786)
Collateral for Securities on Loan		(5,801)
Payables to Vanguard		(138)
Variation Margin Payable—
Future Contracts		(14)
Unrealized Depreciation—
Forwards Contracts		(196)
Other Liabilities		(696)
Total Liabilities		(7,631)
Net Assets (100%)		797,064

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	730,977
Undistributed Net Investment Income	960
Accumulated Net Realized Losses	(2,202)
Unrealized Appreciation (Depreciation)
Investment Securities	67,213
Futures Contracts	296
Forward Currency Contracts	(179)
Foreign Currencies	(1)
Net Assets	797,064

Investor Shares—Net Assets
Applicable to 411,993 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,592
Net Asset Value Per Share—
Investor Shares	$25.71

ETF Shares—Net Assets
Applicable to 9,870,334 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	634,168
Net Asset Value Per Share—
ETF Shares	$64.25

Admiral Shares—Net Assets
Applicable to 4,875,017 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	152,304
Net Asset Value Per Share—
Admiral Shares	$31.24

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $5,295,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $5,801,000 of collateral received for securities
on loan.
4 Securities with a value of $647,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

International Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2017	80	3,428	127
Topix Index	December 2017	20	3,103	130
MSCI Emerging Market Index	December 2017	38	2,136	37
E-mini S&P 500 Index	December 2017	10	1,286	2
				296

Unrealized appreciation (depreciation) on open futures contracts, except for Topix Index, is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	12/20/17	EUR	1,887	USD	2,267	(63)
Barclays Bank plc	12/12/17	JPY	171,000	USD	1,528	(21)
BNP Paribas	12/12/17	JPY	143,444	USD	1,321	(58)
BNP Paribas	12/20/17	EUR	1,105	USD	1,317	(28)
Goldman Sachs International	12/20/17	EUR	823	USD	978	(16)
Goldman Sachs International	12/12/17	JPY	67,000	USD	601	(10)
BNP Paribas	12/12/17	JPY	34,670	USD	305	—
BNP Paribas	12/20/17	USD	1,184	EUR	1,005	11
Barclays Bank plc	12/12/17	USD	748	JPY	84,125	6
						(179)
EUR—Euro.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	9,951
Interest [2]	31
Securities Lending—Net	124
Total Income	10,106
Expenses
The Vanguard Group—Note B
Investment Advisory Services	102
Management and Administrative—Investor Shares	17
Management and Administrative—ETF Shares	571
Management and Administrative—Admiral Shares	178
Marketing and Distribution—Investor Shares	2
Marketing and Distribution—ETF Shares	23
Marketing and Distribution—Admiral Shares	9
Custodian Fees	165
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	4
Shareholders’ Reports and Proxy—ETF Shares	36
Shareholders’ Reports and Proxy—Admiral Shares	9
Total Expenses	1,161
Expenses Paid Indirectly	(10)
Net Expenses	1,151
Net Investment Income	8,955
Realized Net Gain (Loss)
Investment Securities Sold [2]	2,459
Futures Contracts	723
Foreign Currencies and Forward Currency Contracts	267
Realized Net Gain (Loss)	3,449
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	69,777
Futures Contracts	302
Foreign Currencies and Forward Currency Contracts	(246)
Change in Unrealized Appreciation (Depreciation)	69,833
Net Increase (Decrease) in Net Assets Resulting from Operations	82,237

1 Dividends are net of foreign withholding taxes of $740,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $23,000, $2,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Statement of Changes in Net Assets

		Feb. 25,
	Year End	2016[1] to
	Oct. 31,	Oct. 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,955	1,211
Realized Net Gain (Loss)	3,449	(533)
Change in Unrealized Appreciation (Depreciation)	69,833	(2,504)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,237	(1,826)
Distributions
Net Investment Income
Investor Shares	(139)	(15)
ETF Shares	(6,195)	(610)
Admiral Shares	(1,916)	(213)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(8,250)	(838)
Capital Share Transactions
Investor Shares	4,699	4,517
ETF Shares	432,350	148,546
Admiral Shares	57,466	78,163
Net Increase (Decrease) from Capital Share Transactions	494,515	231,226
Total Increase (Decrease)	568,502	228,562
Net Assets
Beginning of Period	228,562	—
End of Period[2]	797,064	228,562

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $960,000 and $227,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
	Year	Feb. 25,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$21.77	$20.00
Investment Operations
Net Investment Income[2]	.460	.244
Net Realized and Unrealized Gain (Loss) on Investments	3.871[3]	1.671
Total from Investment Operations	4.331	1.915
Distributions
Dividends from Net Investment Income	(.391)	(.145)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 391)	(.145)
Net Asset Value, End of Period	$25.71	$21.77
Total Return[4]	20.06%[5]	9.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11	$4
Ratio of Total Expenses to Average Net Assets	0.35%	0.35%[6]
Ratio of Net Investment Income to Average Net Assets	1.86%	1.50%[6]
Portfolio Turnover Rate[7]	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.01.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
	Year	Feb. 25,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$54.43	$50.00
Investment Operations
Net Investment Income[2]	1.179	.662
Net Realized and Unrealized Gain (Loss) on Investments	9.715[3]	4.154
Total from Investment Operations	10.894	4.816
Distributions
Dividends from Net Investment Income	(1.074)	(.386)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.074)	(. 386)
Net Asset Value, End of Period	$64.25	$54.43

Total Return	20.19% [4]	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$634	$147
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%[5]
Ratio of Net Investment Income to Average Net Assets	1.96%	1.60%[5]
Portfolio Turnover Rate [6]	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.04.
4 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
	Year	March 2,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$26.45	$25.00
Investment Operations
Net Investment Income[2]	.573	.285
Net Realized and Unrealized Gain (Loss) on Investments	4.720[3]	1.352
Total from Investment Operations	5.293	1.637
Distributions
Dividends from Net Investment Income	(.503)	(.187)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 503)	(.187)
Net Asset Value, End of Period	$31.24	$26.45
Total Return[4]	20.18%[5]	6.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$152	$77
Ratio of Total Expenses to Average Net Assets	0.25%	0.25%[6]
Ratio of Net Investment Income to Average Net Assets	1.96%	1.60%[6]
Portfolio Turnover Rate[7]	9%	8%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the

International Dividend Appreciation Index Fund

possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

International Dividend Appreciation Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in-capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

International Dividend Appreciation Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $46,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2017, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	122,369	1,736	—
Common Stocks—Other	20,232	642,065	—
Temporary Cash Investments	13,642	1,295	—
Futures Contracts—Assets[1]	44	—	—
Futures Contracts—Liabilities[1]	(14)	—	—
Forward Currency Contracts—Assets	—	17	—
Forward Currency Contracts—Liabilities	—	(196)	—
Total	156,273	644,917	—
1 Represents variation margin on the last day of the reporting period.

International Dividend Appreciation Index Fund

E. At October 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	44	—	44
Unrealized Appreciation—Forward Currency Contracts	—	17	17
Variation Margin Payable—Futures Contracts	(14)	—	(14)
Unrealized Depreciation—Forward Currency Contracts	—	(196)	(196)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	723	—	723
Forward Currency Contracts	—	223	223
Realized Net Gain (Loss) on Derivatives	723	223	946

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	302	—	302
Forward Currency Contracts	—	(179)	(179)
Change in Unrealized Appreciation (Depreciation) on Derivatives	302	(179)	123

F. Distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2017, the fund realized $5,236,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $1,638,000 of ordinary income available for distribution. The fund had available capital losses totaling $2,215,000 that may be carried forward indefinitely to offset future net capital gains.

International Dividend Appreciation Index Fund

At October 31, 2017, the cost of investment securities for tax purposes was $734,768,000. Net unrealized appreciation of investment securities for tax purposes was $66,571,000, consisting of unrealized gains of $77,526,000 on securities that had risen in value since their purchase and $10,955,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2017, the fund purchased $560,193,000 of investment securities and sold $72,531,000 of investment securities, other than temporary cash investments. Purchases and sales include $381,372,000 and $30,237,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares[1]
Issued	9,682 [2]	418	6,530	295
Issued in Lieu of Cash Distributions	132	6	14	1
Redeemed	(5,115) [3]	(217)	(2,027)	(91)
Net Increase (Decrease)—Investor Shares	4,699	207	4,517	205
ETF Shares[1]
Issued	466,797[2]	7,770	148,546	2,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(34,447) [3]	(600)	—	—
Net Increase (Decrease)—ETF Shares	432,350	7,170	148,546	2,700
Admiral Shares[4]
Issued	87,013 [2]	3,053	84,631	3,156
Issued in Lieu of Cash Distributions	1,580	54	163	6
Redeemed	(31,127) [3]	(1,147)	(6,631)	(246)
Net Increase (Decrease)—Admiral Shares	57,466	1,960	78,163	2,916

1 Inception was February 25, 2016, for Investor and ETF Shares.
2 Includes purchase fees for fiscal 2017 of $252,000 (fund totals).
3 Net of redemption fees for fiscal 2017 of $18,000 (fund totals).
4 Inception was March 2, 2016, for Admiral Shares.

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VIHIX	VYMI	VIHAX
Expense Ratio[1]	0.42%	0.32%	0.32%

Portfolio Characteristics
			FTSE
			All-World
			ex US High
		Dividend Yield
		Fund	Index
Number of Stocks		898	856
Median Market Cap		$52.2B	$55.4B
Price/Earnings Ratio		14.6x	14.6x
Price/Book Ratio		1.6x	1.6x
Return on Equity		12.0%	12.0%
Earnings Growth Rate		1.6%	1.9%
Dividend Yield		4.0%	4.1%
Turnover Rate		8%	—
Short-Term Reserves		-0.2%	—

Sector Diversification (% of equity exposure)

		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Basic Materials	5.3%	5.3%
Consumer Goods	12.7	12.7
Consumer Services	4.6	4.5
Financials	37.7	37.6
Health Care	6.9	6.9
Industrials	8.5	8.5
Oil & Gas	9.8	9.8
Technology	3.5	3.5
Telecommunications	5.6	5.7
Utilities	5.4	5.5

Sector categories are based on the Industry Classification
Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

Ten Largest Holdings (% of total net assets)

Royal Dutch Shell plc	Integrated Oil & Gas	2.5%
Nestle SA	Food Products	2.5
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.9
HSBC Holdings plc	Banks	1.9
Novartis AG	Pharmaceuticals	1.9
Toyota Motor Corp.	Automobiles	1.6
Roche Holding AG	Pharmaceuticals	1.6
British American
Tobacco plc	Tobacco	1.4
BP plc	Integrated Oil & Gas	1.3
TOTAL SA	Integrated Oil & Gas	1.2
Top Ten		17.8%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares.

International High Dividend Yield Index Fund

Market Diversification (% of equity exposure)

		FTSE
		All-World
		ex US High
		Dividend
		Yield
	Fund	Index
Europe
United Kingdom	16.2%	16.2%
Switzerland	9.3	9.3
France	6.9	6.8
Germany	6.9	6.8
Spain	3.9	3.9
Italy	2.6	2.6
Netherlands	2.3	2.3
Sweden	2.0	2.1
Belgium	1.5	1.5
Finland	1.3	1.4
Other	1.5	1.5
Subtotal	54.4%	54.4%
Pacific
Australia	8.0%	8.0%
Japan	6.5	6.4
Hong Kong	2.1	2.1
Singapore	1.4	1.4
Other	0.9	0.8
Subtotal	18.9%	18.7%
Emerging Markets
Taiwan	5.3%	5.3%
China	5.0	5.0
Brazil	2.3	2.4
Russia	1.5	1.5
South Africa	1.3	1.4
Other	3.6	3.8
Subtotal	19.0%	19.4%
North America
Canada	7.2%	7.2%
Other	0.2	0.0
Subtotal	7.4%	7.2%
Middle East
Other	0.3%	0.3%

International High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 25, 2016, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International High Dividend Yield Index
Fund Investor Shares	21.32%	20.82%	$13,741
FTSE All-World ex US High Dividend
Yield Index	22.13	22.23	14,010
International Equity Income Funds
Average	19.06	16.35	12,897

International Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/25/2016)	Investment
International High Dividend Yield Index Fund
ETF Shares Net Asset Value	22.03%	21.31%	$13,834
International High Dividend Yield Index Fund
ETF Shares Market Price	21.92	21.52	13,873
FTSE All-World ex US High Dividend Yield
Index	22.13	22.23	14,010

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2017
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2016)	Investment
International High Dividend Yield Index Fund
Admiral Shares	21.44%	18.84%	$13,326
FTSE All-World ex US High Dividend Yield
Index	22.13	19.99	13,541

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2017

		Since
	One	Inception
	Year	(2/25/2016)
International High Dividend Yield Index Fund ETF
Shares Market Price	21.92%	38.73%
International High Dividend Yield Index Fund ETF
Shares Net Asset Value	22.03	38.34
FTSE All-World ex US High Dividend Yield Index	22.13	40.10

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): February 25, 2016, Through October 31, 2017

International High Dividend Yield Index Fund Investor Shares
FTSE All-World ex US High Dividend Yield Index

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.

International High Dividend Yield Index Fund

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	2/25/2016	20.53%	22.13%
Fee-Adjusted Returns		19.94	21.76
ETF Shares	2/25/2016
Market Price		20.34	22.52
Net Asset Value		20.63	22.26
Admiral Shares	3/2/2016	20.69	20.03
Fee-Adjusted Returns		20.09	19.66

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares. The
Fiscal-Year Total Returns chart is not adjusted for fees.

International High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (98.9%)[1]
Australia (7.9%)
Commonwealth Bank of
Australia	131,325	7,812
Westpac Banking Corp.	256,364	6,494
Australia & New Zealand
Banking Group Ltd.	221,881	5,092
National Australia Bank
Ltd.	202,176	5,066
BHP Billiton Ltd.	245,180	5,048
Wesfarmers Ltd.	84,704	2,713
Woolworths Ltd.	97,226	1,927
Macquarie Group Ltd.	23,493	1,772
Rio Tinto Ltd.	33,079	1,763
Transurban Group	154,260	1,434
Woodside Petroleum Ltd.	54,784	1,291
Amcor Ltd.	86,211	1,046
South32 Ltd.	399,718	1,044
Suncorp Group Ltd.	99,282	1,033
AGL Energy Ltd.	49,446	957
Brambles Ltd.	126,463	917
Insurance Australia
Group Ltd.	179,780	904
QBE Insurance Group Ltd.	107,310	880
AMP Ltd.	227,664	868
Aurizon Holdings Ltd.	155,122	616
ASX Ltd.	14,552	602
Sonic Healthcare Ltd.	34,521	577
APA Group	83,336	547
Caltex Australia Ltd.	20,598	541
LendLease Group	43,362	538
James Hardie Industries
plc	35,162	537
Boral Ltd.	88,456	485
Medibank Pvt Ltd.	203,861	480
Sydney Airport	85,120	464
Orica Ltd.	28,639	459
Challenger Ltd.	44,158	450
Incitec Pivot Ltd.	129,862	381

			Market
			Value•
		Shares	($000)
	Telstra Corp. Ltd.	140,146	380
	Bendigo & Adelaide Bank
	Ltd.	39,974	349
	Alumina Ltd.	191,604	344
	Qantas Airways Ltd.	70,250	332
	Bank of Queensland Ltd.	31,817	326
	Tatts Group Ltd.	100,393	321
	Downer EDI Ltd.	53,983	290
	CIMIC Group Ltd.	7,521	279
	Coca-Cola Amatil Ltd.	43,468	271
	Crown Resorts Ltd.	28,494	253
	Orora Ltd.	95,124	248
	Fortescue Metals Group
	Ltd.	68,247	243
	Tabcorp Holdings Ltd.	70,306	242
	Healthscope Ltd.	158,850	239
	IOOF Holdings Ltd.	27,891	230
	Magellan Financial Group
	Ltd.	11,048	205
	AusNet Services	149,043	202
	Macquarie Atlas Roads
	Group	39,719	181
	Flight Centre Travel Group
	Ltd.	4,307	154
	Adelaide Brighton Ltd.	30,776	146
	Perpetual Ltd.	3,923	146
	DuluxGroup Ltd.	25,767	146
	Metcash Ltd.	69,284	143
^	Harvey Norman Holdings
	Ltd.	48,071	139
	CSR Ltd.	36,451	133
	Fairfax Media Ltd.	155,613	131
	Sims Metal Management
	Ltd.	11,671	118
	Platinum Asset
	Management Ltd.	16,563	93
	Seven West Media Ltd.	119,905	62
	Computershare Ltd.	394	5
			61,089

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Austria (0.1%)
	Erste Group Bank AG	21,458	921
	Vienna Insurance Group
	AG Wiener Versicherung
	Gruppe	2,479	73
			994
Belgium (1.5%)
	Anheuser-Busch InBev SA	57,192	7,013
	KBC Group NV	20,561	1,708
	Solvay SA Class A	5,271	783
	Ageas	15,083	731
	Groupe Bruxelles Lambert
	SA	5,727	615
	Proximus SADP	10,042	334
*	Telenet Group Holding NV	3,895	269
	bpost SA	7,856	222
			11,675
Brazil (2.3%)
	Itau Unibanco Holding SA
	ADR	177,389	2,272
	Ambev SA ADR	262,752	1,663
	Banco Bradesco SA ADR	150,065	1,586
*	Petroleo Brasileiro SA
	ADR	106,178	1,088
	B3 SA - Brasil Bolsa
	Balcao	145,500	1,063
	Itausa - Investimentos
	Itau SA Preference
	Shares	284,835	913
	Banco do Brasil SA	80,590	848
	Banco Bradesco SA
	Preference Shares	77,372	820
	Ultrapar Participacoes
	SA	32,100	766
	Itau Unibanco Holding
	SA Preference Shares	56,720	729
	Kroton Educacional SA	113,910	626
	Banco Bradesco SA	57,289	574
	Ambev SA	74,800	478
	CCR SA	84,063	468
	BB Seguridade
	Participacoes SA	53,500	454
	Telefonica Brasil SA ADR	27,757	428
	Klabin SA	48,200	279
	Banco Santander Brasil
	SA	31,400	275
*	Petroleo Brasileiro SA	48,200	257
	Cia de Saneamento
	Basico do Estado de
	Sao Paulo	27,500	251
	CPFL Energia SA ADR	12,599	211
	Estacio Participacoes SA	20,200	181
*	Braskem SA Preference
	Shares	11,200	179
	Engie Brasil Energia SA	13,600	149

			Market
			Value•
		Shares	($000)
	Transmissora Alianca
	de Energia Eletrica SA	22,400	140
	Cosan SA Industria e
	Comercio	11,300	129
*	Petroleo Brasileiro SA
	Preference Shares	22,700	116
	Cia Energetica de
	Minas Gerais ADR	48,606	115
	Smiles Fidelidade SA	4,400	115
	Banco BTG Pactual SA	15,729	106
	Centrais Eletricas
	Brasileiras SA ADR	11,011	85
	EDP - Energias do
	Brasil SA	18,750	83
*	Braskem SA ADR	2,290	73
	Porto Seguro SA	6,100	67
	Telefonica Brasil SA
	Preference Shares	4,300	66
	Cia de Transmissao de
	Energia Eletrica Paulista
	Preference Shares	2,802	57
	Cia Energetica de Minas
	Gerais Preference
	Shares	19,400	46
	Cia Paranaense de
	Energia Preference
	Shares	4,700	36
	CPFL Energia SA	4,227	36
	Centrais Eletricas
	Brasileiras SA
	Preference Shares	4,300	33
	AES Tiete Energia SA	6,421	25
	Multiplus SA	1,900	22
	Cia Paranaense de
	Energia	2,400	16
	Cia de Gas de Sao Paulo
	COMGAS Preference
	Shares Class A	717	11
	Cia Energetica de Minas
	Gerais	4,400	10
	Cia Paranaense de
	Energia ADR	996	8
	Natura Cosmeticos SA	100	1
*	Cia Energetica de Minas
	Gerais - Cemig
	Preference Rights	2,017	1
*	Cia Energetica de Minas
	Gerais - Cemig Rights	699	—
	JBS SA	34	—
			17,955
Canada (7.1%)
	Royal Bank of Canada	109,422	8,555
	Toronto-Dominion Bank	140,111	7,965
	Bank of Nova Scotia	91,178	5,886
	Enbridge Inc.	123,360	4,741

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Bank of Montreal	48,757	3,735
	TransCanada Corp.	65,883	3,128
	Manulife Financial Corp.	149,466	3,005
	Canadian Imperial Bank of
	Commerce	32,377	2,850
	Sun Life Financial Inc.	45,836	1,785
	Rogers Communications
	Inc. Class B	26,579	1,379
	Pembina Pipeline Corp.	38,301	1,266
	National Bank of Canada	24,930	1,210
	Fortis Inc.	31,075	1,144
	Agrium Inc.	10,237	1,114
	BCE Inc.	23,187	1,071
	Thomson Reuters Corp.	21,890	1,024
	Shaw Communications Inc.
	Class B	33,491	765
	Power Corp. of Canada	28,614	734
	Great-West Lifeco Inc.	20,993	584
	Inter Pipeline Ltd.	28,491	580
	TELUS Corp.	15,457	560
	Power Financial Corp.	16,821	471
	CI Financial Corp.	18,936	421
2	Hydro One Ltd.	21,434	379
	Canadian Utilities Ltd.
	Class A	9,771	295
	IGM Financial Inc.	7,929	279
			54,926
Chile (0.2%)
	Enel Americas SA ADR	39,364	417
	Banco Santander Chile
	ADR	12,804	401
	Banco de Chile	1,988,683	305
	Enel Generacion Chile
	SA ADR	8,453	219
	Enel Chile SA	1,350,884	157
	Colbun SA	441,379	104
	Aguas Andinas SA
	Class A	159,906	104
	AES Gener SA	191,782	66
	Enel Americas SA	207,067	45
	Banco de Credito e
	Inversiones	1	—
			1,818
China (4.9%)
	China Construction
	Bank Corp.	6,780,000	6,059
	Industrial & Commercial
	Bank of China Ltd.	5,898,000	4,693
	China Mobile Ltd.	396,500	3,988
	Bank of China Ltd.	5,708,000	2,853
	CNOOC Ltd.	1,187,000	1,621
	China Petroleum &
	Chemical Corp.	1,909,000	1,402

			Market
			Value•
		Shares	($000)
	China Merchants Bank
	Co. Ltd.	283,000	1,081
	China Overseas Land &
	Investment Ltd.	280,000	909
	Agricultural Bank of
	China Ltd.	1,929,000	909
*	China Evergrande Group	218,000	841
	PICC Property & Casualty
	Co. Ltd.	346,000	687
	Country Garden Holdings
	Co. Ltd.	407,000	645
	China Shenhua Energy
	Co. Ltd.	257,000	615
	China Resources Land
	Ltd.	204,000	609
	Hengan International
	Group Co. Ltd.	54,429	537
	Bank of Communications
	Co. Ltd.	598,000	451
	Guangzhou Automobile
	Group Co. Ltd.	172,000	428
	ANTA Sports Products
	Ltd.	94,000	420
	China CITIC Bank Corp.
	Ltd.	634,320	409
	China Minsheng Banking
	Corp. Ltd.	402,500	390
	China Vanke Co. Ltd.	100,608	358
	Shenzhou International
	Group Holdings Ltd.	41,900	358
	China Merchants Port
	Holdings Co. Ltd.	106,000	332
	Kingboard Chemical
	Holdings Ltd.	55,500	329
	Lenovo Group Ltd.	566,000	328
	Guangdong Investment
	Ltd.	210,000	304
	China Cinda Asset
	Management Co. Ltd.	777,000	302
	China Resources Power
	Holdings Co. Ltd.	154,000	296
	Great Wall Motor Co. Ltd.	229,500	290
	Longfor Properties Co.
	Ltd.	107,000	250
	Huaneng Power
	International Inc.	364,000	243
	Beijing Enterprises
	Holdings Ltd.	40,000	238
2	China Huarong Asset
	Management Co. Ltd.	477,000	224
	Shimao Property Holdings
	Ltd.	95,500	200
	China Everbright Ltd.	82,000	195

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	China Jinmao Holdings
	Group Ltd.	392,000	176
	Guangzhou R&F
	Properties Co. Ltd.	80,000	171
	Sinopec Shanghai
	Petrochemical Co. Ltd.	282,000	168
	Far East Horizon Ltd.	168,000	167
	Jiangsu Expressway Co.
	Ltd.	108,000	166
	COSCO SHIPPING Ports
	Ltd.	142,000	165
	Agile Group Holdings Ltd.	104,000	152
2	Fuyao Glass Industry
	Group Co. Ltd.	36,800	140
	Sino-Ocean Group
	Holding Ltd.	214,000	140
2	BAIC Motor Corp. Ltd.	115,500	135
	Lee & Man Paper
	Manufacturing Ltd.	110,000	134
	Zhejiang Expressway Co.
	Ltd.	104,000	129
2	Dali Foods Group Co. Ltd.	161,000	125
	Chongqing Changan
	Automobile Co. Ltd.
	Class B	93,300	122
	Chongqing Rural
	Commercial Bank Co.
	Ltd.	172,000	117
	Kingboard Laminates
	Holdings Ltd.	63,500	107
	China Everbright Bank
	Co. Ltd.	203,000	96
	KWG Property Holding
	Ltd.	96,500	96
	Shanghai Industrial
	Holdings Ltd.	30,000	92
	China Resources
	Cement Holdings Ltd.	134,000	91
	Shenzhen International
	Holdings Ltd.	46,500	89
	Yuexiu Property Co. Ltd.	424,000	82
	Shenzhen Investment Ltd.	170,000	76
	Shandong Chenming
	Paper Holdings Ltd.
	Class B	40,300	73
	China Power International
	Development Ltd.	226,000	72
	SOHO China Ltd.	123,500	72
2	Sinopec Engineering
	Group Co. Ltd.	83,000	71
*	Datang International
	Power Generation Co.
	Ltd.	206,000	69

		Market
		Value•
	Shares	($000)
China South City
Holdings Ltd.	220,000	61
Shenzhen Expressway
Co. Ltd.	60,000	61
Lao Feng Xiang Co. Ltd.
Class B	16,300	61
China Zhongwang
Holdings Ltd.	102,400	60
Huadian Power
International Corp. Ltd.	134,000	56
Xinhua Winshare
Publishing and Media
Co. Ltd.	60,000	52
China Machinery
Engineering Corp.	84,000	51
Huadian Fuxin Energy
Corp. Ltd.	190,000	49
Sinotrans Ltd.	98,000	47
Beijing Jingneng Clean
Energy Co. Ltd.	122,000	34
China Dongxiang Group
Co. Ltd.	145,000	27
Xinjiang Goldwind
Science & Technology
Co. Ltd.	18,720	24
CSG Holding Co. Ltd.
Class B	34,960	22
Yantai Changyu Pioneer
Wine Co. Ltd. Class B	8,300	21
Bosideng International
Holdings Ltd.	240,000	21
2 Red Star Macalline
Group Corp. Ltd.	17,400	21
Anhui Expressway Co.
Ltd.	18,000	14
Guangdong Electric
Power Development
Co. Ltd. Class B	31,400	14
Weifu High-Technology
Group Co. Ltd. Class B	5,500	13
Jiangling Motors Corp.
Ltd. Class B	4,000	8
Inner Mongolia Yitai
Coal Co. Ltd. Class B	100	—
		37,804
Colombia (0.1%)
^ Ecopetrol SA ADR	28,194	313
Bancolombia SA ADR	8,044	304
Interconexion Electrica
SA ESP	26,928	118
Almacenes Exito SA	15,070	81
Grupo Aval Acciones y
Valores SA ADR	7,552	63

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Grupo Aval Acciones y
	Valores Preference
	Shares	144,817	60
	Ecopetrol SA	19,170	10
	Bancolombia SA
	Preference Shares	306	3
			952
Czech Republic (0.1%)
	CEZ AS	14,126	310
	Komercni banka as	5,704	245
2	Moneta Money Bank AS	35,515	122
	O2 Czech Republic AS	1,912	23
			700
Denmark (0.3%)
	Danske Bank A/S	53,664	2,048
	Tryg A/S	8,349	199
			2,247
Egypt (0.0%)
	Egyptian Financial Group-
	Hermes Holding Co.	50,367	67
	Telecom Egypt Co.	45,428	33
	ElSewedy Electric Co.	4,115	27
			127
Finland (1.3%)
	Nokia Oyj	428,742	2,109
	Sampo Oyj Class A	35,078	1,836
	Kone Oyj Class B	28,473	1,541
	UPM-Kymmene Oyj	39,799	1,195
	Fortum Oyj	32,107	681
	Stora Enso Oyj	42,767	668
	Neste Oyj	9,545	531
	Nokian Renkaat Oyj	9,786	449
	Elisa Oyj	10,394	418
	Metso Oyj	8,661	315
	Orion Oyj Class B	7,606	312
	Kesko Oyj Class B	5,241	268
			10,323
France (6.8%)
	TOTAL SA	166,023	9,254
	Sanofi	82,280	7,791
	BNP Paribas SA	81,180	6,336
	AXA SA	142,499	4,302
	Schneider Electric SE	39,404	3,462
	Societe Generale SA	55,207	3,073
	Orange SA	145,142	2,384
^	Engie SA	123,228	2,083
	Vivendi SA	79,302	1,969
	Cie Generale des
	Etablissements Michelin	13,235	1,916
	Credit Agricole SA	86,663	1,513
	Renault SA	13,032	1,292
	Veolia Environnement SA	36,591	867
	Carrefour SA	41,408	833

			Market
			Value•
		Shares	($000)
	Bouygues SA	15,238	731
	Edenred	17,590	507
	Natixis SA	64,221	504
	Suez	27,703	487
	SCOR SE	11,499	477
	Electricite de France SA	35,717	467
	SES SA Class A	26,160	426
2	Amundi SA	3,813	323
	Eutelsat Communications
	SA	12,866	322
	Lagardere SCA	9,412	310
	CNP Assurances	11,306	263
	Casino Guichard
	Perrachon SA	4,415	252
	Euler Hermes Group	1,068	124
*	TechnipFMC plc	2,008	55
			52,323
Germany (6.8%)
	Siemens AG	57,341	8,236
	Allianz SE	33,509	7,823
	BASF SE	68,859	7,530
	Daimler AG	72,393	6,044
	Deutsche Telekom AG	242,937	4,399
	Deutsche Post AG	71,948	3,298
	Bayerische Motoren
	Werke AG	25,795	2,646
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG in
	Muenchen	10,121	2,272
	E.ON SE	156,226	1,850
	Vonovia SE	36,344	1,606
	Porsche Automobil
	Holding SE Preference
	Shares	11,556	846
	ProSiebenSat.1 Media SE	17,722	624
	Deutsche Lufthansa AG	18,066	580
	Hannover Rueck SE	4,608	580
	LEG Immobilien AG	4,857	495
2	Innogy SE	9,501	442
	Evonik Industries AG	11,952	435
	HUGO BOSS AG	4,738	424
	Uniper SE	14,910	419
	Telefonica Deutschland
	Holding AG	54,243	277
	MAN SE	2,394	265
	Axel Springer SE	3,598	242
*	Metro Wholesale & Food
	Specialist AG	12,677	240
	RTL Group SA	3,002	223
	Bayerische Motoren
	Werke AG Preference
	Shares	2,328	204
	METRO AG	12,797	167

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Talanx AG	3,017	119
*	Commerzbank AG	6	—
			52,286
Greece (0.0%)
	OPAP SA	18,516	208
	Motor Oil Hellas Corinth
	Refineries SA	3,419	82
	Hellenic Petroleum SA	1,863	16
			306
Hong Kong (2.1%)
	Sun Hung Kai Properties
	Ltd.	107,000	1,750
*	CK Asset Holdings Ltd.	200,500	1,650
	Hang Seng Bank Ltd.	55,300	1,311
	BOC Hong Kong Holdings
	Ltd.	271,000	1,291
	CLP Holdings Ltd.	122,500	1,247
	Power Assets Holdings
	Ltd.	101,429	879
	Wharf Holdings Ltd.	94,000	856
	Sands China Ltd.	176,400	832
2	WH Group Ltd.	628,139	637
	MTR Corp. Ltd.	104,500	606
	New World Development
	Co. Ltd.	406,000	605
	CK Infrastructure
	Holdings Ltd.	47,500	414
	Swire Pacific Ltd. Class A	41,000	405
	Sino Land Co. Ltd.	222,000	383
	Hang Lung Properties
	Ltd.	164,000	377
	Want Want China
	Holdings Ltd.	433,929	355
	Wynn Macau Ltd.	116,400	299
	Hysan Development
	Co. Ltd.	57,000	275
	Minth Group Ltd.	50,000	270
	Li & Fung Ltd.	416,000	210
	NWS Holdings Ltd.	101,000	204
	Yue Yuen Industrial
	Holdings Ltd.	51,500	197
	Hopewell Holdings Ltd.	47,000	181
	Kerry Properties Ltd.	40,000	180
	PCCW Ltd.	284,000	157
	VTech Holdings Ltd.	9,900	141
	Xinyi Glass Holdings Ltd.	136,000	132
	Television Broadcasts Ltd.	22,000	83
2	BOC Aviation Ltd.	14,900	80
	Xinyi Solar Holdings Ltd.	206,800	72
	Cafe de Coral
	Holdings Ltd.	16,000	49
	SA Sa International
	Holdings Ltd.	132,000	48

		Market
		Value•
	Shares	($000)
Hutchison
Telecommunications
Hong Kong Holdings
Ltd.	120,000	43
Lifestyle International
Holdings Ltd.	25,000	34
Hopewell Highway
Infrastructure Ltd.	31,500	20
Texwinca Holdings Ltd.	14,000	8
ASM Pacific Technology
Ltd.	2	—
		16,281
Hungary (0.1%)
MOL Hungarian Oil &
Gas plc	34,560	414
Magyar Telekom
Telecommunications
plc	13,006	22
		436
India (0.4%)
Oil & Natural Gas
Corp. Ltd.	238,503	705
Indian Oil Corp. Ltd.	80,447	517
Indiabulls Housing
Finance Ltd.	23,814	458
Coal India Ltd.	99,882	442
Bharti Infratel Ltd.	59,651	408
Hindustan Petroleum
Corp. Ltd.	45,387	313
NMDC Ltd.	69,825	138
Rural Electrification
Corp. Ltd.	44,378	119
Power Finance Corp. Ltd.	48,203	104
Oil India Ltd.	15,398	88
NHPC Ltd.	139,100	61
Mphasis Ltd.	4,984	53
Bank of Baroda	17,699	46
2 InterGlobe Aviation Ltd.	1,863	36
Great Eastern Shipping
Co. Ltd.	1,629	10
		3,498
Indonesia (0.2%)
Telekomunikasi Indonesia
Persero Tbk PT	3,740,100	1,116
Indocement Tunggal
Prakarsa Tbk PT	115,399	191
Tambang Batubara
Bukit Asam Persero
Tbk PT	81,900	69
Media Nusantara
Citra Tbk PT	535,900	62
		1,438

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
Ireland (0.1%)
	Bank of Ireland Group plc	70,932	556

Israel (0.3%)
	Bank Hapoalim BM	92,079	652
	Teva Pharmaceutical
	Industries Ltd.	29,827	411
	Bezeq The Israeli
	Telecommunication
	Corp. Ltd.	201,887	301
	Mizrahi Tefahot Bank Ltd.	11,670	211
	Israel Chemicals Ltd.	48,389	202
	Paz Oil Co. Ltd.	850	139
	Gazit-Globe Ltd.	12,055	115
	First International Bank
	Of Israel Ltd.	4,998	95
	Delek Automotive
	Systems Ltd.	8,513	64
	Harel Insurance
	Investments & Financial
	Services Ltd.	8,803	60
	Shikun & Binui Ltd.	22,868	54
	Amot Investments Ltd.	5,756	34
	Delek Group Ltd.	6	1
			2,339
Italy (2.6%)
	Enel SPA	582,457	3,612
	Intesa Sanpaolo SPA
	(Registered)	970,472	3,263
*	UniCredit SPA	168,483	3,220
	Eni SPA	187,782	3,070
	Assicurazioni Generali
	SPA	98,721	1,797
	Atlantia SPA	40,427	1,318
	Snam SPA	171,589	876
	Terna Rete Elettrica
	Nazionale SPA	107,840	650
	Mediobanca SPA	44,258	485
	Telecom Italia SPA
	(Bearer)	515,286	366
	Unione di Banche
	Italiane SPA	73,139	343
	FinecoBank Banca
	Fineco SPA	31,144	291
2	Poste Italiane SPA	34,696	253
	Intesa Sanpaolo SPA	74,540	235
	Italgas SPA	39,655	232
	UnipolSai Assicurazioni
	SPA	69,775	159
	Banca Mediolanum SPA	16,273	139
			20,309
Japan (6.4%)
	Toyota Motor Corp.	197,200	12,232
	Sumitomo Mitsui
	Financial Group Inc.	101,000	4,046

			Market
			Value•
		Shares	($000)
	Mizuho Financial Group
	Inc.	1,914,700	3,479
	Takeda Pharmaceutical
	Co. Ltd.	57,000	3,214
	Japan Tobacco Inc.	90,500	2,996
	Canon Inc.	77,500	2,911
	Mitsui & Co. Ltd.	125,300	1,871
	ITOCHU Corp.	105,100	1,841
	ORIX Corp.	97,100	1,670
	Subaru Corp.	45,800	1,582
	Nissan Motor Co. Ltd.	145,000	1,410
	JXTG Holdings Inc.	237,705	1,228
	Sumitomo Corp.	83,800	1,212
	Japan Post Holdings Co.
	Ltd.	102,752	1,189
	Sumitomo Mitsui Trust
	Holdings Inc.	29,700	1,172
	Daito Trust Construction
	Co. Ltd.	6,000	1,049
	Resona Holdings Inc.	164,100	887
	Sekisui House Ltd.	42,429	793
	Marubeni Corp.	111,500	748
	Daiwa Securities Group
	Inc.	119,000	746
	Ricoh Co. Ltd.	52,400	486
	Japan Post Bank Co. Ltd.	33,800	428
	Aozora Bank Ltd.	9,500	372
	Japan Airlines Co. Ltd.	9,000	308
	Sojitz Corp.	98,500	297
	Chugoku Electric Power
	Co. Inc.	25,429	284
	Showa Shell Sekiyu KK	11,700	138
	Leopalace21 Corp.	17,800	133
	Aoyama Trading Co. Ltd.	3,300	122
	Hokuriku Electric Power
	Co.	12,500	110
	Sankyo Co. Ltd.	3,300	107
^	Sanrio Co. Ltd.	5,600	93
	Tokai Tokyo Financial
	Holdings Inc.	12,500	82
	Senshu Ikeda Holdings
	Inc.	19,800	76
	Autobacs Seven Co. Ltd.	3,800	65
	Hitachi Capital Corp.	2,500	61
	Matsui Securities Co. Ltd.	4,200	35
	Honda Motor Co. Ltd.	1	—
	Mitsubishi UFJ Financial
	Group Inc.	2	—
			49,473
Malaysia (0.6%)
	Tenaga Nasional Bhd.	305,900	1,084
	Malayan Banking Bhd.	446,500	976
	CIMB Group Holdings
	Bhd.	489,100	709
	Axiata Group Bhd.	337,100	429

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	DiGi.Com Bhd.	274,900	325
	Maxis Bhd.	211,200	297
	Telekom Malaysia Bhd.	109,600	164
	AMMB Holdings Bhd.	154,200	156
2	Astro Malaysia Holdings
	Bhd.	162,500	108
	YTL Corp. Bhd.	355,368	107
	HAP Seng Consolidated
	Bhd.	33,900	74
	British American Tobacco
	Malaysia Bhd.	7,700	71
	Alliance Financial Group
	Bhd.	74,300	65
	Westports Holdings Bhd.	73,500	64
	YTL Power International
	Bhd.	175,848	54
	KLCCP Stapled Group	22,600	43
	Berjaya Sports Toto Bhd.	38,300	22
			4,748
Mexico (0.3%)
	Wal-Mart de Mexico
	SAB de CV	397,400	888
	Grupo Aeroportuario
	del Pacifico SAB de
	CV Class B	33,900	322
	Infraestructura Energetica
	Nova SAB de CV	45,100	230
	Grupo Financiero
	Santander Mexico SAB
	de CV Class B	128,900	217
	Kimberly-Clark de Mexico
	SAB de CV Class A	60,900	105
	Gentera SAB de CV	103,100	104
	Grupo Aeroportuario del
	Centro Norte SAB de
	CV Class B	17,000	86
	Alpek SAB de CV	13,200	14
			1,966
Netherlands (2.3%)
	Unilever NV	114,886	6,674
	ING Groep NV	292,479	5,405
	Koninklijke DSM NV	13,416	1,144
	NN Group NV	25,709	1,077
2	ABN AMRO Group NV	30,892	954
	Koninklijke KPN NV	241,853	832
	Aegon NV	129,357	764
	Randstad Holding NV	7,880	485
	Boskalis Westminster	6,323	226
			17,561
New Zealand (0.2%)
	Spark New Zealand Ltd.	141,000	355
	Fletcher Building Ltd.	59,422	300
	Contact Energy Ltd.	58,243	229
	Meridian Energy Ltd.	102,012	199

			Market
			Value•
		Shares	($000)
	SKYCITY Entertainment
	Group Ltd.	44,358	118
	Mercury NZ Ltd.	38,391	87
	Air New Zealand Ltd.	26,566	60
			1,348
Norway (0.8%)
	DNB ASA	81,790	1,578
^	Statoil ASA	72,632	1,476
^	Telenor ASA	50,752	1,078
	Yara International ASA	13,215	628
	Marine Harvest ASA	30,629	598
^	Orkla ASA	57,465	563
	Gjensidige Forsikring ASA	12,514	235
	Aker BP ASA	7,064	163
			6,319
Other (0.0%) [3]
*	Banco Santander Rights
	(Temporary Line)	7,946	54
*,4	New Europe Property
	Investments plc
	(Temporary Line)	13,919	—
*,4	Rockcastle Global Real
	Estate Co. Ltd.
	(Temporary Line)	20,487	—
			54
Pakistan (0.0%)
	Oil & Gas Development
	Co. Ltd.	74,800	102
	Pakistan Petroleum Ltd.	43,200	74
	Habib Bank Ltd.	8,875	13
	National Bank of Pakistan	7,000	3
			192
Philippines (0.1%)
	PLDT Inc.	8,750	290
	Aboitiz Power Corp.	176,000	145
	Manila Electric Co.	21,190	120
	Semirara Mining & Power
	Corp. Class A	90,120	74
	DMCI Holdings Inc.	245,100	73
	Globe Telecom Inc.	1,545	61
	Energy Development Corp.	74,488	8
			771
Poland (0.2%)
	Powszechny Zaklad
	Ubezpieczen SA	43,152	557
	Bank Pekao SA	12,017	393
	Polskie Gornictwo
	Naftowe i Gazownictwo
	SA	135,170	248
	Asseco Poland SA	5,379	70
	Bank Handlowy w
	Warszawie SA	3,347	68
	Synthos SA	18,447	25

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Budimex SA	461	24
*	Ciech SA	995	17
*	Orange Polska SA	65	—
			1,402
Portugal (0.2%)
	Galp Energia SGPS SA	39,058	726
	EDP - Energias de
	Portugal SA	169,148	603
			1,329
Qatar (0.2%)
	Industries Qatar QSC	12,382	325
	Masraf Al Rayan QSC	31,562	310
	Ooredoo QSC	8,598	203
	Qatar Islamic Bank SAQ	5,992	159
*	Commercial Bank QSC	19,522	141
	Doha Bank QSC	16,287	126
	Qatar Electricity & Water
	Co. QSC	2,392	120
	Barwa Real Estate Co.	7,107	59
	Al Meera Consumer
	Goods Co. QSC	514	20
	Qatar Navigation QSC	889	13
	United Development Co.
	QSC	275	1
			1,477
Russia (1.5%)
	Sberbank of Russia
	PJSC	678,860	2,250
	Lukoil PJSC ADR	30,999	1,647
	Gazprom PJSC ADR	331,606	1,424
	Tatneft PJSC ADR	20,221	910
	Magnit PJSC GDR	23,442	663
	MMC Norilsk Nickel
	PJSC ADR	31,168	574
	Rosneft Oil Co. PJSC
	GDR	89,073	488
	Sberbank of Russia
	PJSC ADR	31,430	451
	Mobile TeleSystems
	PJSC ADR	40,198	426
	Gazprom PJSC	138,565	298
	Surgutneftegas OAO
	Preference Shares	540,829	268
	LUKOIL PJSC	4,695	249
	Alrosa PJSC	176,800	227
	Severstal PJSC GDR	13,797	210
	Moscow Exchange
	MICEX-RTS PJSC	99,501	201
	PhosAgro PJSC GDR	10,445	144
	Novolipetsk Steel PJSC	62,310	142
	Inter RAO UES PJSC	2,185,000	134
	RusHydro PJSC	7,805,000	109
	MegaFon PJSC GDR	8,938	93
	Aeroflot PJSC	23,600	73

		Market
		Value•
	Shares	($000)
Magnitogorsk Iron &
Steel Works PJSC	76,400	58
Federal Grid Co. Unified
Energy System PJSC 19,870,000		54
Bashneft PAO
Preference Shares	2,064	53
Sistema PJSC FC GDR	11,115	52
Rostelecom PJSC ADR	7,115	50
Rostelecom PJSC	35,080	41
LSR Group PJSC GDR	14,090	41
ROSSETI PJSC	2,214,653	36
Mosenergo PJSC	490,000	26
Acron PJSC	266	16
Unipro PJSC	369,000	16
		11,424
Singapore (1.4%)
DBS Group Holdings Ltd.	136,300	2,276
Oversea-Chinese Banking
Corp. Ltd.	245,800	2,147
United Overseas Bank
Ltd.	95,300	1,722
Singapore
Telecommunications
Ltd.	550,000	1,514
Keppel Corp. Ltd.	104,500	575
Singapore Exchange Ltd.	71,829	404
Singapore Airlines Ltd.	39,800	300
Venture Corp. Ltd.	19,700	282
Singapore Press Holdings
Ltd.	142,000	281
Singapore Technologies
Engineering Ltd.	107,800	275
ComfortDelGro Corp. Ltd.	162,600	241
SATS Ltd.	54,800	189
Golden Agri-Resources
Ltd.	551,700	160
Hutchison Port Holdings
Trust	365,800	157
Yangzijiang Shipbuilding
Holdings Ltd.	133,800	155
Singapore Post Ltd.	127,900	120
StarHub Ltd.	34,200	66
M1 Ltd.	32,800	43
SIA Engineering Co. Ltd.	7,500	18
		10,925
South Africa (1.3%)
Sasol Ltd.	42,209	1,233
MTN Group Ltd.	136,135	1,182
Standard Bank Group Ltd.	93,685	1,088
FirstRand Ltd.	240,687	874
Sanlam Ltd.	127,070	636
Barclays Africa Group Ltd.	51,896	514
Vodacom Group Ltd.	44,609	485
Bidvest Group Ltd.	26,928	327

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Woolworths Holdings Ltd.	80,651	322
	Nedbank Group Ltd.	16,322	239
	Mr Price Group Ltd.	18,813	233
	Life Healthcare Group
	Holdings Ltd.	124,133	230
	RMB Holdings Ltd.	50,270	222
	Netcare Ltd.	114,584	202
	Truworths International
	Ltd.	35,019	187
	Sibanye Gold Ltd.	136,966	177
	Imperial Holdings Ltd.	12,311	176
	AVI Ltd.	25,197	176
	SPAR Group Ltd.	14,604	172
	Rand Merchant Investment
	Holdings Ltd.	61,149	171
	Investec Ltd.	22,557	154
	Exxaro Resources Ltd.	13,148	134
	Barloworld Ltd.	13,505	127
	Telkom SA SOC Ltd.	31,879	119
	MMI Holdings Ltd.	88,743	118
	Coronation Fund
	Managers Ltd.	22,345	113
	Kumba Iron Ore Ltd.	4,187	80
	Liberty Holdings Ltd.	9,172	72
	African Rainbow
	Minerals Ltd.	7,740	68
	AECI Ltd.	8,576	64
	Assore Ltd.	2,897	63
	JSE Ltd.	6,522	62
	Reunert Ltd.	12,279	60
	Omnia Holdings Ltd.	5,252	54
	Tongaat Hulett Ltd.	5,720	47
	Santam Ltd.	1,857	33
	Oceana Group Ltd.	956	6
	Foschini Group Ltd.	268	3
			10,223
South Korea (0.6%)
	KT&G Corp.	8,320	788
	Woori Bank	39,275	575
	SK Telecom Co. Ltd. ADR	15,653	409
	Korea Electric Power Corp.	10,962	384
	S-Oil Corp.	3,120	359
	Coway Co. Ltd.	4,116	358
	Hyundai Motor Co. 2nd
	Preference Shares	3,193	322
^	Korea Electric Power Corp.
	ADR	18,174	320
	Industrial Bank of Korea	20,871	286
	Dongbu Insurance Co. Ltd.	3,837	241
	Hyundai Marine & Fire
	Insurance Co. Ltd.	4,435	180
	DGB Financial Group Inc.	14,680	137
	Hanwha Life Insurance
	Co. Ltd.	18,555	131
	Samsung Card Co. Ltd.	3,869	127

			Market
			Value•
		Shares	($000)
	NH Investment &
	Securities Co. Ltd.	9,762	122
	Hyundai Motor Co.
	Preference Shares	1,246	114
	Doosan Corp.	608	73
	Hite Jinro Co. Ltd.	1,211	29
	Samsung Fire & Marine
	Insurance Co. Ltd.
	Preference Shares	104	17
	Doosan Heavy Industries
	& Construction Co. Ltd.	172	3
			4,975
Spain (3.9%)
	Banco Santander SA	1,190,262	8,069
	Banco Bilbao Vizcaya
	Argentaria SA	509,483	4,455
	Telefonica SA	337,299	3,537
	Iberdrola SA	421,644	3,407
	Repsol SA	88,736	1,663
^	CaixaBank SA	268,424	1,256
^	Abertis Infraestructuras
	SA	45,909	993
	Banco de Sabadell SA	417,745	836
	Ferrovial SA	36,904	802
	Red Electrica Corp. SA	32,445	718
	ACS Actividades de
	Construccion y
	Servicios SA	17,780	701
	Endesa SA	23,718	543
	Enagas SA	17,367	500
	Gas Natural SDG SA	22,670	485
	Bankinter SA	50,131	473
	Bankia SA	83,143	397
	Mapfre SA	75,682	248
	Distribuidora Internacional
	de Alimentacion SA	45,412	222
	Acerinox SA	11,216	161
	Mediaset Espana
	Comunicacion SA	14,056	153
	Zardoya Otis SA	12,817	139
	Acciona SA	1,606	133
*	Ferrovial SA Rights	36,904	18
			29,909
Sweden (2.0%)
	Nordea Bank AB	239,949	2,900
	Swedbank AB Class A	79,378	1,970
	Hennes & Mauritz AB
	Class B	72,559	1,821
	Investor AB Class B	33,466	1,658
	Svenska Handelsbanken
	AB Class A	109,447	1,569
	Skandinaviska Enskilda
	Banken AB Class A	106,016	1,307
	Telia Co. AB	192,598	891
	SKF AB	28,283	657

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Industrivarden AB Class A	24,079	653
Skanska AB Class B	27,028	593
Swedish Match AB	14,805	558
Kinnevik AB	16,745	549
Tele2 AB	26,214	334
ICA Gruppen AB	5,729	211
Industrivarden AB	2,893	74
Svenska Handelsbanken
AB Class B	2,289	33
Skandinaviska Enskilda
Banken AB	1,624	20
SKF AB Class A	821	19
		15,817
Switzerland (9.2%)
Nestle SA	233,468	19,644
Novartis AG	177,373	14,630
Roche Holding AG	52,097	12,041
UBS Group AG	260,445	4,431
ABB Ltd.	145,190	3,792
Zurich Insurance
Group AG	11,175	3,410
Credit Suisse Group AG	190,601	3,004
Swiss Re AG	23,315	2,194
LafargeHolcim Ltd.	36,225	2,045
Adecco Group AG	12,786	1,014
SGS SA	380	938
Swiss Life Holding AG	2,425	843
Swisscom AG	1,668	843
Kuehne & Nagel
International AG	3,765	658
Baloise Holding AG	3,634	573
Swiss Prime Site AG	5,644	482
PSP Swiss Property AG	3,341	294
Helvetia Holding AG	518	278
Pargesa Holding SA	2,689	225
Banque Cantonale Vaudoise	165	119
		71,458
Taiwan (5.2%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	1,811,600	14,645
Hon Hai Precision
Industry Co. Ltd.	1,133,000	4,211
MediaTek Inc.	110,000	1,252
Formosa Plastics Corp.	365,000	1,113
Nan Ya Plastics Corp.	424,000	1,046
Cathay Financial Holding
Co. Ltd.	597,000	986
Fubon Financial Holding
Co. Ltd.	545,000	869
CTBC Financial Holding
Co. Ltd.	1,349,120	864
Formosa Chemicals &
Fibre Corp.	269,000	817
Delta Electronics Inc.	164,200	790

			Market
			Value•
		Shares	($000)
	Uni-President
	Enterprises Corp.	362,000	756
	Chunghwa Telecom
	Co. Ltd. ADR	21,417	729
	Mega Financial Holding
	Co. Ltd.	848,000	667
	Catcher Technology
	Co. Ltd.	55,000	585
	First Financial Holding
	Co. Ltd.	804,453	519
	Advanced
	Semiconductor
	Engineering Inc. ADR	77,477	477
	Quanta Computer Inc.	197,000	464
	Taiwan Mobile Co. Ltd.	116,000	414
	Asustek Computer Inc.	46,996	407
	United Microelectronics
	Corp. ADR	151,897	395
	Yuanta Financial Holding
	Co. Ltd.	857,000	381
	Pegatron Corp.	144,000	373
	Formosa Petrochemical
	Corp.	102,000	357
	Hua Nan Financial
	Holdings Co. Ltd.	646,274	354
	President Chain Store
	Corp.	39,000	351
	Hotai Motor Co. Ltd.	28,000	325
	Taishin Financial
	Holding Co. Ltd.	708,734	310
	China Development
	Financial Holding Corp.	1,006,000	308
	Cheng Shin Rubber
	Industry Co. Ltd.	154,996	306
	Foxconn Technology
	Co. Ltd.	91,190	291
	Far Eastern New
	Century Corp.	333,000	286
^	AU Optronics Corp.
	ADR	69,400	285
	Taiwan Cement Corp.	239,000	266
	Siliconware Precision
	Industries Co. Ltd. ADR	33,548	264
	Pou Chen Corp.	207,000	261
	Far EasTone
	Telecommunications
	Co. Ltd.	111,000	261
	Lite-On Technology Corp.	182,194	257
	SinoPac Financial
	Holdings Co. Ltd.	783,373	240
	Compal Electronics Inc.	321,000	236
	Chunghwa Telecom
	Co. Ltd.	65,000	222

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
	Novatek Microelectronics
	Corp.	54,000	200
	Inventec Corp.	254,998	198
	Eclat Textile Co. Ltd.	15,200	182
	Asia Cement Corp.	195,000	174
	Wistron Corp.	201,793	169
	Nanya Technology Corp.	53,000	144
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	3,060	130
	Realtek Semiconductor
	Corp.	34,000	128
	Feng TAY Enterprise
	Co. Ltd.	27,000	122
	Teco Electric and
	Machinery Co. Ltd.	128,000	120
	Advanced Semiconductor
	Engineering Inc.	91,342	110
	Vanguard International
	Semiconductor Corp.	57,000	108
	Chicony Electronics Co.
	Ltd.	42,160	106
	Synnex Technology
	International Corp.	75,000	95
	Eternal Materials Co. Ltd.	81,936	83
	Taiwan Fertilizer Co. Ltd.	63,000	82
*	China Airlines Ltd.	200,000	82
	Capital Securities Corp.	176,000	61
	Formosa Taffeta Co. Ltd.	59,000	61
	Cheng Uei Precision
	Industry Co. Ltd.	35,000	57
	Taiwan Secom Co. Ltd.	16,000	47
	United Microelectronics
	Corp.	91,000	47
	Transcend Information Inc.	16,000	45
	Feng Hsin Steel Co. Ltd.	23,000	40
	U-Ming Marine Transport
	Corp.	24,000	28
	China Motor Corp.	27,000	24
	Wan Hai Lines Ltd.	36,000	22
	Far Eastern International
	Bank	65,737	20
	Cathay Real Estate
	Development Co. Ltd.	25,900	14
	Siliconware Precision
	Industries Co. Ltd.	8,000	13
*	CTBC Financial Holding
	Co. Ltd. Rights Exp.
	12/15/2017	18,477	—
			40,652
Thailand (0.8%)
	PTT PCL	108,400	1,371
	Siam Cement PCL NVDR	58,200	858
	Siam Commercial Bank
	PCL (Local)	147,700	652

			Market
			Value•
		Shares	($000)
	Advanced Info Service
	PCL (Local)	83,224	487
	PTT Global Chemical PCL	147,799	356
	Charoen Pokphand
	Foods PCL	346,700	271
	Krung Thai Bank PCL	470,400	258
	Bangkok Bank PCL
	(Foreign)	40,800	247
	Intouch Holdings PCL	134,600	235
	Thai Oil PCL	75,200	231
	Banpu PCL (Local)	324,450	171
	IRPC PCL	754,500	147
	Land & Houses PCL	436,600	143
	Siam Commercial Bank
	PCL	30,700	135
	Electricity Generating
	PCL	18,597	129
	Siam Cement PCL
	(Foreign)	7,550	111
	Thai Union Group PCL	197,800	109
	Delta Electronics
	Thailand PCL	33,500	87
	Glow Energy PCL	29,300	79
	Ratchaburi Electricity
	Generating Holding
	PCL (Local)	44,200	74
	BEC World PCL	108,100	57
	Siam City Cement PCL
	(Local)	4,200	35
	Banpu PCL	47,250	25
	Siam City Cement PCL
	(Foreign)	532	5
			6,273
Turkey (0.2%)
	Tupras Turkiye Petrol
	Rafinerileri AS	10,135	365
	Turkcell Iletisim
	Hizmetleri AS	83,588	313
	Eregli Demir ve Celik
	Fabrikalari TAS	109,287	257
	Tofas Turk Otomobil
	Fabrikasi AS	9,405	77
	Petkim Petrokimya
	Holding AS	43,331	76
*	Turk Telekomunikasyon
	AS	36,696	62
	Enka Insaat ve Sanayi AS	38,663	59
	Arcelik AS	8,783	48
	Ford Otomotiv Sanayi AS	2,713	38
	TAV Havalimanlari
	Holding AS	4,186	21
	Aygaz AS	2,512	11
	Turk Traktor ve Ziraat
	Makineleri AS	513	10
			1,337

International High Dividend Yield Index Fund

			Market
			Value•
		Shares	($000)
United Arab Emirates (0.2%)
	Emirates
	Telecommunications
	Group Co. PJSC	130,697	634
	Abu Dhabi Commercial
	Bank PJSC	149,224	301
	Aldar Properties PJSC	258,701	168
	Dubai Islamic Bank PJSC	100,655	168
	DAMAC Properties
	Dubai Co. PJSC	131,955	142
	Dubai Investments PJSC	110,264	79
	Emaar Malls PJSC	121,186	76
	Air Arabia PJSC	215,052	72
*	Dubai Financial Market
	PJSC	61,957	20
	Al Waha Capital PJSC	33,830	16
	First Abu Dhabi Bank
	PJSC	4,368	12
			1,688
United Kingdom (16.1%)
	HSBC Holdings plc	1,510,450	14,750
	Royal Dutch Shell plc
	Class A	347,299	10,933
	British American
	Tobacco plc	167,531	10,824
	BP plc	1,452,750	9,854
	Royal Dutch Shell plc
	Class B	272,469	8,773
	GlaxoSmithKline plc	368,899	6,621
	AstraZeneca plc	95,657	6,472
	Vodafone Group plc	2,030,368	5,808
	Lloyds Banking Group
	plc	5,374,252	4,871
	Rio Tinto plc	90,346	4,270
	National Grid plc	258,297	3,109
	Imperial Brands plc	72,741	2,966
	BHP Billiton plc	161,259	2,920
	Aviva plc	306,929	2,059
	BAE Systems plc	238,935	1,882
	BT Group plc	533,579	1,838
	WPP plc	95,864	1,695
	Legal & General
	Group plc	437,267	1,550
	SSE plc	74,829	1,374
	Standard Life plc	205,564	1,173
*	Sky plc	78,347	981
	Centrica plc	423,346	955
	Old Mutual plc	355,618	902
	Persimmon plc	22,857	851
	Kingfisher plc	176,907	736
	Next plc	11,038	722
	International Consolidated
	Airlines Group SA
	(London Shares)	79,907	675

		Market
		Value•
	Shares	($000)
RSA Insurance Group plc	78,351	654
Barratt Developments plc	74,858	651
Taylor Wimpey plc	238,287	631
ITV plc	281,907	616
St. James’s Place plc	38,944	609
Pearson plc	63,979	597
TUI AG	32,896	594
United Utilities Group plc	51,551	570
Marks & Spencer
Group plc	123,591	565
Direct Line Insurance
Group plc	107,699	532
Severn Trent plc	18,461	518
John Wood Group plc	53,526	506
Berkeley Group
Holdings plc	10,108	502
DS Smith plc	70,439	487
Bellway plc	9,492	460
J Sainsbury plc	135,579	437
G4S plc	114,433	427
Meggitt plc	58,086	400
Investec plc	55,437	379
Admiral Group plc	14,811	378
Royal Mail plc	76,132	378
Capita plc	53,321	371
IMI plc	21,318	346
Inchcape plc	31,863	331
NEPI Rockcastle plc	23,624	329
Booker Group plc	120,956	323
Pennon Group plc	30,385	320
Tate & Lyle plc	36,289	312
Inmarsat plc	36,305	299
easyJet plc	16,127	287
Polymetal International
plc	24,071	280
British American
Tobacco plc ADR	4,220	272
William Hill plc	66,746	229
Ashmore Group plc	26,896	138
* Standard Chartered plc	3,743	37
Dixons Carphone plc	11,138	26
Provident Financial plc	220	3
		124,358
United States (0.0%)
* SUPERVALU Inc.	2,200	36
Southside Bancshares Inc.	2	—
		36
Total Common Stocks
(Cost $698,811)		766,097
Preferred Stock (0.0%)
* Vedanta Ltd. Pfd.
(Cost $0)	100	—

International High Dividend Yield Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (1.8%)[1]
Money Market Fund (1.5%)
[5,6] Vanguard Market
Liquidity Fund,
1.246%	116,718	11,673

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.3%)
7 United States Cash
Management Bill,
1.028%, 1/2/18	2,000	1,997
Total Temporary Cash Investments
(Cost $13,670)		13,670
Total Investments (100.7%)
(Cost $712,481)		779,767

		Amount
		($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard		44
Receivables for Investment Securities Sold		3
Receivables for Accrued Income		1,630
Receivables for Capital Shares Issued		158
Variation Margin Receivable—
Future Contracts		40
Unrealized Appreciation—
Forwards Contracts		148
Other Assets		828
Total Other Assets		2,851
Liabilities
Payables for Investment Securities
Purchased		(251)
Collateral for Securities on Loan		(7,772)
Payables for Capital Shares Redeemed		(14)
Payables to Vanguard		(161)
Variation Margin Payable—
Future Contracts		(2)
Unrealized Depreciation—
Forwards Contracts		(283)
Total Liabilities		(8,483)
Net Assets (100%)		774,135

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	705,898
Undistributed Net Investment Income	1,465
Accumulated Net Realized Losses	(525)
Unrealized Appreciation (Depreciation)
Investment Securities	67,286
Futures Contracts	139
Forward Currency Contracts	(135)
Foreign Currencies	7
Net Assets	774,135

Investor Shares—Net Assets
Applicable to 336,595 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	8,849
Net Asset Value Per Share—
Investor Shares	$26.29

ETF Shares—Net Assets
Applicable to 9,098,706 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	597,659
Net Asset Value Per Share—
ETF Shares	$65.69

International High Dividend Yield Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 5,266,408 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	167,627
Net Asset Value Per Share—
Admiral Shares	$31.83

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $7,109,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.8%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $4,050,000, representing 0.5% of
net assets.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Security value determined using significant
unobservable inputs.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
6 Includes $7,772,000 of collateral received for securities
on loan.
7 Securities with a value of $1,048,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

International High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2017	71	3,042	69
MSCI Emerging Market Index	December 2017	36	2,024	30
E-mini S&P 500 Index	December 2017	10	1,286	9
S&P ASX 200 Index	December 2017	10	1,129	31
				139

Unrealized appreciation (depreciation) on open futures contracts, except for S&P ASX 200 Index, is required to be treated as realized gain (loss) for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	12/20/17	EUR	2,961	USD	3,554	(94)
Goldman Sachs International	12/20/17	EUR	2,562	USD	3,057	(64)
BNP Paribas	12/28/17	AUD	2,429	USD	1,918	(60)
BNP Paribas	12/20/17	EUR	1,578	USD	1,871	(30)
Bank of America, N.A.	12/20/17	EUR	897	USD	1,062	(13)
Goldman Sachs International	12/28/17	AUD	714	USD	568	(22)
BNP Paribas	12/20/17	USD	4,137	EUR	3,494	54
Goldman Sachs International	12/20/17	USD	2,447	EUR	2,049	54
Barclays Bank plc	12/28/17	USD	558	AUD	705	19
Goldman Sachs International	12/28/17	USD	442	AUD	563	11
BNP Paribas	12/28/17	USD	347	AUD	441	10
						(135)
AUD—Australian dollar.
EUR—Euro.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1]	17,945
Interest [2]	24
Securities Lending—Net	253
Total Income	18,222
Expenses
The Vanguard Group—Note B
Investment Advisory Services	103
Management and Administrative—Investor Shares	21
Management and Administrative—ETF Shares	695
Management and Administrative—Admiral Shares	259
Marketing and Distribution—Investor Shares	2
Marketing and Distribution—ETF Shares	21
Marketing and Distribution—Admiral Shares	10
Custodian Fees	256
Auditing Fees	45
Shareholders’ Reports and Proxy—Investor Shares	2
Shareholders’ Reports and Proxy—ETF Shares	34
Shareholders’ Reports and Proxy—Admiral Shares	6
Total Expenses	1,454
Expenses Paid Indirectly	(9)
Net Expenses	1,445
Net Investment Income	16,777
Realized Net Gain (Loss)
Investment Securities Sold [2]	2,265
Futures Contracts	562
Foreign Currencies and Forward Currency Contracts	281
Realized Net Gain (Loss)	3,108
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	62,549
Futures Contracts	143
Foreign Currencies and Forward Currency Contracts	(194)
Change in Unrealized Appreciation (Depreciation)	62,498
Net Increase (Decrease) in Net Assets Resulting from Operations	82,383

1 Dividends are net of foreign withholding taxes of $1,221,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, $0, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Statement of Changes in Net Assets

		Feb. 25,
	Year End	2016[1] to
	Oct. 31,	Oct. 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,777	2,346
Realized Net Gain (Loss)	3,108	(227)
Change in Unrealized Appreciation (Depreciation)	62,498	4,799
Net Increase (Decrease) in Net Assets Resulting from Operations	82,383	6,918
Distributions
Net Investment Income
Investor Shares	(223)	(32)
ETF Shares	(11,765)	(1,192)
Admiral Shares	(3,905)	(563)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(15,893)	(1,787)
Capital Share Transactions
Investor Shares	4,675	2,884
ETF Shares	434,547	112,659
Admiral Shares	64,830	82,919
Net Increase (Decrease) from Capital Share Transactions	504,052	198,462
Total Increase (Decrease)	570,542	203,593
Net Assets
Beginning of Period	203,593	—
End of Period[2]	774,135	203,593

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,465,000 and $555,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Investor Shares
	Year	Feb. 25,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$22.24	$20.00
Investment Operations
Net Investment Income[2]	.947	.578
Net Realized and Unrealized Gain (Loss) on Investments	3.865[3]	2.059
Total from Investment Operations	4.812	2.637
Distributions
Dividends from Net Investment Income	(.762)	(.397)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.762)	(. 397)
Net Asset Value, End of Period	$26.29	$22.24
Total Return[4]	21.92%[5]	13.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$3
Ratio of Total Expenses to Average Net Assets	0.42%	0.42%[6],[7]
Ratio of Net Investment Income to Average Net Assets	3.63%	3.55%[6]
Portfolio Turnover Rate [8]	8%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.73%. See note B in the Notes to
Financial Statements.
8 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

ETF Shares
	Year	Feb. 25,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$55.61	$50.00
Investment Operations
Net Investment Income[2]	2.329	1.323
Net Realized and Unrealized Gain (Loss) on Investments	9.763[3]	5.305
Total from Investment Operations	12.092	6.628
Distributions
Dividends from Net Investment Income	(2.012)	(1.018)
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.012)	(1.018)
Net Asset Value, End of Period	$65.69	$55.61
Total Return	22.03%[4]	13.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$598	$117
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%[5],[6]
Ratio of Net Investment Income to Average Net Assets	3.73%	3.65%[5]
Portfolio Turnover Rate[7]	8%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.04.
4 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. See note B in the Notes to
Financial Statements.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Financial Highlights

Admiral Shares
	Year	March 2,
	Ended	2016[1] to
	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2017	2016
Net Asset Value, Beginning of Period	$26.92	$25.00
Investment Operations
Net Investment Income[2]	1.114	.597
Net Realized and Unrealized Gain (Loss) on Investments	4.743[3]	1.817
Total from Investment Operations	5.857	2.414
Distributions
Dividends from Net Investment Income	(.947)	(.494)
Distributions from Realized Capital Gains	—	—
Total Distributions	(. 947)	(. 494)
Net Asset Value, End of Period	$31.83	$26.92
Total Return[4]	22.04%[5]	9.73%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$168	$84
Ratio of Total Expenses to Average Net Assets	0.32%	0.32%[6],[7]
Ratio of Net Investment Income to Average Net Assets	3.73%	3.65%[6]
Portfolio Turnover Rate [8]	8%	6%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase and redemption fees of $.02.
4 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
5 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 The ratio of total expenses to average net assets before an expense reimbursement of 0.31% was 0.63%. See note B in the Notes to
Financial Statements.
8 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, there-by simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the under-

International High Dividend Yield Index Fund

lying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 3% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2016–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

International High Dividend Yield Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

International High Dividend Yield Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $44,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

During the period ended October 31, 2016, the fund incurred higher than anticipated custody costs because of a higher volume of securities transactions, which included transactions from a rebalance of the benchmark index shortly after the fund’s inception. Because of these factors, Vanguard has agreed to reimburse the fund for the unanticipated custody costs, in the amount of $294,000 (an effective annual rate of 0.31% of the fund’s average net assets); the fund is not obligated to repay this amount to Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2017, custodian fee offset arrangements reduced the fund’s expenses by $9,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

International High Dividend Yield Index Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	77,653	—	—
Common Stocks—Other	3,707	684,737	—
Preferred Stocks	—	—	—
Temporary Cash Investments	11,673	1,997	—
Futures Contracts—Assets[1]	40	—	—
Futures Contracts—Liabilities[1]	(2)
Forward Currency Contracts—Assets	—	148	—
Forward Currency Contracts—Liabilities	—	(283)	—
Total	93,071	686,599	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $5,545,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

E. At October 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	40	—	40
Unrealized Appreciation—Forward Currency Contracts	—	148	148
Variation Margin Payable—Futures Contracts	(2)	—	(2)
Unrealized Depreciation—Forward Currency Contracts	—	(283)	(283)

International High Dividend Yield Index Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	562	—	562
Forward Currency Contracts	—	258	258
Realized Net Gain (Loss) on Derivatives	562	258	820

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	143	—	143
Forward Currency Contracts	—	(135)	(135)
Change in Unrealized Appreciation (Depreciation) on Derivatives	143	(135)	8

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2017, the fund realized $3,385,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $2,510,000 of ordinary income available for distribution. The fund had available capital losses totaling $552,000 that may be carried forward indefinitely to offset future net capital gains.

At October 31, 2017, the cost of investment securities for tax purposes was $713,491,000. Net unrealized appreciation of investment securities for tax purposes was $66,276,000, consisting of unrealized gains of $75,879,000 on securities that had risen in value since their purchase and $9,603,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2017, the fund purchased $553,871,000 of investment securities and sold $54,156,000 of investment securities, other than temporary cash investments. Purchases and sales include $388,388,000 and $16,744,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

International High Dividend Yield Index Fund

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares[1]
Issued	13,201[2]	550	4,632	214
Issued in Lieu of Cash Distributions	208	8	29	1
Redeemed	(8,734) [3]	(355)	(1,777)	(82)
Net Increase (Decrease)—Investor Shares	4,675	203	2,884	133
ETF Shares[1]
Issued	452,772 [2]	7,299	112,659	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(18,225) [3]	(300)	—	—
Net Increase (Decrease)—ETF Shares	434,547	6,999	112,659	2,100
Admiral Shares[4]
Issued	95,890 [2]	3,234	90,853	3,415
Issued in Lieu of Cash Distributions	3,367	112	352	13
Redeemed	(34,427) [3]	(1,195)	(8,286)	(313)
Net Increase (Decrease)—Admiral Shares	64,830	2,151	82,919	3,115

1 Inception was February 25, 2016, for Investor and ETF Shares.
2 Includes purchase fees for fiscal 2017 of $265,000 (fund totals).
3 Net of redemption fees for fiscal 2017 of $24,000 (fund totals).
4 Inception was March 2, 2016, for Admiral Shares.

I. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (constituting separate portfolios of Vanguard Whitehall Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for the year then ended and for the period February 25, 2016 (commencement of operations) through October 31, 2016 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2017

Special 2017 tax information (unaudited) for Vanguard International Dividend Appreciation
Index Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $6,014,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $8,431,000 and foreign taxes paid of
$709,000. Shareholders will receive more detailed information with their Form 1099-DIV in January
2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Special 2017 tax information (unaudited) for Vanguard International High Dividend Yield
Index Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $12,904,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $15,025,000 and foreign taxes paid of $1,156,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Dividend Index Funds
Periods Ended October 31, 2017
		Since
	One	Inception
	Year	(2/25/2016)
International Dividend Appreciation Index Fund Investor Shares
Returns Before Taxes	19.46%	17.38%
Returns After Taxes on Distributions	18.92	16.96
Returns After Taxes on Distributions and Sale of
Fund Shares	11.27	13.33

		Since
	One	Inception
	Year	(2/25/2016)
International High Dividend Yield Index Fund Investor Shares
Returns Before Taxes	21.32%	20.82%
Returns After Taxes on Distributions	20.22	19.87
Returns After Taxes on Distributions and Sale of
Fund Shares	12.50	15.88

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,098.77	$1.85
ETF Shares	1,000.00	1,099.08	1.32
Admiral Shares	1,000.00	1,099.10	1.32
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,095.37	$2.22
ETF Shares	1,000.00	1,095.70	1.69
Admiral Shares	1,000.00	1,095.76	1.69
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
Investor Shares	$1,000.00	$1,023.44	$1.79
ETF Shares	1,000.00	1,023.95	1.28
Admiral Shares	1,000.00	1,023.95	1.28
International High Dividend Yield Index Fund
Investor Shares	$1,000.00	$1,023.09	$2.14
ETF Shares	1,000.00	1,023.59	1.63
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.35% for Investor Shares, 0.25% for ETF Shares, and 0.25% for
Admiral Shares; and for the International High Dividend Yield Index Fund, 0.42% for Investor Shares, 0.32% for ETF Shares, and 0.32% for
Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Fair-Value Pricing. Fair-value adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q20150 122017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2017: $341,000
Fiscal Year Ended October 31, 2016: $277,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2017: $8,424,459
Fiscal Year Ended October 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2017: $3,194,093
Fiscal Year Ended October 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2017: $0
Fiscal Year Ended October 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 21, 2017
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 21, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.